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DIVERSIFIED INVESTMENT ADVISORS

                       DIVERSIFIED INVESTORS PORTFOLIOS


                                                 INTERNATIONAL EQUITY PORTFOLIO

                                                 HIGH YIELD BOND PORTFOLIO

                                                 AGGRESSIVE EQUITY PORTFOLIO

                                                 SPECIAL EQUITY PORTFOLIO

                                                 MID-CAP GROWTH PORTFOLIO

                                                 MID-CAP VALUE PORTFOLIO

                                                 EQUITY GROWTH PORTFOLIO

                                                 GROWTH AND INCOME PORTFOLIO

                                                 VALUE & INCOME PORTFOLIO

                                                 BALANCED PORTFOLIO

                                                 CORE BOND PORTFOLIO

                                                 INTERMEDIATE GOVERNMENT
                                                 BOND PORTFOLIO

                                                 HIGH QUALITY BOND PORTFOLIO

                                                 MONEY MARKET PORTFOLIO

                              2001 ANNUAL REPORT

                                          [DIVERSIFIED INVESTMENT ADVISORS LOGO]
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                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Economic and Market Review..................................    2
Statements of Assets and Liabilities........................   10
Statements of Operations....................................   12
Statements of Changes in Net Assets -- December 31, 2001....   14
Statements of Changes in Net Assets -- December 31, 2000....   16

PORTFOLIO OF INVESTMENTS
Money Market Portfolio......................................   18
High Quality Bond Portfolio.................................   20
Intermediate Government Bond Portfolio......................   24
Core Bond Portfolio.........................................   27
Balanced Portfolio..........................................   35
Value & Income Portfolio....................................   47
Growth & Income Portfolio...................................   51
Equity Growth Portfolio.....................................   59
Mid-Cap Value Portfolio.....................................   63
Mid-Cap Growth Portfolio....................................   65
Special Equity Portfolio....................................   67
Aggressive Equity Portfolio.................................   77
High Yield Bond Portfolio...................................   79
International Equity Portfolio..............................   85
Notes to Financial Statements...............................   91
Report of Independent Accountants...........................  104

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                              FOURTH QUARTER 2001

                            ANNUAL ECONOMIC OVERVIEW

     Although stocks staged an impressive comeback in the fourth quarter, the rally would not be strong enough to propel the major stock market indices into positive territory. In fact, the negative returns of 2000 and 2001 marked the worst two year period for the S&P 500 Index since the bear market of 1973 and 1974, the last time the Index endured consecutive calendar year losses. On the other hand, bond investors were once again rejoicing as the Lehman Brothers Aggregate Bond Index outperformed stocks for the second straight year, making this only the fourth time in history that bonds outperformed stocks for two consecutive years.

     The stock market's performance was to a large degree a direct result of a significantly slowing economy, which had officially entered into a recession and ended the longest economic expansion in history. The U.S. economy contracted at an annualized rate of 1.3% in the third quarter, as measured by the Gross Domestic Product (GDP), and will undoubtedly have another negative reading in the fourth quarter. We estimate the fourth quarter GDP report to show approximately a 1.6% decline. However, it is imperative to note that the Federal Reserve Board and the Government have done their part in providing the much needed stimulus to jump start our economy by aggressively lowering interest rates and providing fiscal relief through lower taxes. The Federal Reserve cut the Fed Funds Rate eleven times this year to 1.75%, its lowest level in forty years.

     The major factors that contributed to the demise of the economy were a significant correction in inventory levels, cut backs in business and capital expenditures and generally weaker consumer spending. In an attempt to satisfactorily meet the pent up demand, which was created by the economic strength in the late 1990's, businesses stockpiled inventory to very high levels. Much of the build up in inventory was in the telecommunication and semi-conductor sectors. Once the tech bubble burst and orders for goods and services were cancelled, manufacturing essentially shutdown, causing a massive correction in inventory levels. As a result, excess capacity was created. In fact, manufacturing is operating at 74.7% of capacity, well below the level during the 1990-1991 recession and well off the high of 83% in June 2000.

     Consumer confidence took it on the chin by declining 27% during the past year as the effects of a weak equity market, the terrorist attacks on September 11 and increased unemployment negatively impacted consumers. As a result, total retail sales were up 3.5%. Although, it appears that automobile sales largely skewed the numbers thanks to aggressive incentive programs and 0% financing. When you extract automobile sales, retail sales were up a modest 1.1%. Even retailers had to discount prices on goods to attract buyers.

     However, despite the economy's doldrums, there were sectors that showed some strength in the year, specifically the housing market. Both new and existing home sales clearly benefited from the low interest rate environment as 30-year mortgage rates fell below 7%.

     Inflation continues to remain under control, with the Consumer Price Index
(CPI) rising 2.0% while the Producer Price Index actually declined by 1.9%. We believe that inflation will remain calm through 2002, as a weak economy, excess capacity and still efficient productivity will not enable prices on goods and services to significantly increase. We are estimating the CPI Index to increase approximately 2% for 2002. We would not be surprised if the CPI Index comes in lower than this.

                               FINANCIAL MARKETS

     Concerns regarding the direction of the economy, low inflation and oil prices, political nervousness, weak corporate profits and the eleven interest rate cuts by the Federal Reserve created a favorable environment for bond investors. The investment grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 8.4% for the year.

     Despite the solid return from the Index last year, the bond market underwent significant volatility. After rallying for the first ten months of the year, bond prices began to plummet in early November through December as investors started to notice that signs of strength in the economy were beginning to emerge and the Fed would end its easing cycle, which caused yields to move upward. In addition, the market was jolted by the shocking news of Enron's collapse from the corporate pedestal, which called into question the accuracy of

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financial statements and the efficacy of credit analysis. As a result, the Index posted a total return of .05% for the fourth quarter.

     The yield curve dramatically steepened after beginning the year inverted. Rates dropped the most at the short-end of the yield curve, while the 10 and 30-year bond yields were relatively unchanged. Although the yield on the 10 year bond was down only 6 basis points for the year, the path it took to get there was also volatile, as the yield on the 10-year bond actually reached a low of 4.20% in the fall. As a result, yield curve positioning had a significant impact on portfolio performance. If the duration of a portfolio was underweighted in the intermediate sector of the curve, performance most likely fell short. The intermediate duration performed best, i.e. the Lehman Brothers Intermediate Government/Corporate Bond Index (approximately 3 years in duration) returned 9.0%, while the Lehman Brothers Government/Corporate Bond Index (approximately 5 years in duration) returned 8.5%.

     With the exception of high-yield corporate securities, investment grade corporate securities, mortgages and asset backed securities, otherwise known as "spread" products, produced higher returns than Government securities for the year. The investment grade corporate securities were the best performing sector of the bond market with a 10.4% return while Government bonds returned 7.2%. This was a reversal of 2000 when risk premiums widened and investors sought the relative safety of Government issues.

     Despite the tumultuous environment surrounding the equity markets and a string of bankruptcy court filings, the high yield sector, as measured by the Credit Suisse First Boston Global High Yield Index, reversed it's poor showing of 2000 and returned 5.8% for 2001. This result was largely due to this sector recovering in the fourth quarter after having the prior two quarters post negative returns. The Index was up 5.7% for the fourth quarter.

     After going through one of the worst quarters in stock market history, the market's fourth quarter rally was greeted with open arms. Although stocks advanced slowly at first, they picked up momentum after the Federal Reserve cut interest rates on November 6. For the quarter, the S&P 500 Index, the Dow Jones Industrial Average, and the NASDAQ Indices were up 11%, 14% and 30%, respectively, and rallied an impressive 19%, 22% and 37% from their September 21 lows. The best performer for the quarter came from the small capitalization Russell 2000 Index which returned 21% due to the belief that small company's shares tend to be most sensitive to economic growth. Also during the quarter investors passed on the defensive sectors such as consumer non-cyclical and utility with losses of 10.1% and 3.3%, respectively, and favored the more cyclical companies that are leveraged to economic improvement and those whose stock prices were hit the hardest prior to the fourth quarter. The best performing areas were technology (+34.0%), consumer cyclical (+24.3%), transportation (+20.6%), and capital goods (+15.0%).

     Despite the quarter's strong comeback, the S&P 500 Index declined 11.9% and the NASDAQ Index was the hardest hit by falling 21.1% for the year. The major factor contributing to the market's sell-off in 2001 was the realization that the economy had formally entered into a recession, and caused corporate profits to significantly fall. The average S&P 500 earnings on a reported basis for the first, second and third quarters were -6.8%, -16.8% and -26.8%, respectively, and so far the fourth quarter's earnings are down 39%. Earnings this bad, coupled with still relatively high valuations, made for a tough environment. In addition, the terrorist attacks, the Enron debacle and no clear direction as to the whether the economic recovery will be strong or drawn out added to the poor environment for stocks.

     Among the sectors, at some point in time during the year, investors favored just about every one. This, as you can imagine, created an abundance of volatility and major market rotation. When all was completed, some sectors followed the performance of 2000, specifically technology and communication services which were down 23.4% and, 12.1%, respectively. The telecommunication sector continued to be impacted by the fallout of the technology bubble. The major reason for this sector's troubles was due to many of the telecom companies taking on large amounts of debt to build costly infrastructure. As a result, some have filed for bankruptcy court protection and many companies have the specter of bankruptcy priced into the stock. However, there were some turnaround situations, such as the basic industry and consumer cyclical sectors. After falling by 16% and 20%, respectively in 2000, both sectors posted positive results in 2001 with 2.9% and

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12.6%, respectively. Other sectors that fared well in 2000 did not have the same fortune in 2001. Those sectors are utility, finance and healthcare that declined 30%, 12%, and 9%, respectively.

     Among equity styles, the small cap Russell 2000 Index turned in the best performance by churning out a positive result of 2.5%. Although the Russell 1000 Value Index was down 5.6% for the year, it continued to significantly outperform The Russell 1000 Growth Index, which was down 20.4%. This should not be surprising since the communication services, technology and healthcare sectors represent a significant portion of that index. Over the past two years, value stocks have exceeded the return on growth stocks by a 23.9% margin. That is not bad for a sector that investors declared dead in the water following 1998 and 1999 when growth investing was the favorite theme. International equity stocks also followed the U.S. market down, as the MSCI World Ex-US Index declined 21.2% for the year. For the first time since 1974, the three major world economies were in recession at once.

                                    OUTLOOK

     After originally believing that the economic recovery would be fast and furious, we have revised our thinking and are in the "U" shaped gradual recovery camp. Although the Fed has done its part in trying to stimulate economic growth, it may take a little more than originally anticipated to get it back on track. In typical recovery periods, a recession takes place when consumer spending dramatically declines as well as when there is a significant decline in Government spending due to lower tax revenue. This recession was not attributed to the consumer and Government, but to the corporate sector, which needed to reduce significant excess in inventory levels and cut back on spending budgets. If there was any spending by business it was for disaster recovery, anti-virus software for computers and restructuring packages for laid-off workers. If not for consumer and Government spending the recession would have happened sooner. Earlier in this letter, reference was made to consumers leveraging themselves by taking advantage of attractive incentive and financing packages offered by businesses. For this reason, we believe that consumers will start to pay down this debt and cause total spending to decelerate. If there is to be a turnaround it will no doubt come from the industrial sector, as inventory levels will be increased after going through a rather significant correction. However, businesses will monitor and regulate the level of inventory to meet demand, which will be muted to a degree.

     As far as the financial markets are concerned we believe that the year will be one of two tales. The first being on the downside as the market dusts off some of the excess valuation caused by last quarter's rally. The P/E ratio of the S&P 500 Index ended the year at approximately 41x on a trailing earnings per share basis. We believe that this level is too high given the current earnings estimates. We believe that the market will make a bottom sometime in the first half of the year, which will set the stage for a recovery in the second half. However, how much and how long of a recovery we have will ultimately depend on the economy. While we believe that the economy is currently in a "transition" stage, it is still a little early to know how durable the recovery is at this point.

     We believe that bonds will do well early in the year, then sell-off later as we start to see signs of economic strength. The real value in the bond market is in the spread sector as the yield spread continues to be at very high levels. Therefore, we believe that the higher yielding spread products such as corporate bonds will outperform in 2002.

                                  MONEY MARKET

     The fourth quarter proved to be a period marked by a recovery in both human terms and that of the financial markets in the wake of the tragic events of September 11. In anticipating further economic fallout from the disaster and reacting to softening economic indicators, the Federal Reserve Board cut its target for the federal-funds interest rate three times in the fourth quarter. The cuts left the fed-funds rate at 1.75%, nearly an unprecedented low.

     The economic data in the U.S. are starting to collectively portray an economy in which the worst of the recession is beneath it. Over the past several months, consumer sales and housing activity proved surprisingly

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resilient. Of late, indications are that manufacturing activity is starting to rebound as new orders experienced growth in November, breaking a long negative trend. Thus, while the capital markets and many observers see the U.S. economy as having bottomed out, Fed Chairman Alan Greenspan threw the financial markets for a loop with his January 11 speech. In his remarks, Greenspan expressed reservations over the ability of the U.S. economy to rebound at the pace which the markets anticipate. As a result, money market yields dropped significantly in interpreting his remarks as a prelude to another Fed easing at its January 29-30 meeting. Up until this point, many market participants believed, as we did, that the Fed had likely completed its easing process. Now the money market is pricing in a better than 50% probability that the Fed will ease one-quarter percent at the January 2002 meeting. We remain skeptical that the Fed would do so based on the available economic data and the reluctance on the part of Fed board members and bank presidents to ease as aggressively as Greenspan successfully sought to do at the November and December meetings. Instead, for the time being anyway, we see Greenspan's speech as an attempt to "jawbone" long-term interest rates, which rose last year despite eleven Fed easing moves, down to help the economy recover. We still think the next Fed move should and will be an increase.

     The average maturity of the Money Market Portfolio rose during the fourth quarter to capture selective opportunities for yield pick-up for investments extending into the second half of 2002. Going forward, we will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short (to capture high current yields) while seizing on opportunities to extend into longer maturing/ attractive yielding investments. We think such a strategy best positions the portfolio in the current environment. The average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat from one to six months, so there is little yield pickup unless extending out into the one-year area. The average maturity of the portfolio at year-end was 79.7 days, as compared to the 62.5 days as of 9/30/01.

     The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                                  HIGH QUALITY

     The net result of our activities during the quarter was to increase the allocation in the money market sector by 1.5%, increase the Treasury and Agency sector by 1.5%, increase the international sector by 1.6 %, increase the mortgage sector by 4.5% and reduce the corporate sector by 2.0%. The average portfolio quality increased modestly from AA1/AA to AA1/AA+. The portfolio duration was 1.68 years, versus 1.67 years for the index at quarter end. We sold out of our position in Enron Corporation in mid November. After watching the situation unfold, we lost confidence in the integrity of management and liquidated our position. S&P reported that global corporate defaults totaled 211 issuers defaulting on approximately $115 billion of debt through year-end.

                          INTERMEDIATE GOVERNMENT BOND

     The fourth quarter marked a period of gradual return to economic stability, following the shock of September. Aggressive Fed easing, aided by spending from Washington and lower energy prices, helped to cushion what was a sharp but brief downspike in an otherwise mending economy. The forward-looking bond market has already priced in continuing improvement. Interest rates moved up in November, to where longer maturity yields increased over the year. Our view is the Fed is likely done easing for this cycle. As signs of an economic pickup become more apparent in the spring, some of the Fed's post-attack easing moves will be reversed. The yield curve stands sharply sloped upward, and has brought fairly attractive levels to bonds maturing five years and beyond. We hold a slightly short portfolio duration, reflecting the pressure the market will feel if our Fed forecast holds. We are taking advantage of a very steep yield curve by focusing our exposure in the longer maturities of the Government bond market.

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                                   CORE BOND

     The portfolio outperformed the Lehman Aggregate for the quarter benefiting from a strong rebound in spread sectors, particularly in the high yield, which was the most oversold sector in September. The Fed cut short-term rates by 125 basis points during the quarter. The portfolio maintained a slightly longer duration than the benchmark to benefit from lower interest rates. The strategy detracted from overall performance as intermediate and long term rates moved higher due to expectations for economic recovery manifesting in the market. We initiated a sub advisor change in December replacing Payden & Rygel with BlackRock. The market environment in which the portfolio transition took place was advantageous as portfolio repositioning occurred. Treasury, corporate and high yield holdings were scaled back while MBS and non-dollar holdings were increased.

                                HIGH YIELD BOND

     After two quarters of negative returns, the high yield market recovered in the fourth quarter with the CSFB High Yield Index returning 5.7%. A shift in investor sentiment along with rising interest rates on the long-end of the yield curve resulted in single B credits outperforming BB issues. This was a condition that had not occurred for approximately 15 months. Expectations going into the quarter were unduly harsh. However, while consumer sentiment did erode due to the September 11th event, it did not fall to the degree anticipated. During the quarter, investors decided that while earnings were still in decline and the U.S. was in recession, the depth and breath of such an economic cycle were over anticipated. Thus risk premium requirements declined throughout the quarter. During the quarter, the portfolio benefited significantly from a 15% overweight to the B sector. In addition, industry allocations also had a positive impact on performance, as the portfolio overweighted the strong performing wireless communications and gaming/leisure industries at the expense of the lagging telecommunications and financial industries. The portfolio yield to worst, at 10.3%, remained conservative relative to the index.

                                    BALANCED

     After sharp losses in the third quarter, the S&P 500 rebounded in the fourth quarter. For the third time in the year, market leadership changed abruptly as investors once again favored stocks with relatively high valuations and poor earnings momentum on the belief that these stocks will benefit the most from an end to the current economic recession. This was a sharp change from the previous quarter when defensive stocks were the best performers. The best performing sectors during the quarter were the technology, consumer discretionary and industrial sectors. The poorest performing sectors were the telecommunication and utility sectors. In a reversal from the third quarter, smaller cap stocks within the S&P 500 outperformed larger cap stocks within the index during the period.

     The fixed income portion outperformed the Lehman Aggregate for the quarter benefiting from a strong rebound in spread sectors, particularly in the high yield, which was the most oversold sector in September. The Fed cut short-term rates by 125 basis points during the quarter. We initiated a sub-advisor change in December replacing Payden & Rygel with BlackRock. The market environment in which the portfolio transition took place was advantageous as portfolio repositioning occurred.

                                 VALUE & INCOME

     The U.S. equity market staged a strong recovery in the fourth quarter with a rise across many cyclical sectors. Growth outperformed value, thanks in part to investors' renewed enthusiasm for technology stocks. Investors continued to anticipate economic recovery in 2002, driving up those segments of the market that are poised to benefit the most from an economic rebound. Within the consumer cyclical sector, the retail and department store overweights performed especially well. Financial-services stocks lagged on investors' fears that the weak economy would drive up credit losses on consumer and business loans. The consumer-oriented banks and thrifts traded down in this environment, detracting from relative returns. The U.S. equity market remains more fairly valued than it has been in several years.

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                                GROWTH & INCOME

     Despite dismal economic reports that confirmed recession, the stock market moved higher to close the year. The Fed rate cuts, discussion of a fiscal stimulus, along with progress in the war against terrorism, prompted investors to take on the more optimistic view about the economic recovery. Within the S&P 500, value oriented companies underperformed their growth counterparts for the quarter. Technology, consumer cyclicals and transportation became the market leaders with strong respective returns of 33.4%, 24.3% and 20.6%. Communication services and utilities, however, registered losses of 12.6% and 11.7%. During the fourth quarter, the portfolio underperformed the S&P 500 benchmark primarily due to an overweight to the lagging consumer staples stocks at the expense of the strong performing technology and consumer cyclicals sectors. The loss from sector allocations was partially offset by strong stock selection in technology and healthcare.

                                 EQUITY GROWTH

     Stocks staged an impressive rally during the fourth quarter driven by improving investor sentiment towards 2002. Most broad measures of economic activity in the beginning of the quarter showed that the economy was still sluggish. The Fed lowered rates aggressively during the quarter. The consumer proved resilient; supported by lower rates, lower energy prices and tax relief, spending fell less than anticipated. By the end of the fourth quarter, some positive signs appeared to emerge. Inventories appeared to have bottomed. Companies that streamlined their operation throughout 2001 began to see the benefit of improved cost structures. Stocks with greater sensitivity to an economic rebound substantially outperformed those deemed to be more defensive. For the quarter, the Russell 1000 Growth Index gained 15.16%.

                                 MID-CAP VALUE

     Two of the top performing stocks for the fourth quarter were among those that declined significantly towards the end of the third quarter. Circuit City Stores-CarMax Group and Embraer-Empresa Brasileira, our worst performing stocks in the third quarter, have both doubled in value since the end of September. After they sold off considerably, we actually added to our positions, which turned out to be a very positive decision. The portfolio is positioned slightly more aggressively towards an economic recovery. At the peak of the internet craze, this portfolio had 50% of its assets in utilities, insurance, educational publishing and cash (only 5%), a defensive posture by any measure. Today, these groups make up less than 15% of the portfolio with the void being filled by companies within the healthcare, travel & leisure, and business services sectors, all three of which will benefit as the economy improves.

                                 MID-CAP GROWTH

     The Russell Mid Cap Growth Index rebounded strongly over the fourth quarter, led by technology, to rank near the top of major U.S. indices. The portfolio participated in the rebound of growth segments that were hardest hit during the third quarter. Technology stocks, especially in software, were bid up from levels that investors judged to be oversold. The portfolio trailed the index's return, due largely to our underweight in technology, given concerns about valuations. Health care equipment also detracted from active returns. The reverberations from Enron's bankruptcy negatively influenced commercial services, notably Calpine Corporation. We remain committed to our position and received confirmation of positives about the company's balance sheet, and note the resolution in Calpine's favor regarding receivables from PG&E. We remain cautious regarding the pace of the economic and earnings recovery. Following two back-to-back negative years for equities, we anticipate a better year in 2002, and expect secondary securities to lead the wider market.

                                 SPECIAL EQUITY

     The fourth quarter produced a "rousing rally" that left a "year-end glow" in most all equity portfolios. The Russell 2000 Index grew a spectacular 21.1% for the quarter, pushing the small capitalization index into positive ground for the year (+2.5%). Small capitalization stocks outperformed the stocks of larger companies

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for the third consecutive year and the margin of over 14% was the greatest since
1991. The pause in small company leadership noted in the September quarter was short-lived, reflecting Wall Street's new rose-colored economic glasses. Reversing the prior trends, the Russell 2000 Growth Index outperformed its value counterpart by more than 9% in the fourth quarter. During the quarter, the portfolio underperformed the Russell 2000 Index. The underperformance was due to the complete reversal of themes in the prior quarter, as stock selection that benefited performance in the third quarter hurt the portfolio in the fourth quarter. The portfolio lost on holdings in technology and healthcare, which was partially offset by a significant underweight to the financial sector.

                               AGGRESSIVE EQUITY

     The equity markets recovered during the fourth quarter. Market performance was driven by a strong rebound from the panic lows of September 11. Reported earnings were mixed across all sectors. Healthcare and utilities delivered poor performance this quarter in spite of earnings growth as funds flowed to sectors most sensitive to the rebound, primarily technology. The quarter saw strong gains across the board in information technology, personal computers, semiconductor and wireless issues that appear to have seen the bottom of this business cycle. Earnings disappointments lead to the sale of issues that no longer met our discipline. Presently, our models continue to lead us toward smaller capitalized issues, which continue to demonstrate the best potential for future growth. We believe that an accommodative fed, tax relief and low oil prices will provide a favorable environment for the equity markets in 2002.

                              INTERNATIONAL EQUITY

     In telecommunications and technology, our overweight in areas such as semiconductors and wireless telecommunications boosted results. At the same time, after the rebound in technology, we felt that prices were getting ahead of fundamentals for some of our European semiconductor names and we reduced or eliminated certain holdings. Being underweight in oil and gas as well as moving to a slight underweight in areas such as pharmaceuticals, consumer staples, and utilities also helped portfolio returns. While some of our purchases over the quarter brought a more cyclical tone to the portfolio (and cyclical companies may do better if the global economy improves in 2002), these names were added on the basis of improving fundamentals and not as sector bets. In Japan, our overweight is based on owning companies in a variety of areas that should benefit from cost cutting and restructuring or from a rebound in technology. A V-shaped recovery is certainly possible however, the economic data today is not encouraging and corporate profits could continue to disappoint in the near term.

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                          INTERMEDIATE
                                               MONEY           HIGH        GOVERNMENT        CORE
                                               MARKET      QUALITY BOND       BOND           BOND         BALANCED
                                            ------------   ------------   ------------   ------------   ------------
ASSETS:
Securities, at cost.......................  $704,136,941   $319,748,939   $275,549,360   $848,052,567   $525,670,884
                                            ============   ============   ============   ============   ============
Securities, at value......................  $704,136,941   $325,103,458   $279,886,762   $846,815,609   $524,023,604
Repurchase agreements (cost equals market
  value)..................................           977     10,109,980         41,645     20,441,023      5,589,587
Cash......................................           186             --            275             --             --
Receivable for securities sold............            --             --             --      6,898,479     21,180,443
Unrealized appreciation on foreign
  currency forward contracts..............            --             --             --         11,159          2,812
Interest receivable.......................       663,493      3,337,166      2,404,686      7,614,609      2,036,954
Dividends receivable......................            --             --             --             --        338,686
Receivable from advisor...................            --             --             --             --             --
Receivable from securities lending........            --        279,290             --         15,933          6,381
                                            ------------   ------------   ------------   ------------   ------------
    Total assets..........................   704,801,597    338,829,894    282,333,368    881,796,812    553,178,467
                                            ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Deposit for securities loaned.............            --      5,472,000     21,418,500     59,194,051     24,635,405
Payable for securities purchased..........            --      2,717,651             --     60,783,785     26,357,502
Security sold short, at value (proceeds
  $4,019,729).............................            --             --             --             --      4,007,500
Unrealized depreciation on foreign
  currency forward contracts..............            --             --             --          2,285            572
Variation margin..........................            --             --             --             --         28,800
Due to Advisor............................            --          1,588          6,760             --          7,759
Investment advisory fees..................       156,026         93,639         73,946        222,529        187,368
Accrued expenses..........................        68,380         42,060         39,045        121,023        116,964
                                            ------------   ------------   ------------   ------------   ------------
    Total liabilities.....................       224,406      8,326,938     21,538,251    120,323,673     55,341,870
                                            ------------   ------------   ------------   ------------   ------------
    NET ASSETS............................  $704,577,191   $330,502,956   $260,795,117   $761,473,139   $497,836,597
                                            ============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
  Paid-in capital.........................  $704,577,191   $325,148,437   $256,457,715   $762,702,411   $499,400,443
  Net unrealized appreciation
    (depreciation) on securities..........            --      5,354,519      4,337,402     (1,236,958)    (1,647,280)
  Net unrealized appreciation on
    futures...............................            --             --             --             --         81,507
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies.................            --             --             --          7,686          1,927
                                            ------------   ------------   ------------   ------------   ------------
    NET ASSETS............................  $704,577,191   $330,502,956   $260,795,117   $761,473,139   $497,836,597
                                            ============   ============   ============   ============   ============


                                               VALUE &
                                                INCOME
                                            --------------
ASSETS:
Securities, at cost.......................  $1,574,224,243
                                            ==============
Securities, at value......................  $1,711,474,488
Repurchase agreements (cost equals market
  value)..................................      42,253,357
Cash......................................              26
Receivable for securities sold............              --
Unrealized appreciation on foreign
  currency forward contracts..............              --
Interest receivable.......................           5,992
Dividends receivable......................       3,016,802
Receivable from advisor...................              --
Receivable from securities lending........          12,131
                                            --------------
    Total assets..........................   1,756,762,796
                                            --------------
LIABILITIES:
Deposit for securities loaned.............      97,451,405
Payable for securities purchased..........       4,846,367
Security sold short, at value (proceeds
  $4,019,729).............................              --
Unrealized depreciation on foreign
  currency forward contracts..............              --
Variation margin..........................              --
Due to Advisor............................          11,259
Investment advisory fees..................         623,335
Accrued expenses..........................         128,384
                                            --------------
    Total liabilities.....................     103,060,750
                                            --------------
    NET ASSETS............................  $1,653,702,046
                                            ==============
NET ASSETS CONSIST OF:
  Paid-in capital.........................  $1,516,451,801
  Net unrealized appreciation
    (depreciation) on securities..........     137,250,245
  Net unrealized appreciation on
    futures...............................              --
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies.................              --
                                            --------------
    NET ASSETS............................  $1,653,702,046
                                            ==============

                       See notes to financial statements.

       GROWTH &          EQUITY         MID-CAP       MID-CAP        SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
        INCOME           GROWTH          VALUE        GROWTH          EQUITY          EQUITY          BOND          EQUITY
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   -------------
    $1,038,165,107   $1,323,948,256   $11,750,561   $14,519,980   $1,289,231,021   $450,688,607   $164,787,696   $678,901,957
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============
    $1,031,461,430   $1,247,964,695   $13,075,281   $14,978,721   $1,470,804,110   $474,055,456   $162,708,129   $608,482,765
        10,256,447       40,785,173       577,220       660,472       59,833,108      5,388,725      9,429,634     58,616,167
                --               --            --            --               --             --             --             --
        16,819,192        6,516,544        35,926        57,337        3,502,593             --             --        292,810
                --               --            --            --               --             --             --      4,382,750
             3,674            4,161            22            26           11,558          5,390      3,994,821          9,828
           887,495          815,382         5,526         3,006          677,177         21,450         34,766        492,426
                --               --        20,078        23,138               --             --             --             --
            36,662            8,712            --            --           55,497         15,978             --         22,371
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
     1,059,464,900    1,296,094,667    13,714,053    15,722,700    1,534,884,043    479,486,999    176,167,350    672,299,117
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
        67,368,088       52,961,356            --            --      199,830,671    106,560,944             --     38,405,298
        22,761,438       11,440,890        45,985       122,330       10,727,416             --      2,040,944         67,064
                --               --            --            --               --             --             --             --
                --               --            --            --               --             --             --        319,735
                --               --            --            --          115,150             --             --             --
                --            2,170            --            --           18,478             --             --         21,560
           492,654          641,473            --         1,706          852,162        303,621         80,710        386,861
            76,953          104,445        35,774        35,716          116,326         43,301         26,231        209,874
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
        90,699,133       65,150,334        81,759       159,752      211,660,203    106,907,866      2,147,885     39,410,392
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
    $  968,765,767   $1,230,944,333   $13,632,294   $15,562,948   $1,323,223,840   $372,579,133   $174,019,465   $632,888,725
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============
    $  975,469,444   $1,306,927,894   $12,307,574   $15,104,207   $1,141,299,319   $349,212,284   $176,099,032   $699,251,622
        (6,703,677)     (75,983,561)    1,324,720       458,741      181,573,089     23,366,849     (2,079,567)   (70,425,912)
                --               --            --            --          351,432             --             --             --
                --               --            --            --               --             --             --      4,063,015
    --------------   --------------   -----------   -----------   --------------   ------------   ------------   ------------
    $  968,765,767   $1,230,944,333   $13,632,294   $15,562,948   $1,323,223,840   $372,579,133   $174,019,465   $632,888,725
    ==============   ==============   ===========   ===========   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                     INTERMEDIATE
                                           MONEY          HIGH        GOVERNMENT       CORE                        VALUE &
                                          MARKET      QUALITY BOND       BOND          BOND         BALANCED        INCOME
                                        -----------   ------------   ------------   -----------   ------------   ------------
INVESTMENT INCOME:
  Interest income.....................  $26,828,157   $17,066,070    $13,478,873    $40,709,939   $ 12,535,821   $  3,433,246
  Securities lending income...........           --         6,435         45,882        314,119        110,066        170,375
  Dividend income.....................           --            --             --             --      4,310,420     36,713,949
  Less: withholding taxes.............           --            --             --             --        (17,202)       (14,536)
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Total income..................   26,828,157    17,072,505     13,524,755     41,024,058     16,939,105     40,303,034
                                        -----------   -----------    -----------    -----------   ------------   ------------
EXPENSES:
  Investment advisory fees............    1,624,323       974,830        838,425      2,516,101      2,307,738      7,112,758
  Custody fees........................       98,835        66,286         56,803        159,732        158,407        323,511
  Professional fees...................       29,360        24,192         26,006         38,886         23,101         66,774
  Reports to shareholders.............        2,172           300            867          1,785          3,651          7,187
  Miscellaneous fees..................        2,653           341            253          3,337          2,169          6,067
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Total expenses................    1,757,343     1,065,949        922,354      2,719,841      2,495,066      7,516,297
Expenses reimbursed by the advisor....           --            --             --             --             --             --
                                        -----------   -----------    -----------    -----------   ------------   ------------
        Net expenses..................    1,757,343     1,065,949        922,354      2,719,841      2,495,066      7,516,297
                                        -----------   -----------    -----------    -----------   ------------   ------------
Net investment income (loss)..........   25,070,814    16,006,556     12,602,401     38,304,217     14,444,039     32,786,737
                                        -----------   -----------    -----------    -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES, FUTURES, AND
  FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities........................       38,244     1,509,971        937,332     26,280,505    (50,787,372)    26,181,299
  Net realized gains (losses) on
    futures...........................           --            --             --             --      1,011,489             --
  Net realized gains (losses) on
    foreign currency transactions.....           --            --             --        364,577        121,761             --
  Net change in unrealized
    appreciation (depreciation) on
    securities........................           --     3,851,867      1,735,637    (17,607,962)     6,225,403    (91,326,535)
  Net change in unrealized
    appreciation on futures...........           --            --             --             --         81,507             --
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies........................           --            --             --        139,684         45,805             --
                                        -----------   -----------    -----------    -----------   ------------   ------------
Net realized and unrealized gains
  (losses) on securities, futures, and
  foreign currencies..................       38,244     5,361,838      2,672,969      9,176,804    (43,301,407)   (65,145,236)
                                        -----------   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...........  $25,109,058   $21,368,394    $15,275,370    $47,481,021   $(28,857,368)  $(32,358,499)
                                        ===========   ===========    ===========    ===========   ============   ============

---------------

(1) Commencement of Operations, April 27, 2001.

                       See notes to financial statements.

      GROWTH &         EQUITY        MID-CAP      MID-CAP      SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
       INCOME          GROWTH        VALUE(1)    GROWTH(1)      EQUITY         EQUITY          BOND          EQUITY
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
    $     922,353   $   1,288,351   $    8,486   $   7,734   $  1,932,748   $     266,882   $16,419,926   $   1,288,931
          115,120         132,854           --          --        636,377         179,079            --         419,518
       10,408,637       7,559,388       56,853      12,710      7,686,950         596,626        88,875       9,025,637
          (18,102)        (16,385)        (311)         --         (2,589)         (7,405)           --        (963,679)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
       11,428,008       8,964,208       65,028      20,444     10,253,486       1,035,182    16,508,801       9,770,407
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------

        6,077,076       7,615,912       30,160      33,850     10,092,197       3,634,614       906,820       4,721,243
          223,511         198,274       39,885      41,299        309,500          69,885        38,571         797,845
           51,948          69,923       15,691      15,691         53,266          26,822        22,420          41,388
            4,594           5,359          326         326          5,923             562         2,679           2,865
           12,979          10,163          499         499          5,177           4,575           145           2,725
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        6,370,108       7,899,631       86,561      91,665     10,466,063       3,736,458       970,635       5,566,066
               --              --      (54,789)    (56,096)            --              --            --              --
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        6,370,108       7,899,631       31,772      35,569     10,466,063       3,736,458       970,635       5,566,066
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
        5,057,900       1,064,577       33,256     (15,125)      (212,577)     (2,701,276)   15,538,166       4,204,341
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------

     (159,594,632)   (185,719,867)    (261,532)   (551,394)    (7,241,812)    (80,211,276)  (15,778,942)    (17,824,583)
               --              --           --          --     (3,830,984)             --            --              --
               --            (616)          --          --             --              --            --       6,293,194
     (114,146,229)    (94,453,357)   1,324,720     458,741    (25,356,287)    (59,693,544)    8,103,386    (111,534,815)
               --              --           --          --        351,432              --            --              --
               --              --           --          --             --              --            --      (1,386,063)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
     (273,740,861)   (280,173,840)   1,063,188     (92,653)   (36,077,651)   (139,904,820)   (7,675,556)   (124,452,267)
    -------------   -------------   ----------   ---------   ------------   -------------   -----------   -------------
    $(268,682,961)  $(279,109,263)  $1,096,444   $(107,778)  $(36,290,228)  $(142,606,096)  $ 7,862,610   $(120,247,926)
    =============   =============   ==========   =========   ============   =============   ===========   =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                INTERMEDIATE
                                                   MONEY            HIGH         GOVERNMENT        CORE
                                                  MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                              ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
 Net investment income (loss)...............  $    25,070,814   $  16,006,556   $ 12,602,401   $  38,304,217   $  14,444,039
 Net realized gains (losses) on
   securities...............................           38,244       1,509,971        937,332      26,280,505     (50,787,372)
 Net realized gains (losses) on futures.....               --              --             --              --       1,011,489
 Net realized gains (losses) on foreign
   currency transactions....................               --              --             --         364,577         121,761
 Net change in unrealized appreciation
   (depreciation) on securities.............               --       3,851,867      1,735,637     (17,607,962)      6,225,403
 Net change in unrealized appreciation on
   futures..................................               --              --             --              --          81,507
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....               --              --             --         139,684          45,805
                                              ---------------   -------------   ------------   -------------   -------------
 Net increase (decrease) in net assets
   resulting from operations................       25,109,058      21,368,394     15,275,370      47,481,021     (28,857,368)
                                              ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............    4,452,321,585     239,303,789    120,522,894     344,421,117     150,019,088
 Value of capital withdrawn.................   (4,264,989,828)   (158,560,692)   (83,110,049)   (272,332,353)   (136,000,605)
                                              ---------------   -------------   ------------   -------------   -------------
Net increase in net assets resulting from
 capital transactions.......................      187,331,757      80,743,097     37,412,845      72,088,764      14,018,483
                                              ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.......      212,440,815     102,111,491     52,688,215     119,569,785     (14,838,885)
NET ASSETS:
 Beginning of year..........................      492,136,376     228,391,465    208,106,902     641,903,354     512,675,482
                                              ---------------   -------------   ------------   -------------   -------------
 End of year................................  $   704,577,191   $ 330,502,956   $260,795,117   $ 761,473,139   $ 497,836,597
                                              ===============   =============   ============   =============   =============


                                                 VALUE &
                                                  INCOME
                                              --------------
FROM OPERATIONS:
 Net investment income (loss)...............  $   32,786,737
 Net realized gains (losses) on
   securities...............................      26,181,299
 Net realized gains (losses) on futures.....              --
 Net realized gains (losses) on foreign
   currency transactions....................              --
 Net change in unrealized appreciation
   (depreciation) on securities.............     (91,326,535)
 Net change in unrealized appreciation on
   futures..................................              --
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....              --
                                              --------------
 Net increase (decrease) in net assets
   resulting from operations................     (32,358,499)
                                              --------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............     902,171,390
 Value of capital withdrawn.................    (746,870,869)
                                              --------------
Net increase in net assets resulting from
 capital transactions.......................     155,300,521
                                              --------------
Net increase (decrease) in net assets.......     122,942,022
NET ASSETS:
 Beginning of year..........................   1,530,760,024
                                              --------------
 End of year................................  $1,653,702,046
                                              ==============

---------------
(1) Commencement of Operations, April 27, 2001.

                       See notes to financial statements.

        GROWTH &          EQUITY          MID-CAP       MID-CAP         SPECIAL
         INCOME           GROWTH         VALUE(1)      GROWTH(1)        EQUITY
     --------------   ---------------   -----------   -----------   ---------------
     $    5,057,900   $     1,064,577   $    33,256   $   (15,125)  $      (212,577)
       (159,594,632)     (185,719,867)     (261,532)     (551,394)       (7,241,812)
                 --                --            --            --        (3,830,984)
                 --              (616)           --            --                --
       (114,146,229)      (94,453,357)    1,324,720       458,741       (25,356,287)
                 --                --            --            --           351,432
                 --                --            --            --                --
     --------------   ---------------   -----------   -----------   ---------------
       (268,682,961)     (279,109,263)    1,096,444      (107,778)      (36,290,228)
     --------------   ---------------   -----------   -----------   ---------------
        683,937,937       760,774,143    13,338,075    16,467,601     1,249,488,541
       (618,583,179)     (476,812,541)     (802,225)     (796,875)   (1,201,497,990)
     --------------   ---------------   -----------   -----------   ---------------
         65,354,758       283,961,602    12,535,850    15,670,726        47,990,551
     --------------   ---------------   -----------   -----------   ---------------
       (203,328,203)        4,852,339    13,632,294    15,562,948        11,700,323
      1,172,093,970     1,226,091,994            --            --     1,311,523,517
     --------------   ---------------   -----------   -----------   ---------------
     $  968,765,767   $ 1,230,944,333   $13,632,294   $15,562,948   $ 1,323,223,840
     ==============   ===============   ===========   ===========   ===============

      AGGRESSIVE      HIGH YIELD     INTERNATIONAL
        EQUITY           BOND           EQUITY
     -------------   ------------   ---------------
     $  (2,701,276)  $ 15,538,166   $     4,204,341
       (80,211,276)   (15,778,942)      (17,824,583)
                --             --                --
                --             --         6,293,194
       (59,693,544)     8,103,386      (111,534,815)
                --             --                --
                --             --        (1,386,063)
     -------------   ------------   ---------------
      (142,606,096)     7,862,610      (120,247,926)
     -------------   ------------   ---------------
       412,225,272    114,625,072     1,663,120,976
      (332,800,658)   (88,454,810)   (1,560,518,418)
     -------------   ------------   ---------------
        79,424,614     26,170,262       102,602,558
     -------------   ------------   ---------------
       (63,181,482)    34,032,872       (17,645,368)
       435,760,615    139,986,593       650,534,093
     -------------   ------------   ---------------
     $ 372,579,133   $174,019,465   $   632,888,725
     =============   ============   ===============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                 INTERMEDIATE
                                                    MONEY            HIGH         GOVERNMENT        CORE
                                                   MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                               ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
 Net investment income (loss)...............   $    29,314,157   $  13,792,204   $ 10,779,553   $  34,656,489   $  15,479,999
 Net realized gains (losses) on
   securities...............................           (67,275)       (928,956)    (1,175,814)     (6,258,597)     21,467,611
 Net realized gains (losses) on foreign
   currency transactions....................                --              --             --       1,742,454         973,263
 Net change in unrealized appreciation
   (depreciation) on securities.............                --       5,362,978      7,545,274      25,482,630     (50,481,663)
 Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies....                --              --             --        (131,998)        (54,945)
                                               ---------------   -------------   ------------   -------------   -------------
 Net increase (decrease) in net assets
   resulting from operations................        29,246,882      18,226,226     17,149,013      55,490,978     (12,615,735)
                                               ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
 Proceeds from capital invested.............     4,719,786,561     201,746,083    101,446,257     310,389,458     161,503,829
 Value of capital withdrawn.................    (4,673,665,894)   (191,486,941)   (85,292,753)   (239,698,526)   (161,796,515)
                                               ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
 resulting from capital transactions........        46,120,667      10,259,142     16,153,504      70,690,932        (292,686)
                                               ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets.......        75,367,549      28,485,368     33,302,517     126,181,910     (12,908,421)
NET ASSETS:
 Beginning of year..........................       416,768,827     199,906,097    174,804,385     515,721,444     525,583,903
                                               ---------------   -------------   ------------   -------------   -------------
 End of year................................   $   492,136,376   $ 228,391,465   $208,106,902   $ 641,903,354   $ 512,675,482
                                               ===============   =============   ============   =============   =============

                       See notes to financial statements.

        VALUE &          GROWTH &          EQUITY            SPECIAL        AGGRESSIVE      HIGH YIELD     INTERNATIONAL
         INCOME           INCOME           GROWTH            EQUITY           EQUITY           BOND           EQUITY
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
     $   28,937,450   $      930,730   $       624,589   $     1,247,715   $  (2,586,929)  $ 11,850,960   $     5,122,459
        227,146,961       20,652,878       160,392,030       (21,112,860)    (76,209,353)   (13,489,024)       61,411,120
                 --               --                --                --              --             --        (4,103,680)
       (125,869,818)    (264,216,793)     (390,697,827)      (42,015,957)     (4,157,209)    (3,632,506)     (195,760,810)
                 --               --                --                --              --             --         7,281,804
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        130,214,593     (242,633,185)     (229,681,208)      (61,881,102)    (82,953,491)    (5,270,570)     (126,049,107)
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        979,034,715      765,251,073       682,313,817     1,527,325,564     693,788,609    122,748,617     2,013,445,843
       (993,123,514)    (592,760,361)     (493,409,769)   (1,324,955,226)   (435,048,925)  (102,481,862)   (1,829,576,284)
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        (14,088,799)     172,490,712       188,904,048       202,370,338     258,739,684     20,266,755       183,869,559
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
        116,125,794      (70,142,473)      (40,777,160)      140,489,236     175,786,193     14,996,185        57,820,452
      1,414,634,230    1,242,236,443     1,266,869,154     1,171,034,281     259,974,422    124,990,408       592,713,641
     --------------   --------------   ---------------   ---------------   -------------   ------------   ---------------
     $1,530,760,024   $1,172,093,970   $ 1,226,091,994   $ 1,311,523,517   $ 435,760,615   $139,986,593   $   650,534,093
     ==============   ==============   ===============   ===============   =============   ============   ===============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER -- 85.56%
$ 1,479,000   Abbott Laboratories, 1.90%,
                01/11/02....................  $  1,478,219
 20,500,000   Abbott Laboratories, 1.85%,
                01/23/02....................    20,476,824
 30,000,000   American Express Credit Corp.,
                1.78%, 01/23/02.............    29,967,367
 25,000,000   American General Finance
                Corp., 1.77%, 01/14/02......    24,984,021
 15,400,000   American Home Products Corp.,
                2.15%, 01/24/02.............    15,378,846
 14,600,000   American Home Products Corp.,
                2.35%, 01/31/02.............    14,571,409
  7,000,000   Avaya, Inc., 2.80%,
                01/15/02....................     6,992,378
 20,000,000   Bank One Corp., 2.07%,
                01/16/02....................    19,982,750
 10,000,000   Boeing Company, 6.75%,
                09/15/02....................    10,274,392
  8,230,000   Central Fidelity Bank, 8.15%,
                11/15/02....................     8,602,159
  4,079,000   Colonial Pipeline Company,
                1.95%, 01/28/02.............     4,073,034
 14,434,000   Consolidated Edison, Inc.,
                1.95%, 01/11/02.............    14,426,182
 11,179,000   Consolidated Edison, Inc.,
                2.15%, 01/11/02.............    11,172,324
  5,000,000   Dominion Resources, Inc.,
                2.93%, 01/08/02.............     4,997,151
 20,000,000   Duke Capital Corp., 2.08%,
                01/25/02....................    19,972,267
  7,221,000   Duke Capital Corp., 1.81%,
                02/15/02....................     7,204,663
 35,000,000   Edison Asset Securitization,
                1.82%, 02/15/02.............    34,920,375
  2,202,000   Ford Motor Credit Company,
                2.60%, 01/24/02.............     2,198,342
 35,000,000   GE Capital International
                Funding, 1.83%, 02/19/02....    34,912,821
  8,667,000   Golden Funding Corp., 1.92%,
                01/23/02....................     8,656,831
  6,097,000   Golden Funding Corp., 2.10%,
                01/28/02....................     6,087,397
 10,236,000   Golden Funding Corp., 1.88%,
                02/22/02....................    10,208,204
  6,408,000   Goldman Sachs Group, L.P.,
                1.95%, 01/14/02.............     6,403,488
 10,396,000   Harley-Davidson Funding,
                1.88%, 02/04/02.............    10,377,983
 35,000,000   Household Finance Corp.,
                1.85%, 01/22/02.............    34,962,229
  6,000,000   Houston Industries Financial,
                3.20%, 01/07/02.............     5,996,800
 15,560,000   J.P. Morgan Chase & Company,
                1.75%, 02/12/02.............    15,528,232

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER (CONTINUED)
$ 6,729,000   Lockhart Funding, 2.03%,
                02/19/02....................  $  6,710,407
 17,838,000   Lockhart Funding, 2.00%,
                06/14/02....................    17,675,476
 35,000,000   Merrill Lynch & Company, Inc.,
                1.90%, 01/04/02.............    34,994,458
  6,859,000   Paccar Financial Corp., 1.84%,
                01/22/02....................     6,851,638
 30,150,000   Philip Morris Companies, Inc.,
                1.80%, 02/01/02.............    30,103,267
 16,484,000   Qwest Corp., 2.80%,
                02/28/02....................    16,409,639
  5,700,000   Sprint Capital Corp., 2.95%,
                01/07/02....................     5,697,197
 24,189,000   Three Pillars Funding Company,
                1.90%, 01/10/02.............    24,177,510
  9,411,000   Toyota Motor Credit Corp.,
                1.77%, 01/14/02.............     9,404,985
  6,559,000   Trident Capital Finance,
                1.95%, 01/07/02.............     6,556,868
 11,500,000   Trident Capital Finance,
                1.86%, 01/17/02.............    11,490,493
 25,000,000   Tyco Capital Corp., 1.85%,
                01/31/02....................    24,961,458
 23,000,000   Verizon Communications, Inc.,
                1.92%, 01/28/02.............    22,966,880
                                              ------------
              TOTAL COMMERCIAL PAPER
              (Cost $602,806,964)...........   602,806,964
                                              ------------
              CERTIFICATE OF DEPOSIT -- 2.84%
 20,000,000   Union BanCal Corp., 1.96%,
                01/04/02 (Cost
                $20,000,000)................    20,000,000
                                              ------------
              SHORT-TERM CORPORATE NOTES -- 11.54%
  1,000,000   Capital One Funding Corp.,
                Floating Rate, 2.10%(+),
                01/03/02....................     1,000,000
  4,207,000   Capital One Funding Corp.,
                Floating Rate, 2.10%(+),
                01/03/02....................     4,207,000
  6,000,000   General Motors Acceptance
                Corp., Floating Rate,
                2.32%(+), 02/01/02..........     6,000,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 2.19%(+), 01/14/03....     9,000,000
 10,000,000   John Deere Capital Corp.,
                Floating Rate, 2.15%(+),
                02/08/02....................    10,001,746
 12,575,000   Lehman Brothers Holdings,
                Inc., Floating Rate,
                4.69%(+), 04/02/02..........    12,602,615
  4,500,000   Lehman Brothers Holdings,
                Inc., Floating Rate,
                4.57%(+), 07/15/02..........     4,518,616

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
$ 9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 1.95%(+),
                04/12/02....................  $  9,000,000
 25,000,000   Texaco, Inc., Floating Rate,
                2.00%(+), 09/09/02..........    25,000,000
                                              ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES
              (Cost $81,329,977)............    81,329,977
                                              ------------
              TOTAL SECURITIES (Cost
              $704,136,941).................   704,136,941
                                              ------------
              REPURCHASE AGREEMENT -- 0.00%
        977   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity $977,
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 7.16%, due
                04/01/26, with a value of
                $1,071) (Cost $977).........           977
                                              ------------
              Total Investments -- 99.94%
              (Cost $704,137,918)...........   704,137,918
              Other assets less
              liabilities -- 0.06%..........       439,273
                                              ------------
              NET ASSETS -- 100.00%.........  $704,577,191
                                              ============
The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $704,137,918.

---------------
(+) Variable rate security. Interest rate is subject to change weekly. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 85.05%
              BANKS -- 10.85%
$ 2,500,000   ABN Amro Bank NV, 7.25%,
                05/31/05.....................  $  2,693,132
  4,500,000   Bank of America Corp., 10.00%,
                02/01/03.....................     4,837,045
  1,000,000   Bank of America Corp., 7.125%,
                09/15/06.....................     1,077,234
  5,000,000   Bank One Corp., 7.625%,
                08/01/05(a)..................     5,403,025
  5,000,000   LB Baden -- Wuerttemberg,
                7.875%, 04/15/04.............     5,457,250
  3,430,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,822,920
  1,500,000   National Bank of Canada, Series
                B, 8.125%, 08/15/04..........     1,636,242
  5,000,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     5,582,155
  3,000,000   Svenska Handelsbanken, 8.125%,
                08/15/07.....................     3,227,091
  2,000,000   Wells Fargo & Company, 6.625%,
                07/15/04.....................     2,122,152
                                               ------------
                                                 35,858,246
                                               ------------
              BROKERAGE -- 2.81%
  6,500,000   Bear Stearns & Company, Inc.,
                6.125%, 02/01/03.............     6,712,738
  2,500,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     2,587,767
                                               ------------
                                                  9,300,505
                                               ------------
              FINANCE -- 16.98%
  4,000,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,341,916
  3,500,000   Associates Corp. N.A., 7.625%,
                04/27/05.....................     3,789,650
  2,500,000   CIT Group, Inc., 7.50%,
                11/14/03.....................     2,656,677
  4,935,000   Copelco Capital Funding Corp.,
                Series 1999-B, Class A4,
                6.90%, 12/18/04..............     5,152,782
  2,000,000   Ford Motor Credit Corp., 5.75%,
                02/23/04.....................     2,032,690
  5,200,000   General Electric Capital Corp.,
                Series MTNA, 7.50%,
                05/15/05.....................     5,689,986
  1,000,000   General Electric Capital Corp.,
                8.70%, 03/01/07..............     1,166,929
  5,000,000   General Motors Acceptance
                Corp., Series MTN, 5.80%,
                03/12/03.....................     5,099,850
  2,000,000   Heller Financial, Inc., 6.40%,
                01/15/03.....................     2,081,532
  6,000,000   Household Finance Corp., 8.00%,
                05/09/05.....................     6,434,100
  2,000,000   International Lease Finance
                Corp., 6.75%, 11/03/03.......     2,090,626

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 2,000,000   International Lease Finance
                Corp., 5.65%, 08/15/06.......  $  1,980,704
  2,000,000   International Lease Finance
                Corp., Series MTNG, 8.15%,
                10/01/04.....................     2,170,816
  2,750,000   John Deere Capital Corp.,
                Series MTND, 5.52%,
                04/30/04.....................     2,820,111
  2,000,000   Lehman Brothers Holdings, Inc.,
                6.25%, 04/01/03..............     2,069,226
  1,360,000   Lehman Brothers Holdings, Inc.,
                6.125%, 07/15/03.............     1,408,745
  2,500,000   Lehman Brothers Holdings, Inc.,
                7.75%, 01/15/05..............     2,680,785
  1,192,342   Morgan Stanley Capital, Series
                1999-RM1, Class A1, 6.37%,
                12/15/31.....................     1,238,341
  1,176,026   Morgan Stanley Capital, Series
                1999-CAM1, Class A1, 6.54%,
                03/15/32.....................     1,221,541
                                               ------------
                                                 56,127,007
                                               ------------
              INSURANCE -- 1.55%
  5,000,000   Florida Windstorm
                Underwriting -- 144A, 6.50%,
                08/25/02.....................     5,120,610
                                               ------------
              MACHINERY -- 0.62%
  2,000,000   Ingersoll-Rand Company, 5.75%,
                02/14/03.....................     2,061,810
                                               ------------
              PHARMACEUTICALS -- 1.56%
  5,000,000   Abbott Laboratories, 5.125%,
                07/01/04.....................     5,149,580
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.19%
    627,990   Banc One Auto Grantor Trust,
                Series 1997-B, Class A,
                6.29%, 07/20/04..............       631,050
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 4.44%
    900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............       926,542
  5,500,000   J.C. Penney Master Credit Card
                Trust, Series E, Class A,
                5.50%, 06/15/07..............     5,692,819
  5,000,000   MBNA Master Credit Card Trust,
                Series 2000-B, Class A,
                Floating Rate, 2.01%(+),
                07/15/05.....................     5,002,030
  1,670,000   Sears Credit Account Master
                Trust, Series 1996-3, Class
                A, 7.00%, 07/15/08...........     1,762,481
  1,260,000   Travelers Bank Credit Card
                Master Trust, Series 1998-1,
                Class A, 6.00%, 01/18/05.....     1,301,613
                                               ------------
                                                 14,685,485
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE -- 7.08%
$ 5,500,000   BMW Vehicle Lease Trust, Series
                2000-A, Class A4, 6.67%,
                10/25/03.....................  $  5,746,081
  5,000,000   Capital One Auto Finance Trust,
                Series 2001-A, Class A4,
                5.40%, 05/15/08..............     5,134,475
  3,000,000   Caterpillar Financial Asset
                Trust, Series 2001-A, Class
                A3, 4.85%, 04/25/07..........     3,066,441
  1,048,478   Copelco Capital Funding Corp.,
                Series 1998-A, Class A4,
                5.92%, 07/15/03..............     1,064,374
    900,034   Credit Suisse First Boston
                Mortgage Securities Corp.,
                Series 2001-CF2, Class A1,
                5.257%, 02/15/34.............       918,428
     12,600   Freddie Mac, Series MH1, Class
                A, 10.15%, 04/15/06..........        12,643
  1,800,164   Nations Credit Grantor Trust,
                Series 1997, Class A, 6.75%,
                08/15/13.....................     1,887,030
  2,740,943   Navistar Financial Corp. Owner
                Trust, Series 2000-A, Class
                A3, 7.20%, 05/17/04..........     2,798,878
    729,549   Navistar Financial Corp. Owner
                Trust, Series 1998-A, Class
                A, 5.94%, 11/15/04...........       732,806
  2,000,000   Navistar Financial Corp. Owner
                Trust, Series 2001-A, Class
                A3, 4.99%, 08/15/05..........     2,048,180
                                               ------------
                                                 23,409,336
                                               ------------
              PRIVATE ASSET BACKED: INSURANCE -- 0.31%
    928,521   Travelers Mortgage Securities
                Corp., Series 1, Class Z2,
                12.00%, 03/01/14.............     1,011,048
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 8.13%
    997,434   Bear Stearns Commercial
                Mortgage Securities, Inc.,
                Series 2001-4, Class A1,
                5.06%, 11/15/16..............       969,514
  1,000,000   Chase Commercial Mortgage
                Securities Corp., Series
                1997-1, Class A2, 7.37%,
                06/19/29.....................     1,071,822
  3,000,000   Contimortgage Home Equity Loan
                Trust, Series 1998-2, Class
                A7, 6.57%, 03/15/23..........     3,086,196
  1,178,961   DLJ Commercial Mortgage Corp.,
                Series 1998-CG1, Class A1A,
                6.11%, 06/10/31..............     1,218,140

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY (CONTINUED)
$ 1,664,423   EQCC Home Equity Loan Trust,
                Series 1998-1, Class A6F,
                6.252%, 12/15/07.............  $  1,716,506
  2,050,000   First Union-Lehman Brothers
                Commercial Mortgage, Series
                1997-C1, Class A2, 7.30%,
                04/18/29.....................     2,186,596
  1,931,630   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-2, Class A1,
                5.26%, 08/11/33..............     1,953,550
    996,819   General Electric Capital
                Commercial Mortgage Corp.,
                Series 2001-3, Class A1,
                5.56%, 06/10/38..............       992,286
  3,715,668   IMC Home Equity Loan Trust,
                Series 1997-3, Class A7,
                7.08%, 08/20/28..............     3,890,093
  6,000,000   Residential Funding Mortgage
                Securities, Series 2000-HI2,
                Class AI3, 7.90%, 02/25/15...     6,203,802
  3,500,000   Vendee Mortgage Trust, Series
                1996-1, Class K, 6.75%,
                11/15/12.....................     3,563,420
                                               ------------
                                                 26,851,925
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 12.75%
  3,500,000   ANRC Auto Owner Trust, Series
                2000-A, Class A4, 7.15%,
                02/15/07.....................     3,674,118
  2,000,000   Asset Securitization Corp.,
                Series 1997-D4, Class A1C,
                7.42%, 04/14/29..............     2,136,360
    747,826   California Infrastructure,
                Series 1997, Class A4, 6.15%,
                03/25/04.....................       753,816
  5,000,000   California Infrastructure,
                Series 1997, Class A6, 6.38%,
                09/25/08.....................     5,217,240
  4,500,000   CIT Equipment Collateral,
                Series 2000, Class A3, 6.84%,
                06/20/04.....................     4,647,577
  5,900,000   CNH Equipment Trust, Series
                2000-B, Class A3, 6.88%,
                03/15/05.....................     6,051,660
  2,000,000   Countrywide Asset Backed
                Certificates, Series 2, Class
                AF2, 8.21%, 08/25/25.........     2,094,336
  5,000,000   Household Automotive Trust,
                Series 2001-2, Class A3,
                4.83%, 03/17/06..............     5,112,465

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$ 1,999,187   Indymac Manufactured Housing
                Contract, Series 1998-2,
                Class A3, 6.20%, 09/25/17....  $  2,065,370
  3,000,000   John Deere Owner Trust, Series
                2001-A, Class A3, 3.26%,
                10/17/05.....................     2,980,920
  1,500,000   Midstate Trust, Series 2, Class
                A4, 9.625%, 04/01/03.........     1,530,825
  5,631,743   PBG Equipment Trust, Series 1A,
                Class A, 6.27%, 01/20/12.....     5,868,248
                                               ------------
                                                 42,132,935
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --0.65%
  2,027,782   Upjohn Company, Series A,
                9.79%, 02/01/04..............     2,148,476
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 8.52%
  3,835,368   Associates Automobile
                Receivables Trust, Series
                2000-1, Class A3, 7.30%,
                01/15/04.....................     3,948,288
  4,000,000   Chevy Chase Auto Receivables
                Trust, Series 2001-2, Class
                A4, 4.44%, 04/16/07..........     3,974,588
    956,924   Compass Auto Receivables Trust,
                Series 1998-A, Class A3,
                5.90%, 05/15/04..............       958,348
  5,000,000   Dealer Auto Receivable Trust,
                Series 2000-1, Class A3,
                7.07%, 05/17/04..............     5,137,355
    292,962   EAB Lease Receivables Trust,
                Series 1998-1, Class A3,
                5.66%, 09/15/02..............       293,878
  2,300,000   First Security Auto Owner
                Trust, Series 2000-2, Class
                A3, 6.83%, 07/15/04..........     2,370,270
  4,093,197   First Sierra Receivables,
                Series 1999-1, Class A4,
                5.73%, 09/15/04..............     4,195,277
  2,262,458   Textron Financial Corp.
                Receivables Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................     2,279,732
  5,000,000   World Omni Auto Receivables
                Trust, Series 2001-B, Class
                A3, 3.79%, 11/21/05..........     5,011,900
                                               ------------
                                                 28,169,636
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 2.69%
  8,487,527   Railcar Trust, Series 1992-1,
                Class A, 7.75%, 06/01/04.....     8,904,604
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE -- 0.92%
$ 2,000,000   EOP Operating LP, 6.375%,
                01/15/02.....................  $  2,002,078
  1,000,000   EOP Operating LP, 6.375%,
                02/15/03.....................     1,029,750
                                               ------------
                                                  3,031,828
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.98%
  1,330,000   Duke Realty Corp., 7.25%,
                09/22/02.....................     1,371,016
  3,000,000   HRPT Properties Trust, Class A,
                6.75%, 12/18/02..............     3,068,952
  1,000,000   Kimco Realty Corp., 6.50%,
                10/01/03.....................     1,040,484
  1,000,000   Kimco Realty Corp., Series
                MTNB, 7.62%, 10/20/04........     1,069,273
                                               ------------
                                                  6,549,725
                                               ------------
              RETAIL: SUPERMARKET -- 0.62%
  2,000,000   SUPERVALU, Inc., 7.80%,
                11/15/02.....................     2,033,444
                                               ------------
              SPECIAL PURPOSE ENTITY -- 1.30%
  4,000,000   First Union Corp., 9.375%,
                04/15/03.....................     4,306,488
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND SERVICE --
                0.79%
  2,500,000   Worldcom, Inc., 7.875%,
                05/15/03.....................     2,613,657
                                               ------------
              UTILITIES: ELECTRIC -- 0.31%
  1,000,000   NiSource Finance Corp., 5.75%,
                04/15/03.....................     1,006,745
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $275,880,406)............   281,104,140
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 4.96%
              FANNIE MAE -- 3.37%
      4,666   PL# 137455, 7.00%, 04/01/04....         4,758
  5,000,000   6.50%, 08/15/04................     5,349,195
  2,656,605   PL# 609771, 6.00%, 09/01/08....     2,710,567
  3,071,891   PL# 50973, 6.00%, 01/01/09.....     3,077,516
                                               ------------
                                                 11,142,036
                                               ------------
              FREDDIE MAC -- 1.59%
    230,623   PL# 850082, 9.00%, 10/01/05....       242,221
     91,351   PL# D06777, 7.50%, 03/01/08....        91,551
  1,928,482   PL# E00532, 6.50%, 02/01/13....     1,967,787
  2,842,129   PL# E00542, 6.50%, 04/01/13....     2,900,054
     50,203   PL# 306816, 7.00%, 01/01/18....        50,632
                                               ------------
                                                  5,252,245
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $16,412,707)...................    16,394,281
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTE -- 1.52%
$ 5,000,000   3.25%, 12/31/03 (Cost
                $5,005,742)..................  $  5,018,750
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.16%
  3,000,000   Hydro Quebec, 7.49%,
                07/30/03.....................     3,176,499
  3,750,000   Hydro Quebec, Series MTNB,
                6.52%, 02/23/06..............     3,948,113
                                               ------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $6,988,409)....................     7,124,612
                                               ------------
              TIME DEPOSITS -- 0.72%
    193,979   American Express Centurion
                Bank, 1.89%, 01/22/02(b).....       193,979
    892,305   Bank of Nova Scotia, 2.04%,
                02/15/02(b)..................       892,305
    465,550   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)...........       465,550
    116,388   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)...........       116,388
    193,979   BNP Paribas, 1.84%,
                01/09/02(b)..................       193,979
    232,775   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)...........       232,775
    257,837   Fleet National Bank, 1.95%,
                01/02/02(b)..................       257,837
     38,796   Royal Bank Of Canada, 1.69%,
                01/07/02(b)..................        38,796
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $2,391,609)....................     2,391,609
                                               ------------
              SHORT TERM CORPORATE NOTES -- 3.90%
    969,896   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)........       969,896
    193,979   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)..................       193,979
    116,388   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)..................       116,388
    155,183   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)..................       155,183
    581,938   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)........       581,938
    116,388   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)........       116,388

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$   775,917   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)........  $    775,917
 10,000,000   World Bank, 1.77%, 01/22/02....     9,989,675
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $12,899,364).......    12,899,364
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANY -- 0.05%
    170,702   Merrimac Cash Fund -- Premium
                Class(b) (Cost $170,702).....       170,702
                                               ------------
              TOTAL SECURITIES (Cost
              $319,748,939)..................   325,103,458
                                               ------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 3.06%
$10,109,980   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase proceeds
                at maturity $10,110,767
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                6.00%, due 12/15/04, with a
                value of $10,615,979) (Cost
                $10,109,980).................    10,109,980
                                               ------------
              Total Investments -- 101.42%
              (Cost $329,858,919)............   335,213,438
              Liabilities less other
              assets -- (1.42)%..............    (4,710,482)
                                               ------------
              NET ASSETS -- 100.00%..........  $330,502,956
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $319,748,939.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $6,254,351
    Gross unrealized depreciation...........    (899,832)
                                              ----------
    Net unrealized appreciation.............  $5,354,519
                                              ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 12.43%
              US TREASURY BONDS -- 2.87%
$ 4,000,000   6.125%, 08/15/29(a)............  $  4,245,312
  3,000,000   6.25%, 05/15/30(a).............     3,249,726
                                               ------------
                                                  7,495,038
                                               ------------
              US TREASURY NOTES -- 9.56%
  5,000,000   5.625%, 12/31/02...............     5,175,585
  5,000,000   5.50%, 03/31/03(a).............     5,195,510
  5,000,000   3.625%, 08/31/03...............     5,070,310
  4,000,000   6.50%, 10/15/06(a).............     4,356,408
  2,000,000   4.75%, 11/15/08................     1,992,188
  3,000,000   5.75%, 08/15/10(a).............     3,149,298
                                               ------------
                                                 24,939,299
                                               ------------
              TOTAL US TREASURY SECURITIES
              (Cost $31,875,226).............    32,434,337
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 43.87%
              FANNIE MAE -- 4.17%
  3,000,000   5.125%, 02/13/04...............     3,102,345
  1,000,000   5.25%, 01/15/09................       989,970
  2,000,000   7.25%, 01/15/10................     2,206,564
    478,329   Series 96-M7, Class B, 6.66%,
                06/17/11.....................       480,287
  4,000,000   6.25%, 07/19/11................     4,104,140
                                               ------------
                                                 10,883,306
                                               ------------
              FEDERAL HOME LOAN BANK -- 3.48%
  4,000,000   4.875%, 01/22/02...............     4,006,088
  3,000,000   Series 114, 5.125%, 02/26/02...     3,013,449
  2,000,000   5.50%, 01/21/03................     2,065,452
                                               ------------
                                                  9,084,989
                                               ------------
              FREDDIE MAC -- 17.82%
  7,000,000   5.625%, 03/20/06...............     7,176,211
  6,000,000   5.75%, 04/15/08................     6,180,000
  5,000,000   6.625%, 09/15/09...............     5,322,975
 12,000,000   6.875%, 09/15/10...............    12,943,464
  5,000,000   6.375%, 08/01/11...............     5,000,505
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     3,104,940
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,462,233
    167,611   CMO, Series 31, Floating Rate,
                2.34%(+), 08/25/23...........       167,593

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$    43,936   CMO, Series 1710, Floating
                Rate, 2.44%(+), 02/15/24.....  $     43,921
  1,000,000   6.75%, 03/15/31................     1,063,187
                                               ------------
                                                 46,465,029
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
              7.13%
        149   PL# 209631, 7.50%, 04/15/02....           151
      9,983   PL# 328000, 7.50%, 06/15/07....        10,548
      3,470   PL# 328084, 7.50%, 07/15/07....         3,666
     14,900   PL# 322072, 7.50%, 08/15/07....        15,742
     41,031   PL# 323189, 7.50%, 08/15/07....        43,352
     79,436   PL# 328188, 7.50%, 08/15/07....        83,929
     88,033   PL# 328192, 7.50%, 08/15/07....        93,013
     33,758   PL# 328200, 7.50%, 08/15/07....        35,668
    145,073   PL# 329060, 7.50%, 08/15/07....       153,280
    122,577   PL# 332267, 7.50%, 08/15/07....       129,511
      4,644   PL# 335542, 7.50%, 08/15/07....         4,907
     46,525   PL# 335995, 7.50%, 08/15/07....        49,157
    116,164   PL# 297619, 7.50%, 09/15/07....       122,736
    106,649   PL# 332704, 7.50%, 09/15/07....       112,682
     30,327   PL# 333320, 7.50%, 09/15/07....        32,043
     61,150   PL# 333709, 7.50%, 09/15/07....        64,610
    116,213   PL# 369749, 6.50%, 09/15/08....       119,337
    130,456   PL# 345975, 6.50%, 10/15/08....       133,962
    328,845   PL# 374726, 6.50%, 10/15/08....       337,683
    100,523   PL# 345973, 6.50%, 11/15/08....       103,224
     65,733   PL# 363874, 6.50%, 11/15/08....        67,500
    154,363   PL# 366531, 6.50%, 11/15/08....       158,512
    164,300   PL# 370448, 6.50%, 11/15/08....       168,715
    204,274   PL# 371094, 6.50%, 11/15/08....       209,764
  2,415,513   PL# 2483, 7.00%, 09/20/27......     2,465,393
  8,020,524   PL# 2631, 7.00%, 08/20/28......     8,186,147
  5,575,246   PL# 2645, 7.00%, 09/20/28......     5,690,375
                                               ------------
                                                 18,595,607
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 1.96%
  5,000,000   Series 97-A, 6.23%, 08/01/02...     5,118,275
                                               ------------
              SMALL BUSINESS ADMINISTRATION -- 1.50%
  4,000,000   5.886%, 09/10/11...............     3,898,752
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.17%
  2,500,000   Series A, 6.375%,
                06/15/05(a)..................     2,653,960
  3,000,000   Series G, 5.375%, 11/13/08.....     2,996,946
                                               ------------
                                                  5,650,906
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              US GOVERNMENT GUARANTEED BOND -- 1.38%
$ 3,462,094   6.12%, 04/01/08................  $  3,597,462
                                               ------------
              US TREASURY INFLATION INDEX -- 4.26%
 11,000,600   3.625%, 01/15/08...............    11,120,925
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $111,549,023)..................   114,415,251
                                               ------------
              CORPORATE BONDS AND NOTES -- 9.88%
              CONSUMER GOODS AND SERVICES -- 0.37%
  1,000,000   Eastman Kodak Company, 6.375%,
                06/15/06(a)..................       972,607
                                               ------------
              FINANCIAL SERVICES -- 1.60%
  2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............     2,070,286
  2,000,000   General Electric Capital Corp.,
                Series MTNA, 6.75%,
                09/11/03.....................     2,108,482
                                               ------------
                                                  4,178,768
                                               ------------
              SHIPBUILDING -- 0.83%
  1,943,000   Sulphur Carriers, Series 2009,
                8.30%, 10/15/09..............     2,171,846
                                               ------------
              SPECIAL PURPOSE ENTITY -- 7.08%
  5,000,000   Overseas Private Invest, 5.14%,
                08/15/07.....................     4,969,771
  4,090,908   Overseas Private Invest, 7.45%,
                12/15/10.....................     4,390,281
  8,571,429   Overseas Private Invest, Series
                1997, 7.05%, 11/15/13........     9,100,286
                                               ------------
                                                 18,460,338
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $24,920,867).............    25,783,559
                                               ------------
              FOREIGN GOVERNMENT OBLIGATION -- 0.78%
  2,000,000   Republic of Italy, 5.25%,
                04/05/06 (Cost $1,991,431)...     2,040,802
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES --
              29.56%
              FANNIE MAE -- 14.85%
  5,800,000   1.77%, 01/04/02................     5,799,145
  2,700,000   1.68%, 01/31/02................     2,696,220
 30,300,000   1.68%, 02/14/02................    30,237,784
                                               ------------
                                                 38,733,149
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
              (CONTINUED)
              FEDERAL HOME LOAN BANK -- 8.62%
$15,900,000   1.67%, 01/09/02................  $ 15,894,099
  3,200,000   1.76%, 01/11/02................     3,198,435
  3,400,000   1.87%, 01/18/02................     3,396,998
                                               ------------
                                                 22,489,532
                                               ------------
              FREDDIE MAC -- 6.09%
  2,800,000   1.86%, 01/02/02................     2,799,855
    800,000   1.72%, 01/15/02................       799,465
  1,300,000   1.75%, 01/15/02................     1,299,115
  7,000,000   1.72%, 01/22/02................     6,992,977
  4,000,000   1.72%, 03/14/02................     3,986,240
                                               ------------
                                                 15,877,652
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $77,100,333)...................    77,100,333
                                               ------------
              COMMERCIAL PAPER -- 1.88%
  1,700,000   Houston Industries Finance
                Company, 3.50%, 01/24/02.....     1,696,199
  1,800,000   NiSource Finance Corp., 2.75%,
                01/02/02.....................     1,799,862
  1,400,000   Walt Disney Company, 2.70%,
                01/07/02.....................     1,399,370
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $4,895,431)....................     4,895,431
                                               ------------
              TIME DEPOSITS -- 3.38%
    759,274   American Express Centurion
                Bank, 1.89%, 01/22/02(b).....       759,274
  3,492,659   Bank of Nova Scotia, 2.04%,
                02/15/02(b)..................     3,492,659
  1,822,257   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)...........     1,822,257
    455,564   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)...........       455,564
    759,274   BNP Paribas, 1.84%,
                01/09/02(b)..................       759,274
    911,128   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)...........       911,128
    453,639   Fleet National Bank, 1.95%,
                01/02/02(b)..................       453,639
    151,855   Royal Bank Of Canada, 1.69%,
                01/07/02(b)..................       151,855
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $8,805,650)....................     8,805,650
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 5.27%
$ 3,796,368   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)........  $  3,796,368
  1,414,855   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)..................     1,414,855
  1,800,000   General Motors Acceptance
                Corp., Floating Rate,
                2.32%(+), 02/01/02...........     1,798,549
    355,567   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)..................       355,567
    607,419   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)..................       607,419
  2,277,821   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)........     2,277,821
    455,564   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)........       455,564
  3,037,095   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)........     3,037,095
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $13,743,238).......    13,743,238
                                               ------------

  SHARES
  ------
              REGULATED INVESTMENT COMPANY -- 0.26%
    668,161   Merrimac Cash Fund -- Premium
                Class(b) (Cost $668,161).....       668,161
                                               ------------
              TOTAL SECURITIES (Cost
              $275,549,360)..................   279,886,762
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
            REPURCHASE AGREEMENT -- 0.02%
 $41,645    With Investors Bank & Trust,
              dated 12/31/01, 1.40%, due
              01/02/02, repurchase proceeds
              at maturity $41,648
              (Collateralized by Freddie Mac
              Adjustable Rate Mortgage,
              7.177%, due 01/01/23, with a
              value of $43,752) (Cost
              $41,645).......................  $     41,645
                                               ------------
            Total Investments -- 107.33%
            (Cost $275,591,005)..............   279,928,407
            Liabilities less other
            assets -- (7.33)%................   (19,133,290)
                                               ------------
            NET ASSETS -- 100.00%............  $260,795,117
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $275,762,870.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.............  $4,501,362
    Gross unrealized depreciation.............    (377,470)
                                                ----------
    Net unrealized appreciation...............  $4,123,892
                                                ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 13.65%
              US TREASURY BONDS -- 10.10%
$23,095,000   8.50%, 02/15/20(a)............  $  30,216,551
  8,330,000   8.00%, 11/15/21...............     10,541,032
 13,375,000   6.25%, 08/15/23...............     14,158,695
 20,890,000   6.125%, 11/15/27(a)...........     21,974,483
                                              -------------
                                                 76,890,761
                                              -------------
              US TREASURY NOTE -- 0.31%
  2,440,000   3.50%, 11/15/06(a)............      2,352,121
                                              -------------
              US TREASURY STRIPS -- 3.24%
 39,525,000   0.00%, 05/15/17...............     15,787,431
 29,175,000   0.00%, 11/15/21...............      8,942,400
                                              -------------
                                                 24,729,831
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $103,545,028)...........    103,972,713
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 46.24%
              FANNIE MAE -- 43.32%
  6,310,000   5.50%, 02/15/06...............      6,499,388
  7,850,000   6.625%, 11/15/30..............      8,212,662
    450,045   PL# 535103, 7.00%, 01/01/15...        466,004
  7,150,000   PL# 535675, 7.00%, 01/01/16...      7,403,546
    195,430   PL# 253698, 6.00%, 02/01/16...        195,788
    327,961   PL# 549659, 7.00%, 02/01/16...        339,591
    456,808   PL# 550440, 7.00%, 02/01/16...        473,007
    999,999   PL# 556283, 6.00%, 04/01/16...      1,001,830
    999,999   PL# 579270, 6.00%, 04/01/16...      1,001,830
    153,590   PL# 580512, 6.00%, 04/01/16...        153,871
  1,654,103   PL# 559422, 6.00%, 05/01/16...      1,657,131
  3,732,254   PL# 580848, 6.00%, 05/01/16...      3,739,088
  1,242,533   PL# 581380, 6.00%, 05/01/16...      1,244,808
    353,353   PL# 585941, 6.00%, 05/01/16...        354,000
  1,999,999   PL# 253845, 6.00%, 06/01/16...      2,003,661
    999,999   PL# 582381, 6.00%, 06/01/16...      1,001,830
     41,808   PL# 583520, 6.00%, 06/01/16...         41,884
    954,092   PL# 583677, 6.00%, 06/01/16...        955,839
    963,747   PL# 585945, 6.00%, 06/01/16...        965,511
    347,542   PL# 586592, 6.00%, 06/01/16...        348,179
    692,378   PL# 589372, 6.00%, 06/01/16...        693,646
    652,356   PL# 590023, 6.00%, 06/01/16...        653,551
  1,000,100   PL# 590024, 6.00%, 06/01/16...      1,001,931
  2,041,575   PL# 592658, 6.00%, 06/01/16...      2,045,313
    999,999   PL# 592889, 6.00%, 06/01/16...      1,001,830
    404,229   PL# 505045, 6.00%, 07/01/16...        404,969
    790,640   PL# 564863, 6.00%, 07/01/16...        792,088

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   149,030   PL# 586668, 6.00%, 07/01/16...  $     149,303
    347,955   PL# 593115, 6.00%, 07/01/16...        348,592
  1,620,610   PL# 593855, 6.00%, 07/01/16...      1,623,577
    999,999   PL# 596354, 6.00%, 07/01/16...      1,001,830
  4,749,999   PL# 598251, 6.00%, 07/01/16...      4,758,696
    999,999   PL# 598398, 6.00%, 07/01/16...      1,001,830
  4,999,996   PL# 545125, 6.00%, 08/01/16...      5,009,151
    962,949   PL# 590913, 6.00%, 08/01/16...        964,712
    154,052   PL# 598301, 6.00%, 08/01/16...        154,334
    999,999   PL# 598402, 6.00%, 08/01/16...      1,001,830
  5,354,159   PL# 602379, 6.00%, 08/01/16...      5,363,962
  1,999,998   PL# 603028, 6.00%, 08/01/16...      2,003,660
    360,591   PL# 253990, 7.00%, 09/01/16...        373,378
     43,058   PL# 597551, 6.00%, 09/01/16...         43,137
    274,857   PL# 598125, 7.00%, 09/01/16...        284,603
    317,298   PL# 601170, 6.00%, 09/01/16...        317,879
    999,999   PL# 604091, 6.00%, 09/01/16...      1,001,830
    752,362   PL# 608779, 6.00%, 09/01/16...        753,740
  1,652,053   PL# 609074, 6.00%, 09/01/16...      1,655,078
  2,305,237   PL# 618807, 6.00%, 09/01/16...      2,309,458
    364,652   PL# 580179, 7.00%, 10/01/16...        377,583
    646,667   PL# 601979, 6.00%, 10/01/16...        647,851
    931,295   PL# 603060, 6.00%, 10/01/16...        933,000
    714,097   PL# 606961, 6.00%, 10/01/16...        715,405
    999,999   PL# 607016, 6.00%, 10/01/16...      1,001,830
    215,330   PL# 611323, 7.00%, 10/01/16...        222,966
    136,892   PL# 612311, 6.00%, 10/01/16...        137,143
    682,702   PL# 254047, 6.00%, 11/01/16...        683,952
    201,176   PL# 579270, 6.00%, 11/01/16...        201,545
    725,357   PL# 587851, 5.50%, 11/01/16...        713,280
    652,044   PL# 607536, 6.00%, 11/01/16...        653,238
  1,345,295   PL# 607853, 6.00%, 11/01/16...      1,347,759
  1,347,944   PL# 610799, 6.00%, 11/01/16...      1,350,413
    595,885   PL# 610998, 6.00%, 11/01/16...        596,976
  1,000,000   PL# 611693, 5.50%, 11/01/16...        983,349
     96,442   PL# 612359, 5.50%, 11/01/16...         94,836
    931,316   PL# 612736, 6.00%, 11/01/16...        933,021
    654,703   PL# 614513, 6.00%, 11/01/16...        655,902
  1,347,041   PL# 615230, 6.00%, 11/01/16...      1,349,507
  1,000,001   PL# 616062, 5.50%, 11/01/16...        983,350
    729,781   PL# 616091, 6.00%, 11/01/16...        731,118
  1,000,001   PL# 616114, 5.50%, 11/01/16...        983,350
    201,482   PL# 619175, 6.00%, 11/01/16...        201,851

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 2,000,001   PL# 254088, 5.50%, 12/01/16...  $   1,966,699
    213,651   PL# 254089, 6.00%, 12/01/16...        214,043
    323,082   PL# 254140, 5.50%, 12/01/16...        317,732
  2,000,000   PL# 566869, 5.50%, 12/01/16...      1,966,698
    965,152   PL# 566871, 6.00%, 12/01/16...        966,919
  1,000,000   PL# 587859, 5.50%, 12/01/16...        983,349
  3,000,000   PL# 593484, 5.50%, 12/01/16...      2,950,047
     32,223   PL# 596519, 6.00%, 12/01/16...         32,282
    883,339   PL# 598926, 6.00%, 12/01/16...        884,956
  4,000,000   PL# 601438, 5.50%, 12/01/16...      3,933,396
  2,034,846   PL# 604259, 6.00%, 12/01/16...      2,038,572
    256,278   PL# 604299, 5.50%, 12/01/16...        252,011
  1,117,776   PL# 604542, 6.00%, 12/01/16...      1,119,822
  1,345,895   PL# 607827, 6.00%, 12/01/16...      1,348,359
  1,999,999   PL# 607889, 6.00%, 12/01/16...      2,003,661
  3,401,942   PL# 611695, 5.50%, 12/01/16...      3,345,296
  3,000,000   PL# 611884, 5.50%, 12/01/16...      2,950,047
    720,300   PL# 612750, 5.50%, 12/01/16...        708,306
    330,306   PL# 612754, 5.50%, 12/01/16...        324,806
    706,129   PL# 612755, 6.00%, 12/01/16...        707,422
  1,000,000   PL# 613298, 5.50%, 12/01/16...        983,349
  2,000,000   PL# 613910, 5.50%, 12/01/16...      1,966,698
    652,958   PL# 613938, 6.00%, 12/01/16...        654,154
  3,000,000   PL# 614211, 5.50%, 12/01/16...      2,950,047
  4,000,000   PL# 614215, 5.50%, 12/01/16...      3,933,396
    384,676   PL# 614252, 6.00%, 12/01/16...        385,380
    999,999   PL# 614740, 6.00%, 12/01/16...      1,001,830
    175,903   PL# 614743, 5.50%, 12/01/16...        172,974
  2,000,000   PL# 614748, 5.50%, 12/01/16...      1,966,698
  2,274,643   PL# 614843, 5.50%, 12/01/16...      2,236,768
  1,000,000   PL# 614920, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616140, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616151, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616388, 5.50%, 12/01/16...        983,349
  2,000,000   PL# 616422, 5.50%, 12/01/16...      1,966,698
  3,000,000   PL# 616425, 5.50%, 12/01/16...      2,950,047
  2,273,185   PL# 616459, 6.00%, 12/01/16...      2,277,347
    773,800   PL# 616467, 5.50%, 12/01/16...        760,915
  1,000,000   PL# 616668, 5.50%, 12/01/16...        983,349
  1,000,000   PL# 616718, 5.50%, 12/01/16...        983,349
    557,682   PL# 616725, 5.50%, 12/01/16...        548,396
  1,000,100   PL# 616908, 6.00%, 12/01/16...      1,001,931
  2,000,000   PL# 617102, 5.50%, 12/01/16...      1,966,698

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 2,000,000   PL# 617109, 5.50%, 12/01/16...  $   1,966,698
  1,000,000   PL# 617113, 6.00%, 12/01/16...      1,001,831
    418,885   PL# 617324, 5.50%, 12/01/16...        411,910
    379,389   PL# 618004, 6.00%, 12/01/16...        380,084
  1,000,000   PL# 618092, 6.00%, 12/01/16...      1,001,831
  3,000,000   PL# 618454, 5.50%, 12/01/16...      2,950,047
  3,258,133   PL# 618464, 5.50%, 12/01/16...      3,203,882
    794,148   PL# 618498, 6.00%, 12/01/16...        795,602
  2,000,000   PL# 618999, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 619021, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 619436, 5.50%, 12/01/16...      1,966,698
  1,000,000   PL# 619437, 5.50%, 12/01/16...        983,349
    602,786   PL# 619961, 6.00%, 12/01/16...        603,890
    318,472   PL# 619963, 6.00%, 12/01/16...        319,055
  2,000,000   PL# 620938, 5.50%, 12/01/16...      1,966,698
  1,411,014   PL# 620950, 5.50%, 12/01/16...      1,387,519
  2,000,000   PL# 620979, 5.50%, 12/01/16...      1,966,698
    413,416   PL# 621999, 5.50%, 12/01/16...        406,532
  3,000,000   PL# 622080, 5.50%, 12/01/16...      2,950,047
     50,327   PL# 622453, 5.50%, 12/01/16...         49,489
    404,000   PL# 622460, 5.50%, 12/01/16...        397,273
  2,689,876   PL# 622529, 6.00%, 12/01/16...      2,694,801
  2,370,324   PL# 622578, 5.50%, 12/01/16...      2,330,856
  2,000,000   PL# 622843, 5.50%, 12/01/16...      1,966,698
  2,000,000   PL# 566870, 5.50%, 01/01/17...      1,966,698
  3,000,000   PL# 612847, 5.50%, 01/01/17...      2,950,047
  1,046,460   PL# 614750, 6.00%, 01/01/17...      1,048,376
  2,000,000   PL# 615179, 5.50%, 01/01/17...      1,966,698
     38,296   PL# 616158, 5.50%, 01/01/17...         37,658
    615,424   PL# 617272, 6.00%, 01/01/17...        616,551
    498,637   PL# 617518, 6.00%, 01/01/17...        499,550
  1,000,000   PL# 619882, 5.50%, 01/01/17...        983,349
  2,000,000   PL# 621052, 5.50%, 01/01/17...      1,966,698
  2,000,000   PL# 621055, 5.50%, 01/01/17...      1,966,698
  2,000,200   PL# 621060, 6.00%, 01/01/17...      2,003,862
     77,090   PL# 492742, 7.00%, 05/01/29...         78,623
     43,354   PL# 503916, 7.50%, 06/01/29...         44,749
  4,583,210   PL# 252571, 7.00%, 07/01/29...      4,674,398
     65,877   PL# 508415, 7.00%, 08/01/29...         67,188
    278,161   PL# 515946, 7.00%, 10/01/29...        283,695
     40,307   PL# 531092, 7.50%, 10/01/29...         41,605
    319,624   PL# 524164, 7.00%, 11/01/29...        325,983
    565,012   PL# 535030, 7.00%, 12/01/29...        576,253

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    16,338   PL# 527717, 7.50%, 01/01/30...  $      16,864
    312,924   PL# 528107, 7.00%, 02/01/30...        319,150
    274,276   PL# 531497, 7.00%, 02/01/30...        279,733
    324,749   PL# 531735, 7.00%, 02/01/30...        331,210
    246,781   PL# 535159, 7.00%, 02/01/30...        251,691
    524,893   PL# 535277, 7.00%, 04/01/30...        535,336
     12,345   PL# 536337, 7.50%, 04/01/30...         12,743
     40,684   PL# 537176, 7.50%, 05/01/30...         41,994
     52,781   PL# 538314, 7.50%, 05/01/30...         54,480
    945,874   PL# 539934, 7.50%, 05/01/30...        976,319
     42,404   PL# 253346, 7.50%, 06/01/30...         43,769
     36,231   PL# 531225, 7.50%, 06/01/30...         37,398
     49,751   PL# 540211, 7.50%, 06/01/30...         51,353
     14,799   PL# 504915, 7.50%, 07/01/30...         15,276
     39,420   PL# 539183, 7.50%, 07/01/30...         40,689
    946,298   PL# 540226, 7.50%, 07/01/30...        976,756
     34,452   PL# 541401, 7.50%, 07/01/30...         35,561
     47,503   PL# 542999, 7.50%, 08/01/30...         49,032
     38,500   PL# 548026, 7.50%, 08/01/30...         39,739
     44,345   PL# 544583, 7.50%, 09/01/30...         45,772
     44,896   PL# 550544, 7.50%, 09/01/30...         46,342
     52,182   PL# 550901, 7.50%, 09/01/30...         53,862
     12,665   PL# 553230, 7.50%, 09/01/30...         13,072
  2,834,762   PL# 253480, 7.50%, 10/01/30...      2,926,005
     11,192   PL# 511786, 7.50%, 10/01/30...         11,552
     40,053   PL# 560794, 7.50%, 10/01/30...         41,342
     38,474   PL# 558362, 7.50%, 11/01/30...         39,712
    976,462   PL# 558519, 7.50%, 11/01/30...      1,007,892
     50,106   PL# 561829, 7.50%, 11/01/30...         51,719
     45,943   PL# 259141, 7.50%, 12/01/30...         47,421
     49,159   PL# 533841, 7.50%, 12/01/30...         50,741
  2,335,004   PL# 559540, 7.00%, 12/01/30...      2,381,461
     43,460   PL# 561172, 7.50%, 12/01/30...         44,859
     45,640   PL# 561678, 7.50%, 12/01/30...         47,109
     19,375   PL# 562010, 7.50%, 12/01/30...         19,999
     40,045   PL# 564004, 7.50%, 12/01/30...         41,334
    925,814   PL# 564007, 7.50%, 12/01/30...        955,613
     41,240   PL# 564080, 7.50%, 12/01/30...         42,567
     51,099   PL# 564529, 7.50%, 12/01/30...         52,744
  2,886,837   PL# 567084, 7.50%, 12/01/30...      2,979,756
    888,057   PL# 567106, 7.00%, 12/01/30...        905,725
     36,461   PL# 559741, 7.50%, 01/01/31...         37,634
     35,642   PL# 560596, 7.50%, 01/01/31...         36,789

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$    39,980   PL# 561483, 7.50%, 01/01/31...  $      41,267
     45,432   PL# 568302, 7.50%, 01/01/31...         46,894
  2,790,869   PL# 568512, 7.50%, 01/01/31...      2,880,698
  3,650,102   PL# 253643, 7.50%, 02/01/31...      3,767,588
     48,354   PL# 569361, 7.50%, 02/01/31...         49,910
    914,088   PL# 570589, 7.50%, 02/01/31...        943,510
  3,694,792   PL# 571591, 7.50%, 02/01/31...      3,813,716
     45,666   PL# 575285, 7.50%, 03/01/31...         47,136
     22,734   PL# 535824, 7.00%, 04/01/31...         23,186
     34,497   PL# 545078, 7.50%, 04/01/31...         35,608
  3,000,297   PL# 579723, 7.00%, 04/01/31...      3,059,991
     43,830   PL# 580377, 7.50%, 04/01/31...         45,241
    602,632   PL# 578112, 7.00%, 05/01/31...        614,622
     35,397   PL# 579794, 7.50%, 05/01/31...         36,536
    619,920   PL# 581020, 7.00%, 05/01/31...        632,254
     15,531   PL# 581402, 7.50%, 05/01/31...         16,031
     46,978   PL# 584763, 7.00%, 05/01/31...         47,912
     50,859   PL# 584923, 7.50%, 05/01/31...         52,496
  2,000,198   PL# 581714, 7.00%, 06/01/31...      2,039,994
    857,133   PL# 583545, 7.00%, 06/01/31...        874,186
    892,017   PL# 584935, 7.00%, 06/01/31...        909,764
     53,279   PL# 585087, 7.50%, 06/01/31...         54,994
     44,377   PL# 586145, 7.00%, 06/01/31...         45,260
  2,252,934   PL# 587934, 7.00%, 06/01/31...      2,297,759
     35,894   PL# 589405, 7.50%, 06/01/31...         37,050
    355,727   PL# 589547, 7.00%, 06/01/31...        362,805
     45,510   PL# 590659, 7.50%, 06/01/31...         46,415
     41,537   PL# 592129, 7.50%, 06/01/31...         42,874
     50,088   PL# 592923, 7.50%, 06/01/31...         51,700
    285,000   PL# 581661, 7.00%, 07/01/31...        290,670
  2,000,199   PL# 581716, 7.00%, 07/01/31...      2,039,995
    494,584   PL# 581834, 7.00%, 07/01/31...        504,425
    505,515   PL# 585794, 7.00%, 07/01/31...        515,573
    506,748   PL# 589657, 7.00%, 07/01/31...        516,831
    944,751   PL# 593988, 7.50%, 07/01/31...        975,160
     61,105   PL# 594739, 7.00%, 07/01/31...         62,321
    956,444   PL# 595172, 7.50%, 07/01/31...        987,229
    929,804   PL# 596285, 7.50%, 08/01/31...        959,732
    947,378   PL# 601295, 7.50%, 08/01/31...        977,872
  2,000,199   PL# 576143, 7.00%, 09/01/31...      2,039,995
     34,592   PL# 579534, 7.50%, 09/01/31...         35,705
    493,351   PL# 587832, 7.00%, 09/01/31...        503,166
    475,206   PL# 596988, 7.00%, 09/01/31...        484,661

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   513,097   PL# 597193, 7.00%, 09/01/31...  $     523,305
    587,417   PL# 597194, 7.00%, 09/01/31...        599,105
  2,000,198   PL# 597296, 7.00%, 09/01/31...      2,039,994
    910,213   PL# 597746, 7.00%, 09/01/31...        928,322
     90,000   PL# 603292, 7.00%, 09/01/31...         91,790
    942,263   PL# 608291, 7.50%, 09/01/31...        972,591
    815,266   PL# 614556, 7.00%, 09/01/31...        831,487
  2,000,200   PL# 602429, 7.00%, 10/01/31...      2,039,996
    927,669   PL# 606361, 7.50%, 10/01/31...        957,527
    397,467   PL# 592261, 7.00%, 11/01/31...        405,375
     23,259   PL# 603747, 7.00%, 11/01/31...         23,722
  3,000,300   PL# 610807, 7.00%, 11/01/31...      3,059,994
  1,113,006   PL# 610814, 7.00%, 11/01/31...      1,135,150
  1,721,018   PL# 613153, 7.00%, 11/01/31...      1,755,260
    583,501   PL# 612796, 7.00%, 12/01/31...        595,110
  1,137,119   PL# 616615, 7.00%, 12/01/31...      1,159,743
    499,900   PL# 621431, 7.00%, 12/01/31...        509,846
  5,730,000   TBA, 6.00%, 01/01/32..........      5,599,287
 20,900,000   TBA, 6.00%, 01/01/32..........     20,423,229
  2,000,000   TBA, 7.00%, 01/01/32..........      2,037,500
 15,900,000   TBA, 7.00%, 01/01/32..........     16,198,125
  2,460,000   TBA, 7.50%, 01/01/32..........      2,537,643
  4,000,000   TBA, 6.50%, 01/14/32..........      4,000,000
                                              -------------
                                                329,868,935
                                              -------------
              FREDDIE MAC -- 1.20%
  4,200,000   7.00%, 03/15/10...............      4,568,042
  4,225,000   6.875%, 09/15/10..............      4,557,178
                                              -------------
                                                  9,125,220
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 1.72%
  2,140,213   PL# 3161, 6.50%, 11/20/31.....      2,140,776
 11,000,600   PL# 3173, 6.50%, 12/20/31.....     11,003,493
                                              -------------
                                                 13,144,269
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $353,844,156).................    352,138,424
                                              -------------
              CORPORATE BONDS AND NOTES -- 33.94%
              AEROSPACE -- 1.33%
  4,094,000   Lockheed Martin Corp., 8.20%,
                12/01/09....................      4,606,683
  1,400,000   Northrop Grumman Corp.,
                7.125%, 02/15/11............      1,461,557

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AEROSPACE (CONTINUED)
$ 1,750,000   Raytheon Company, 8.20%,
                03/01/06....................  $   1,896,867
  2,125,000   United Technologies Corp.,
                6.35%, 03/01/11.............      2,161,219
                                              -------------
                                                 10,126,326
                                              -------------
              AUTOMOBILES -- 0.32%
  2,400,000   Daimler Chrysler N.A. Holding,
                7.20%, 09/01/09.............      2,398,685
                                              -------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.27%
    250,000   Collins & Aikman Products --
                144A, 10.75%, 12/31/11......        250,625
  1,800,000   Lear Corp., Series B, 8.11%,
                05/15/09....................      1,820,983
                                              -------------
                                                  2,071,608
                                              -------------
              BANKS -- 1.45%
  3,840,000   Bank One Corp., 6.50%,
                02/01/06....................      4,013,077
  2,800,000   Barclays Bank PLC -- 144A,
                8.55%, 09/15/49.............      3,120,295
    990,000   Wachovia Corp., 7.70%,
                02/15/05....................      1,071,537
  2,870,000   Wachovia Corp., 4.95%,
                11/01/06....................      2,817,884
                                              -------------
                                                 11,022,793
                                              -------------
              BROADCAST SERVICES/MEDIA -- 2.72%
    300,000   Adelphia Communications,
                7.875%, 05/01/09(a).........        274,875
  1,500,000   Adelphia Communications,
                10.875%, 10/01/10...........      1,531,875
  2,250,000   AOL Time Warner, Inc., 7.625%,
                04/15/31....................      2,379,987
  1,800,000   Charter Communications
                Holdings LLC, 8.625%,
                04/01/09....................      1,732,500
  1,605,000   Comcast Cable Communications,
                Inc., 6.375%, 01/30/06......      1,630,828
  1,650,000   Comcast Cable Communications,
                Inc., 6.75%, 01/30/11.......      1,657,176
  1,940,000   CSC Holdings, Inc., Series B,
                8.125%, 07/15/09............      1,993,926
  1,800,000   Echostar DBS Corp., 9.375%,
                02/01/09....................      1,854,000
  4,000,000   Time Warner, Inc., 9.125%,
                01/15/13....................      4,741,260
  2,880,000   Viacom, Inc., 6.625%,
                05/15/11....................      2,927,796
                                              -------------
                                                 20,724,223
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BUILDING & CONSTRUCTION -- 0.47%
$ 1,775,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................  $   1,757,250
  1,800,000   The Ryland Group, 8.00%,
                08/15/06....................      1,809,000
                                              -------------
                                                  3,566,250
                                              -------------
              CHEMICALS -- 0.41%
  1,300,000   Dow Chemical Company, 5.75%,
                12/15/08....................      1,298,956
  1,800,000   Lyondell Chemical Company,
                Series B, 9.875%,
                05/01/07....................      1,809,000
                                              -------------
                                                  3,107,956
                                              -------------
              COMPUTER AND SOFTWARE SERVICES -- 0.24%
  1,800,000   Unisys Corp., 8.125%,
                06/01/06....................      1,791,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.21%
  1,500,000   Stone Container Corp., 9.75%,
                02/01/11....................      1,593,750
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.19%
  1,500,000   Allied Waste North America,
                Series B, 7.875%,
                01/01/09....................      1,470,000
                                              -------------
              FINANCE -- 4.10%
  3,600,000   Ford Motor Credit Company,
                6.875%, 02/01/06............      3,605,188
  8,000,000   Ford Motor Credit Company,
                7.375%, 10/28/09............      7,879,336
  1,180,000   Ford Motor Credit Company,
                7.875%, 06/15/10............      1,196,702
  3,850,000   General Motors Acceptance
                Corp., 6.75%, 01/15/06......      3,913,394
  6,190,000   General Motors Acceptance
                Corp., 6.875%, 09/15/11.....      6,063,470
  2,220,000   Lehman Brothers Holdings,
                6.25%, 05/15/06.............      2,274,133
  6,000,000   Verizon Global Funding Corp.,
                6.75%, 12/01/05(a)..........      6,326,640
                                              -------------
                                                 31,258,863
                                              -------------
              FOOD AND BEVERAGE -- 0.70%
  1,600,000   Kellogg Company, Series B,
                6.60%, 04/01/11.............      1,644,398
  1,945,000   Kraft Foods, Inc., 5.625%,
                11/01/11....................      1,886,280
  1,650,000   Unilever Capital Corp.,
                7.125%, 11/01/10............      1,783,544
                                              -------------
                                                  5,314,222
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE -- 0.76%
$ 1,850,000   Allstate Corp., 7.20%,
                12/01/09....................  $   1,958,763
  1,600,000   MetLife, Inc., 6.125%,
                12/01/11....................      1,585,768
  2,100,000   Prudential Financial, 8.30%,
                07/01/25....................      2,225,916
                                              -------------
                                                  5,770,447
                                              -------------
              LEISURE AND RECREATION --0.04%
    250,000   Argosy Gaming Company, 10.75%,
                06/01/09....................        274,688
                                              -------------
              MANUFACTURING -- 1.23%
  1,500,000   American Standard, Inc.,
                7.375%, 02/01/08............      1,515,000
  3,840,000   Honeywell International,
                7.50%, 03/01/10.............      4,141,697
  3,800,000   Tyco International Group SA,
                6.375%, 10/15/11............      3,712,326
                                              -------------
                                                  9,369,023
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.18%
  1,000,000   HealthSouth Corp., 10.75%,
                10/01/08....................      1,100,000
    280,000   United Surgical
                Partners -- 144A, 10.00%,
                12/15/11....................        275,800
                                              -------------
                                                  1,375,800
                                              -------------
              METALS AND MINING -- 0.36%
  1,500,000   AK Steel Corp., 9.125%,
                12/15/06(a).................      1,533,750
  1,185,000   Alcoa, Inc., 6.50%,
                06/01/11....................      1,223,259
                                              -------------
                                                  2,757,009
                                              -------------
              OIL, COAL AND GAS -- 1.49%
  1,550,000   AmeriGas Partners LP, 8.875%,
                05/20/11....................      1,596,500
    840,000   Chesapeake Energy Corp.,
                8.125%, 04/01/11............        814,800
  1,440,000   Coastal Corp., 7.75%,
                06/15/10....................      1,466,904
  3,840,000   Conoco Funding Company, 7.25%,
                10/15/31(a).................      4,053,496
  1,800,000   Pogo Producing Corp., Series
                B, 10.375%, 02/15/09........      1,944,000
  1,500,000   Vintage Petroleum, 7.875%,
                05/15/11....................      1,470,000
                                              -------------
                                                 11,345,700
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.89%
$ 2,250,000   International Paper Company,
                8.00%, 07/08/03.............  $   2,371,417
  1,800,000   Norske Skog Canada -- 144A,
                8.625%, 06/15/11............      1,867,500
    550,000   Tembec Industries, Inc.,
                8.625%, 06/30/09............        572,000
  1,950,000   Weyerhaeuser Company, 6.00%,
                08/01/06....................      1,956,858
                                              -------------
                                                  6,767,775
                                              -------------
              PRIVATE ASSET BACKED: BANKS -- 0.58%
  4,378,187   Washington Mutual, Inc.,
                Series 00-A1, Class A1,
                Floating Rate, 2.22%(+),
                06/25/24....................      4,383,703
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 3.34%
 10,548,898   Fannie Mae, Series 00-40,
                Class F, Floating Rate,
                2.43%(+), 12/25/22..........     10,558,961
  8,261,269   First Union National Bank --
                Bank of America, Series
                01-C1, Class A1, 5.71%,
                03/15/33....................      8,278,965
  6,577,649   Medallion Trust, Series 00-1G,
                Class A1, Floating Rate,
                2.66%(+), 07/12/31..........      6,575,610
                                              -------------
                                                 25,413,536
                                              -------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 4.44%
  2,061,078   Bear Stearns Commercial
                Mortgage Securities, Series
                01, Class A1, 6.08%,
                02/15/35....................      2,096,432
  8,242,457   GMAC Commercial Mortgage
                Securities, Inc., Series
                01-C1, Class A1, 5.99%,
                04/15/34....................      8,324,881
 16,099,913   LB-UBS Commercial Mortgage
                Trust, Series 01-C2, Class
                A1, 6.27%, 06/15/20.........     16,579,271
  6,724,843   PNC Mortgage Acceptance Corp.,
                Series 01-C1, Class A1,
                5.91%, 03/12/34.............      6,787,317
                                              -------------
                                                 33,787,901
                                              -------------
              PRIVATE ASSET BACKED: OTHER -- 0.77%
  5,878,325   Provident Bank Equipment Lease
                Trust, Series 00-1A, Class
                C, Floating Rate, 2.78%(+),
                11/25/11....................      5,901,509
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: UTILITIES -- 1.16%
$ 8,000,000   Peco Energy Transition Trust,
                Series 00-A, Class A4,
                7.65%, 03/01/10.............  $   8,851,128
                                              -------------
              REAL ESTATE -- 0.26%
  2,000,000   EOP Operating LP, 7.00%,
                07/15/11....................      2,013,628
                                              -------------
              REAL ESTATE INVESTMENT TRUST -- 0.24%
  1,800,000   Felcor Lodging LP, 9.50%,
                09/15/08....................      1,804,500
                                              -------------
              RETAIL -- 0.39%
  1,800,000   K-Mart Corp., 9.375%,
                02/01/06(a).................      1,488,386
  1,525,000   Sears Roebuck Acceptance
                Corp., 6.75%, 08/15/11(a)...      1,521,189
                                              -------------
                                                  3,009,575
                                              -------------
              RETAIL: RESTAURANT -- 0.27%
  1,940,000   Tricon Global Restaurants,
                Inc., 8.875%, 04/15/11......      2,070,950
                                              -------------
              SPECIAL PURPOSE ENTITY --0.04%
    280,000   IPC Acquisition Corp. -- 144A,
                11.50%, 12/15/09............        280,000
                                              -------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.31%
  3,500,000   AT&T Corp. -- 144A, 7.30%,
                11/15/11....................      3,585,484
  1,725,000   AT&T Corp. -- 144A, 8.00%,
                11/15/31....................      1,805,328
    700,000   Deutsche Telekom, 8.00%,
                06/15/10....................        766,072
  3,840,000   Dominion Resources, Inc.,
                Series B, 7.625%,
                07/15/05....................      4,094,074
    350,000   Echostar DBS Corp. -- 144A,
                9.125%, 01/15/09............        350,875
  3,840,000   Sprint Capital Corp., 5.875%,
                05/01/04....................      3,931,188
  2,280,000   Qwest Corp., 7.20%,
                11/01/04....................      2,325,883
  4,000,000   Vodafone Group PLC, 7.75%,
                02/15/10....................      4,393,184
  3,750,000   WorldCom, Inc., 8.00%,
                05/15/06....................      3,991,796
                                              -------------
                                                 25,243,884
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TRANSPORTATION -- 0.27%
$ 1,090,000   Burlington North Santa Fe
                Corp., 7.95%, 08/15/30......  $   1,213,335
    825,000   Norfolk Southern Corp., 7.05%,
                05/01/37....................        875,841
                                              -------------
                                                  2,089,176
                                              -------------
              UTILITIES: ELECTRIC -- 1.51%
    450,000   AES Corp., 8.75%, 06/15/08....        396,000
  1,350,000   AES Corp., 9.50%, 06/01/09....      1,228,500
  1,800,000   Calpine Corp., 8.50%,
                02/15/11(a).................      1,637,942
  1,000,000   CMS Energy Corp., 9.875%,
                10/15/07....................      1,060,787
    800,000   CMS Energy Corp., 8.90%,
                07/15/08....................        800,853
  2,400,000   DTE Energy Corp., 6.45%,
                06/01/06....................      2,463,276
  3,840,000   Exelon Generation Corp. LLC --
                144A, 6.95%, 06/15/11.......      3,893,676
                                              -------------
                                                 11,481,034
                                              -------------
              TOTAL CORPORATE BONDS AND
              NOTES
              (Cost $257,856,049)...........    258,436,642
                                              -------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 8.47%
 10,210,000   Buoni Poliennali Del Tes,
                5.00%, 06/15/03(c)..........      9,267,954
  2,943,070   Federative Republic of Brazil,
                8.00%, 04/15/14.............      2,240,412
17,120,000..  Government of Canada, 6.00%,
                06/01/11(d).................     11,229,128
  7,600,000   New Zealand Government Bond,
                Series 1111, 6.00%,
                11/15/11(e).................      2,976,844
  2,476,704   Republic of Colombia, 9.75%,
                04/09/11....................      2,594,347
  1,515,000   Republic of Colombia, 10.00%,
                01/23/12....................      1,496,063
  1,910,000   Republic of Panama, 8.25%,
                04/22/08....................      1,895,675
  2,150,000   Republic of Panama, 9.625%,
                02/08/11....................      2,193,000
 15,975,000   United Kingdom Treasury,
                6.75%, 11/26/04(f)..........     24,377,642
  5,250,000   United Mexican States, 8.125%,
                12/30/19....................      5,113,500
  1,115,000   United Mexican States, Series
                MTN, 8.30%, 08/15/31........      1,095,487
                                              -------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $65,019,556)................     64,480,052
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              COMMERCIAL PAPER -- 1.13%
$ 8,600,000   National Rural Utilities
                Company, 2.02%, 01/14/02
                (Cost $8,593,727)...........  $   8,593,727
                                              -------------
              TIME DEPOSITS -- 3.64%
  2,098,395   American Express Centurion
                Bank, 1.89%, 01/22/02(b)....      2,098,395
  9,202,619   Bank of Nova Scotia, 2.04%,
                02/15/02(b).................      9,202,619
  7,436,149   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b)..........      7,436,149
  1,259,037   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b)..........      1,259,037
  2,098,395   BNP Paribas, 1.84%,
                01/09/02(b).................      2,098,395
  2,518,075   Credit Agricole Indosuez,
                1.70%, 01/07/02(b)..........      2,518,075
  2,687,576   Fleet National Bank, 1.95%,
                01/02/02(b).................      2,687,576
    419,679   Royal Bank of Canada, 1.69%,
                01/07/02(b).................        419,679
                                              -------------
              TOTAL TIME DEPOSITS
              (Cost $27,719,925)............     27,719,925
                                              -------------
              SHORT TERM CORPORATE NOTES -- 3.89%
 10,491,977   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b).......     10,491,977
  1,509,040   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b).................      1,509,040
  1,678,716   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b).................      1,678,716
  6,295,186   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b).......      6,295,186
  1,259,037   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b).......      1,259,037
  8,393,582   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b).......      8,393,582
                                              -------------
              TOTAL SHORT TERM CORPORATE NOTES
              (Cost $29,627,538)............     29,627,538
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                      -------------
              REGULATED INVESTMENT COMPANY -- 0.24%
  1,846,588   Merrimac Cash Fund -- Premium
                Class(b) (Cost
                $1,846,588).................  $   1,846,588
                                              -------------
              TOTAL SECURITIES
              (Cost $848,052,567)...........    846,815,609
                                              -------------
 PRINCIPAL
 ---------
              REPURCHASE AGREEMENT -- 2.69%
$20,441,023   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $20,442,613 (Collateralized
                by Fannie Mae, 2.31%, due
                09/18/31, with a value of
                $21,464,957) (Cost
                $20,441,023)................     20,441,023
                                              -------------
              Total Investments -- 113.89%
              (Cost $868,493,590)...........    867,256,632
              Liabilities less other
              assets -- (13.89)%............   (105,783,493)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 761,473,139
                                              =============

The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $848,545,045.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $ 2,878,613
    Gross unrealized depreciation...........  $(4,608,049)
                                              -----------
    Net unrealized depreciation.............  $(1,729,436)
                                              ===========

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Principal amount shown for this debt security is denominated in Euros.
(d) Principal amount shown for this debt security is denominated in Canadian dollars.
(e) Principal amount shown for this debt security is denominated in New Zealand dollars.
(f) Principal amount shown for this debt security is denominated in British pounds.
(+) Variable Rate Security. Interest rate based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK -- 60.72%
             ADVERTISING -- 0.14%
    10,600   Interpublic Group of Companies,
               Inc. .........................  $    313,124
     4,600   Omnicom Group, Inc. ............       411,010
                                               ------------
                                                    724,134
                                               ------------
             AEROSPACE -- 0.74%
    24,650   Boeing Company..................       955,927
     5,850   General Dynamics Corp. .........       465,894
     2,600   Goodrich Corp. .................        69,212
    12,550   Lockheed Martin Corp. ..........       585,708
     2,400   Northrop Grumman Corp.(a).......       241,944
    10,300   Raytheon Company(a).............       334,441
     9,150   Rockwell Collins, Inc. .........       178,425
    13,450   United Technologies Corp. ......       869,274
                                               ------------
                                                  3,700,825
                                               ------------
             AGRICULTURAL EQUIPMENT -- 0.06%
     6,800   Deere & Company.................       296,888
                                               ------------
             AIRLINES -- 0.12%
     7,550   Delta Air Lines, Inc. ..........       220,913
    19,550   Southwest Airlines Company,
               Inc. .........................       361,284
                                               ------------
                                                    582,197
                                               ------------
             APPAREL -- 0.04%
     1,400   Liz Claiborne, Inc. ............        69,650
     2,800   V.F. Corp. .....................       109,228
                                               ------------
                                                    178,878
                                               ------------
             AUTOMOTIVE EQUIPMENT -- 0.29%
     7,000   AutoZone, Inc.(a)(c)............       502,600
    15,500   Delphi Automotive Systems
               Corp. ........................       211,730
     5,300   Genuine Parts Company...........       194,510
     2,500   Johnson Controls, Inc. .........       201,875
     7,650   TRW, Inc. ......................       283,356
     2,296   Visteon Corp. ..................        34,532
                                               ------------
                                                  1,428,603
                                               ------------
             BANKS -- 4.84%
    17,600   AmSouth Bancorp. ...............       332,640
    84,950   Bank of America Corp. ..........     5,347,602
    19,600   Bank of New York Company,
               Inc. .........................       799,680
    33,400   Bank One Corp. .................     1,304,270
    13,450   BB&T Corp. .....................       485,679
    10,227   Charter One Financial, Inc. ....       277,663
     4,900   Comerica, Inc. .................       280,770
    15,698   Fifth Third Bancorp. ...........       962,758
    30,352   FleetBoston Financial Corp. ....     1,107,848

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             BANKS (CONTINUED)
     4,900   Golden West Financial Corp. ....  $    288,365
     6,800   Huntington Bancshares, Inc. ....       116,892
    55,800   J.P. Morgan Chase & Company.....     2,028,330
    11,600   KeyCorp. .......................       282,344
    13,600   Mellon Financial Corp. .........       511,632
    17,950   National City Corp. ............       524,858
     5,600   Northern Trust Corp. ...........       337,232
     8,550   PNC Financial Services Group....       480,510
     5,500   Regions Financial Corp. ........       165,220
    13,600   SouthTrust Corp. ...............       335,512
     9,800   State Street Corp. .............       512,050
     8,200   SunTrust Banks, Inc. ...........       514,140
     8,000   Synovus Financial Corp. ........       200,400
     6,900   Union Planters Corp. ...........       311,397
    51,832   U.S. Bancorp. ..................     1,084,844
    40,250   Wachovia Corp. .................     1,262,240
    25,650   Washington Mutual, Inc. ........       838,755
    75,100   Wells Fargo & Company...........     3,263,095
     2,700   Zions Bancorporation............       141,966
                                               ------------
                                                 24,098,692
                                               ------------
             BROADCAST SERVICES/MEDIA -- 1.95%
   127,850   AOL Time Warner, Inc.(c)........     4,103,985
       100   Clear Channel
               Communications(c).............         5,091
    27,300   Comcast Corp. -- Class A(c).....       982,800
     7,100   Gannett Company, Inc. ..........       477,333
     5,200   McGraw-Hill Companies, Inc. ....       317,096
     1,000   Meredith Corp. .................        35,650
     6,500   Univision Communications --
               Class A(c)....................       262,990
    51,350   Viacom, Inc. -- Class B(c)......     2,267,103
    60,550   Walt Disney Company.............     1,254,596
                                               ------------
                                                  9,706,644
                                               ------------
             BUILDING MATERIALS -- 0.11%
    12,200   Masco Corp. ....................       298,900
     4,750   Vulcan Materials Company........       227,715
                                               ------------
                                                    526,615
                                               ------------
             BUSINESS SERVICES -- 0.42%
     4,100   Convergys Corp.(c)..............       153,709
     3,800   Ecolab, Inc. ...................       152,950
    12,800   First Data Corp. ...............     1,004,160
    10,500   Fiserv, Inc.(c).................       444,360

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             BUSINESS SERVICES (CONTINUED)
     4,750   Robert Half International,
               Inc.(c).......................  $    126,825
     4,600   TMP Worldwide, Inc.(a)(c).......       197,340
                                               ------------
                                                  2,079,344
                                               ------------
             CHEMICALS -- 0.65%
     6,400   Air Products and Chemicals,
               Inc. .........................       300,224
     5,100   Ashland, Inc. ..................       235,008
    13,650   Dow Chemical Company............       461,097
     2,300   Eastman Chemical Company........        89,746
    30,700   E.I. du Pont de Nemours and
               Company.......................     1,305,057
     3,100   Engelhard Corp. ................        85,808
     2,900   International Flavors &
               Fragrances, Inc. .............        86,159
     4,400   PPG Industries, Inc. ...........       227,568
     4,400   Praxair, Inc. ..................       243,100
     5,800   Rohm and Haas Company...........       200,854
                                               ------------
                                                  3,234,621
                                               ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.87%
     7,750   Apple Computer, Inc.(c).........       169,725
     2,900   Avery Dennison Corp. ...........       163,937
    50,100   Compaq Computer Corp. ..........       488,976
   140,350   Dell Computer Corp.(c)..........     3,814,713
    56,900   Hewlett-Packard Company.........     1,168,726
    50,300   International Business Machines
               Corp. ........................     6,084,288
     3,400   Lexmark International Group,
               Inc.(c).......................       200,600
    16,550   Network Appliance, Inc.(c)......       361,949
     6,600   Pitney Bowes, Inc. .............       248,226
    95,050   Sun Microsystems, Inc.(c).......     1,169,115
    40,300   Xerox Corp.(a)..................       419,926
                                               ------------
                                                 14,290,181
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 5.05%
     1,200   Autodesk, Inc. .................        44,724
    17,500   Automatic Data Processing,
               Inc. .........................     1,030,750
    14,800   BMC Software, Inc.(c)...........       242,276
   320,550   Cisco Systems, Inc.(c)..........     5,805,160
     4,950   Citrix Systems, Inc.(a)(c)......       112,167
    31,750   Computer Associates
               International, Inc. ..........     1,095,057
     5,200   Computer Sciences Corp.(c)......       254,696
    23,600   Compuware Corp.(c)..............       278,244
    12,700   Electronic Data Systems
               Corp. ........................       870,585

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    65,300   EMC Corp.(c)....................  $    877,632
     5,200   Intuit, Inc.(c).................       222,352
     3,600   Mercury Interactive Corp.(c)....       122,328
   157,600   Microsoft Corp.(c)..............    10,441,000
     2,200   NCR Corp.(c)....................        81,092
   163,350   Oracle Corp.(c).................     2,255,864
    10,700   PeopleSoft, Inc.(c).............       430,140
    13,300   Siebel Systems, Inc.(c).........       372,134
     8,400   Unisys Corp.(c).................       105,336
    11,300   VERITAS Software Corp.(a)(c)....       506,579
                                               ------------
                                                 25,148,116
                                               ------------
             CONSUMER GOODS AND SERVICES -- 5.00%
       800   Alberto-Culver Company -- Class
               B.............................        35,792
     6,600   Avon Products, Inc. ............       306,900
     9,900   Brunswick Corp. ................       215,424
    54,150   Cendant Corp.(a)(c).............     1,061,881
     4,050   Cintas Corp.(a).................       194,400
    11,750   Clorox Company..................       464,712
    15,900   Colgate-Palmolive Company.......       918,225
     8,700   Eastman Kodak Company(a)........       256,041
     3,800   Fortune Brands, Inc. ...........       150,442
   291,150   General Electric Company........    11,669,292
    29,400   Gillette Company................       981,960
    15,500   Kimberly-Clark Corp. ...........       926,900
     5,300   Leggett & Platt, Inc. ..........       121,900
     6,650   Maytag Corp. ...................       206,350
     7,700   Newell Rubbermaid, Inc. ........       212,289
     5,100   Pactiv Corp.(c).................        90,525
    69,350   Procter & Gamble Company........     5,487,666
     6,300   Sabre Holdings Corp.(c).........       266,805
     4,550   Sherwin-Williams Company........       125,125
    16,200   Unilever N.V. (ADR).............       933,282
     3,600   Whirlpool Corp. ................       263,988
                                               ------------
                                                 24,889,899
                                               ------------
             DISTRIBUTOR -- 0.05%
     5,150   W.W. Grainger, Inc. ............       247,200
                                               ------------
             ELECTRONICS -- 0.37%
    17,950   Agilent Technologies, Inc.(c)...       511,754
    12,000   Emerson Electric Company........       685,200
     4,950   Molex, Inc. ....................       153,203
     9,700   Sanmina-SCI Corp.(c)............       193,030

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             ELECTRONICS (CONTINUED)
    18,500   Solectron Corp.(a)(c)...........  $    208,680
     4,300   Tektronix, Inc.(c)..............       110,854
                                               ------------
                                                  1,862,721
                                               ------------
             ENGINEERING -- 0.02%
     2,600   Fluor Corp. ....................        97,240
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.14%
     7,200   Allied Waste Industries,
               Inc.(c).......................       101,232
    18,100   Waste Management, Inc. .........       577,571
                                               ------------
                                                    678,803
                                               ------------
             FINANCIAL SERVICES -- 4.80%
    38,200   American Express Company........     1,363,358
     4,400   Bear Stearns Companies, Inc. ...       258,016
     8,100   Capital One Financial Corp. ....       436,995
   147,999   Citigroup, Inc. ................     7,470,989
    13,800   Concord EFS, Inc.(a)(c).........       452,364
     5,650   Deluxe Corp. ...................       234,927
     3,300   Equifax, Inc. ..................        79,695
    53,400   Fannie Mae......................     4,245,300
     7,300   Franklin Resources, Inc. .......       257,471
    38,300   Freddie Mac.....................     2,504,820
    10,500   H & R Block, Inc. ..............       469,350
    20,000   Household International,
               Inc. .........................     1,158,800
     7,100   Lehman Brothers Holdings,
               Inc. .........................       474,280
    24,900   MBNA Corp. .....................       876,480
    36,500   Merrill Lynch & Company,
               Inc.(a).......................     1,902,380
     7,800   Moody's Corp. ..................       310,908
    39,450   Schwab (Charles) Corp. .........       610,292
     6,450   Stilwell Financial, Inc. .......       175,569
     6,700   T. Rowe Price Group, Inc. ......       232,691
     4,600   USA Education, Inc. ............       386,492
                                               ------------
                                                 23,901,177
                                               ------------
             FOOD AND BEVERAGE -- 2.98%
     1,400   Adolph Coors Company............        74,760
    11,900   Albertson's, Inc. ..............       374,731
    25,100   Anheuser-Busch Companies,
               Inc. .........................     1,134,771
    18,200   Archer-Daniels-Midland
               Company.......................       261,170
     1,100   Brown-Forman Corp. -- Class B...        68,860
    12,250   Campbell Soup Company...........       365,907
    73,150   Coca-Cola Company...............     3,449,023
    10,600   Coca-Cola Enterprises, Inc. ....       200,764
    15,250   ConAgra Foods, Inc. ............       362,492
     8,450   General Mills, Inc. ............       439,484

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
     2,500   Hershey Foods Corp. ............  $    169,250
     5,700   H.J. Heinz Company..............       234,384
    23,600   Kellogg Company.................       710,360
     8,600   Pepsi Bottling Group, Inc. .....       202,100
    50,600   PepsiCo, Inc. ..................     2,463,714
    63,650   Philip Morris Companies,
               Inc. .........................     2,918,353
    22,700   Sara Lee Corp. .................       504,621
    19,100   SYSCO Corp. ....................       500,802
     5,150   UST, Inc. ......................       180,250
     4,800   Wm. Wrigley Jr. Company.........       246,576
                                               ------------
                                                 14,862,372
                                               ------------
             INSURANCE -- 3.02%
     4,600   Aetna, Inc.(c)..................       151,754
    29,100   AFLAC, Inc. ....................       714,696
    21,200   Allstate Corp. .................       714,440
     2,900   Ambac Financial Group, Inc. ....       167,794
    76,203   American International Group,
               Inc. .........................     6,050,518
     5,400   Aon Corp. ......................       191,808
     6,500   Chubb Corp. ....................       448,500
     4,450   CIGNA Corp. ....................       412,292
     6,100   Cincinnati Financial Corp. .....       232,715
     3,950   Hartford Financial Services
               Group, Inc. ..................       248,178
     4,650   Jefferson-Pilot Corp. ..........       215,155
    14,850   John Hancock Financial Services,
               Inc. .........................       613,305
     5,300   Lincoln National Corp. .........       257,421
     5,550   Loews Corp. ....................       307,359
     8,050   Marsh & McLennan Companies,
               Inc. .........................       864,973
     9,000   MBIA, Inc. .....................       482,670
    30,550   MetLife, Inc.(a)................       967,824
     3,100   MGIC Investment Corp. ..........       191,332
     4,200   Progressive Corp. ..............       627,060
     7,300   SAFECO Corp. ...................       227,395
     5,800   St. Paul Companies, Inc. .......       255,026
     3,500   Torchmark Corp. ................       137,655
     7,350   UnumProvident Corp. ............       194,849
     4,000   XL Capital, Ltd. -- Class A.....       365,440
                                               ------------
                                                 15,040,159
                                               ------------
             INTERNET SERVICES -- 0.05%
    15,400   Yahoo!, Inc.(a)(c)..............       273,196
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             LEISURE AND RECREATION -- 0.32%
    32,450   Carnival Corp. .................  $    911,196
     3,300   Harrah's Entertainment,
               Inc.(c).......................       122,133
     8,000   Hilton Hotels Corp. ............        87,360
     6,200   Marriott International, Inc. --
               Class A.......................       252,030
     7,100   Starwood Hotels & Resorts
               Worldwide, Inc. ..............       211,935
                                               ------------
                                                  1,584,654
                                               ------------
             MACHINERY AND OTHER PRODUCTS -- 0.12%
     5,200   Caterpillar, Inc.(a)............       271,700
     3,650   Dover Corp. ....................       135,305
     4,200   Ingersoll-Rand Company..........       175,602
                                               ------------
                                                    582,607
                                               ------------
             MANUFACTURING -- 1.37%
       900   Ball Corp. .....................        63,630
     1,400   Bemis Company, Inc. ............        68,852
     2,600   Cooper Industries, Inc. ........        90,792
     2,000   Crane Company...................        51,280
     3,600   Danaher Corp.(a)................       217,116
     3,450   Eaton Corp. ....................       256,714
    12,800   Honeywell International,
               Inc. .........................       432,896
     8,400   Illinois Tool Works, Inc. ......       568,848
     2,400   ITT Industries, Inc. ...........       121,200
    11,450   Minnesota Mining and
               Manufacturing Company.........     1,353,505
     3,000   Parker-Hannifin Corp. ..........       137,730
     3,800   Textron, Inc. ..................       157,548
    55,950   Tyco International, Ltd. .......     3,295,455
                                               ------------
                                                  6,815,566
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 0.69%
    15,200   HCA, Inc. ......................       585,808
     7,500   Health Management Associates,
               Inc.(c).......................       138,000
    15,800   HEALTHSOUTH Corp.(c)............       234,156
     4,300   Humana, Inc.(c).................        50,697
     2,600   Manor Care, Inc.(c).............        61,646
     7,000   McKesson, Inc. .................       261,800
     9,600   Tenet Healthcare Corp.(c).......       563,712
    17,250   UnitedHealth Group, Inc. .......     1,220,783
     2,650   Wellpoint Health Networks,
               Inc.(c).......................       309,653
                                               ------------
                                                  3,426,255
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             MEDICAL EQUIPMENT AND SUPPLIES -- 2.02%
     3,050   Bausch & Lomb, Inc. ............  $    114,863
     9,350   Baxter International, Inc. .....       501,440
     6,800   Becton, Dickinson & Company.....       225,420
    11,925   Biomet, Inc. ...................       368,482
     9,600   Boston Scientific Corp.(c)......       231,552
     1,400   C.R. Bard, Inc. ................        90,300
     6,050   Genzyme Corp.(c)................       362,153
     8,400   Guidant Corp.(c)................       418,320
    87,834   Johnson & Johnson...............     5,190,989
    34,700   Medtronic, Inc. ................     1,776,987
     4,000   St. Jude Medical, Inc.(c).......       310,600
     5,400   Stryker Corp. ..................       315,198
     5,540   Zimmer Holdings, Inc.(c)........       169,192
                                               ------------
                                                 10,075,496
                                               ------------
             METALS AND MINING  -- 0.34%
    13,000   Alcan, Inc. ....................       467,090
    13,800   Alcoa, Inc. ....................       490,590
    11,137   Barrick Gold Corp.(a)...........       177,635
    11,250   Freeport-McMoRan Copper & Gold,
               Inc. -- Class B(a)(c).........       150,637
     4,100   Inco, Ltd.(c)...................        69,454
     5,250   Newmont Mining Corp.(a).........       100,328
     2,650   Nucor Corp. ....................       140,344
     8,100   Placer Dome, Inc. ..............        88,371
                                               ------------
                                                  1,684,449
                                               ------------
             MOTOR VEHICLES -- 0.48%
    53,250   Ford Motor Company..............       837,090
    16,050   General Motors Corp. ...........       780,030
     8,700   Harley-Davidson, Inc.(a)........       472,497
     3,300   Navistar International Corp. ...       130,350
     3,100   PACCAR, Inc. ...................       203,422
                                               ------------
                                                  2,423,389
                                               ------------
             OIL, COAL AND GAS -- 3.47%
     1,450   Amerada Hess Corp. .............        90,625
     7,300   Anadarko Petroleum Corp. .......       415,005
    12,200   Baker Hughes, Inc. .............       444,934
     6,450   Burlington Resources, Inc. .....       242,133
    31,104   ChevronTexaco Corp. ............     2,787,229
    18,800   Conoco, Inc. ...................       532,040
     4,800   Devon Energy Corp.(a)...........       185,520
     1,700   EOG Resources, Inc.(a)..........        66,487
   202,450   Exxon Mobil Corp. ..............     7,956,285
     3,450   Noble Drilling Corp.(a)(c)......       117,438

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             OIL, COAL AND GAS (CONTINUED)
    16,100   Occidental Petroleum Corp. .....  $    427,133
    16,260   Phillips Petroleum Company......       979,828
     3,300   Rowan Companies, Inc.(c)........        63,921
    36,750   Royal Dutch Petroleum Company...     1,801,485
     3,300   Sunoco, Inc. ...................       123,222
     8,200   Transocean Sedco Forex, Inc. ...       277,324
     6,650   Unocal Corp. ...................       239,866
    17,150   USX-Marathon Group..............       514,500
                                               ------------
                                                 17,264,975
                                               ------------
             OIL AND GAS: PIPELINES -- 0.15%
     8,186   El Paso Corp. ..................       365,177
     3,200   Kinder Morgan, Inc. ............       178,208
     8,000   Williams Companies, Inc. .......       204,160
                                               ------------
                                                    747,545
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.32%
     1,600   Boise Cascade Corp. ............        54,416
     6,600   Georgia-Pacific Corp.(a)........       182,226
    13,850   International Paper Company.....       558,847
     3,000   Mead Corp. .....................        92,670
     1,600   Temple-Inland, Inc. ............        90,768
     6,300   Weyerhaeuser Company............       340,704
     5,050   Willamette Industries, Inc. ....       263,206
                                               ------------
                                                  1,582,837
                                               ------------
             PHARMACEUTICALS -- 3.56%
    45,200   Abbott Laboratories.............     2,519,900
     3,800   Allergan, Inc. .................       285,190
     3,150   AmerisourceBergen Corp. ........       200,182
     7,300   Cardinal Health, Inc. ..........       472,018
    32,200   Eli Lilly & Company.............     2,528,988
     4,900   Forest Laboratories, Inc.(c)....       401,555
     6,000   King Pharmaceuticals, Inc.(c)...       252,780
    36,200   Merck & Company, Inc. ..........     2,128,560
   184,050   Pfizer, Inc. ...................     7,334,393
    37,750   Pharmacia Corp. ................     1,610,038
                                               ------------
                                                 17,733,604
                                               ------------
             PUBLISHING -- 0.14%
     2,100   Dow Jones & Company, Inc.(a)....       114,933
     4,300   New York Times Company -- Class
               A.............................       185,975
     3,100   R.R. Donnelley & Sons Company...        92,039
     8,250   Tribune Company.................       308,798
                                               ------------
                                                    701,745
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS -- 0.12%
    12,400   Equity Office Properties
               Trust.........................  $    372,992
     7,300   Equity Residential Properties
               Trust.........................       209,583
                                               ------------
                                                    582,575
                                               ------------
             RESEARCH AND DEVELOPMENT -- 0.67%
    30,400   Amgen, Inc.(c)..................     1,715,776
     6,050   Biogen, Inc.(c).................       346,967
     4,700   Chiron Corp.(c).................       206,048
    23,450   Immunex Corp.(c)................       649,799
     8,950   MedImmune, Inc.(c)..............       414,833
                                               ------------
                                                  3,333,423
                                               ------------
             RETAIL -- 4.77%
     8,200   Bed Bath & Beyond, Inc.(c)......       277,980
    11,450   Best Buy Company, Inc.(c).......       852,796
     8,200   Circuit City Stores -- Circuit
               City Group(a).................       212,790
    13,100   Costco Wholesale Corp.(c).......       581,378
     6,450   Dillard's, Inc. -- Class A......       103,200
     5,000   Family Dollar Stores, Inc. .....       149,900
    10,050   Federated Department Stores,
               Inc.(c).......................       411,045
   125,600   Home Depot, Inc. ...............     6,406,856
    15,050   J.C. Penney Company, Inc.(a)....       404,845
     9,800   Kohl's Corp.(c).................       690,312
    42,550   Lowe's Companies, Inc. .........     1,974,745
     8,200   May Department Stores Company...       303,236
     8,000   Nike, Inc. -- Class B...........       449,920
     6,750   Nordstrom, Inc. ................       136,553
    19,500   Office Depot, Inc.(c)...........       361,530
     6,100   RadioShack Corp. ...............       183,610
     1,200   Reebok International,
               Ltd.(a)(c)....................        31,800
     9,500   Sears, Roebuck & Company........       452,580
    13,950   Staples, Inc.(c)................       260,865
    15,650   Target Corp. ...................       642,433
    24,400   The Gap, Inc. ..................       340,136
     9,100   The Limited, Inc. ..............       133,952
     7,200   TJX Companies, Inc. ............       286,992
    16,350   Walgreen Company................       550,341
   130,900   Wal-Mart Stores, Inc. ..........     7,533,295
                                               ------------
                                                 23,733,090
                                               ------------
             RETAIL: RESTAURANTS -- 0.34%
     3,600   Darden Restaurants, Inc. .......       127,440
    37,350   McDonald's Corp. ...............       988,655

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             RETAIL: RESTAURANTS (CONTINUED)
    13,800   Starbucks Corp.(c)..............  $    262,890
     3,200   Tricon Global Restaurants,
               Inc.(c).......................       157,440
     4,900   Wendy's International, Inc. ....       142,933
                                               ------------
                                                  1,679,358
                                               ------------
             RETAIL: SUPERMARKETS -- 0.11%
     8,050   Safeway, Inc.(c)................       336,088
     9,700   SUPERVALU, Inc. ................       214,564
                                               ------------
                                                    550,652
                                               ------------
             RUBBER PRODUCTS -- 0.06%
    11,350   Cooper Tire & Rubber Company....       181,146
     4,500   Goodyear Tire & Rubber
               Company.......................       107,145
                                               ------------
                                                    288,291
                                               ------------
             SCIENTIFIC INSTRUMENTS -- 0.08%
     6,500   Applera Corp. -- Applied
               Biosystems Group..............       255,255
     6,300   Thermo Electron Corp. ..........       150,318
                                               ------------
                                                    405,573
                                               ------------
             SEMICONDUCTORS -- 2.37%
     9,150   Advanced Micro Devices,
               Inc.(c).......................       145,119
     6,800   Altera Corp.(c).................       144,296
    10,100   Analog Devices, Inc.(c).........       448,339
     7,550   Broadcom Corp. -- Class A(c)....       308,568
   195,650   Intel Corp. ....................     6,153,192
     4,150   KLA-Tencor Corp.(a)(c)..........       205,674
    17,600   Linear Technology Corp. ........       687,104
     6,350   LSI Logic Corp.(a)(c)...........       100,203
    16,750   Maxim Integrated Products,
               Inc.(c).......................       879,543
     8,000   National Semiconductor
               Corp.(c)......................       246,320
     3,950   NVIDIA Corp.(a)(c)..............       264,255
     7,700   PMC-Sierra, Inc.(c).............       163,702
     3,000   Qlogic Corp.(a)(c)..............       133,530
     5,650   Teradyne, Inc.(c)...............       170,291
    50,350   Texas Instruments, Inc. ........     1,409,800
     8,350   Xilinx, Inc.(c).................       326,068
                                               ------------
                                                 11,786,004
                                               ------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 3.30%
    16,500   ALLTEL Corp. ...................     1,018,545
       300   Andrew Corp.(c).................         6,567
   150,000   AT&T Corp. .....................     2,721,000
    72,767   AT&T Wireless Services,
               Inc.(a)(c)....................     1,045,662
    54,050   BellSouth Corp. ................     2,062,007

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND SERVICES
               (CONTINUED)
     3,200   CenturyTel, Inc. ...............  $    104,960
     4,800   Comverse Technology, Inc.(c)....       107,376
    27,400   Corning, Inc. ..................       244,408
    36,600   JDS Uniphase Corp.(c)...........       319,518
    54,400   Lucent Technologies, Inc.(a)....       342,176
    63,950   Motorola, Inc. .................       960,529
    49,950   Nortel Networks Corp.(a)........       374,625
    12,200   QUALCOMM, Inc.(c)...............       616,100
    98,200   SBC Communications, Inc. .......     3,846,494
     5,450   Scientific-Atlanta, Inc. .......       130,473
    15,300   Sprint Corp. (PCS
               Group)(a)(c)..................       373,473
     7,550   Tellabs, Inc.(c)................       112,948
    43,150   Verizon Communications, Inc. ...     2,047,899
                                               ------------
                                                 16,434,760
                                               ------------
             TOOLS -- 0.04%
     1,900   Black & Decker Corp. ...........        71,687
     1,300   Snap-on, Inc. ..................        43,758
     2,250   Stanley Works...................       104,783
                                               ------------
                                                    220,228
                                               ------------
             TOYS -- 0.06%
     7,200   Hasbro, Inc. ...................       116,856
    11,800   Mattel, Inc. ...................       202,960
                                               ------------
                                                    319,816
                                               ------------
             TRANSPORTATION -- 0.25%
    14,400   Burlington Northern Santa Fe
               Corp. ........................       410,832
     5,800   CSX Corp. ......................       203,290
    11,950   Norfolk Southern Corp. .........       219,044
     7,100   Union Pacific Corp.(a)..........       404,700
                                               ------------
                                                  1,237,866
                                               ------------
             TRANSPORTATION: FREIGHT -- 0.07%
     7,000   FedEx Corp.(c)..................       363,160
                                               ------------
             UTILITIES -- 1.79%
     5,000   Allegheny Energy, Inc. .........       181,100
     4,300   Ameren Corp. ...................       181,890
     9,240   American Electric Power Company,
               Inc. .........................       402,217
     7,200   Cinergy Corp. ..................       240,696
     8,100   CMS Energy Corp. ...............       194,643
     6,500   Consolidated Edison, Inc. ......       262,340
     4,750   Constellation Energy Group,
               Inc. .........................       126,112
     4,400   DTE Energy Company..............       184,536

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCK (CONTINUED)
             UTILITIES (CONTINUED)
    10,300   Dominion Resources, Inc. .......  $    619,030
    22,650   Duke Energy Corp. ..............       889,239
     8,400   Entergy Corp. ..................       328,524
     9,400   Exelon Corp. ...................       450,072
    15,400   FirstEnergy Corp. ..............       538,692
     4,850   FPL Group, Inc. ................       273,540
     5,250   KeySpan Corp. ..................       181,912
    15,827   Mirant Corp.(c).................       253,549
     3,700   Niagara Mohawk Holdings,
               Inc.(a)(c)....................        65,601
     2,200   NICOR, Inc. ....................        91,608
     5,700   NiSource, Inc. .................       131,442
     1,050   Peoples Energy Corp. ...........        39,827
    11,500   PG&E Corp. .....................       221,260
     4,000   Pinnacle West Capital Corp. ....       167,400
     6,600   PPL Corp. ......................       230,010
    11,900   Progress Energy, Inc. ..........       535,857
     3,800   Progress Energy,
               Inc. -- CVO(c)................            --
     5,700   Public Service Enterprise Group,
               Inc. .........................       240,483
     8,400   Reliant Energy, Inc. ...........       222,768
     9,500   Sempra Energy...................       233,225
    20,450   Southern Company................       518,408
     4,450   TECO Energy, Inc. ..............       116,768
     7,400   TXU Corp. ......................       348,910
    15,550   Xcel Energy, Inc. ..............       431,357
                                               ------------
                                                  8,903,016
                                               ------------
             TOTAL COMMON STOCK
             (Cost $303,924,651).............   302,309,439
                                               ------------
PRINCIPAL
---------
             CORPORATE BONDS AND NOTES -- 13.47%
             AEROSPACE -- 0.50%
$  970,000   Lockheed Martin Corp., 8.20%,
               12/01/09......................     1,091,471
   375,000   Northrop Grumman Corp., 7.125%,
               02/15/11......................       391,488
   425,000   Raytheon Company, 8.20%,
               03/01/06......................       460,668
   550,000   United Technologies Corp.,
               6.35%, 03/01/11...............       559,374
                                               ------------
                                                  2,503,001
                                               ------------
             AUTOMOTIVE -- 0.12%
   600,000   DaimlerChrysler NA Holding,
               7.20%, 09/01/09...............       599,671
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             AUTOMOTIVE PARTS AND EQUIPMENT -- 0.12%
$  100,000   Collins & Aikman Products --
               144A, 10.75%, 12/31/11........  $    100,250
   500,000   Lear Corp., Series B, 8.11%,
               05/15/09......................       505,829
                                               ------------
                                                    606,079
                                               ------------
             BANKS -- 0.57%
 1,020,000   Bank One Corp., 6.50%,
               02/01/06......................     1,065,973
   700,000   Barclays Bank PLC -- 144A,
               8.55%, 09/15/49...............       780,074
   260,000   Wachovia Corp., 7.70%,
               02/15/05......................       281,414
   715,000   Wachovia Corp., 4.95%,
               11/01/06......................       702,016
                                               ------------
                                                  2,829,477
                                               ------------
             BROADCAST SERVICES/MEDIA -- 1.14%
   500,000   Adelphia Communications Corp.,
               10.875%, 10/01/10(a)..........       510,625
   500,000   AOL Time Warner, Inc., 7.625%,
               04/15/31......................       528,886
   500,000   Charter Communications Holdings
               LLC, 8.625%, 04/01/09.........       481,250
 1,000,000   Comcast Cable Communications,
               Inc., 6.875%, 06/15/09........     1,010,846
   600,000   CSC Holdings, Inc., Series B,
               8.125%, 07/15/09..............       616,678
    75,000   Echostar DBS Corp. -- 144A,
               9.125%, 01/15/09..............        75,188
   500,000   Echostar DBS Corp., 9.375%,
               02/01/09......................       515,000
 1,000,000   Time Warner, Inc., 9.125%,
               01/15/13......................     1,185,315
   730,000   Viacom, Inc., 6.625%,
               05/15/11......................       742,115
                                               ------------
                                                  5,665,903
                                               ------------
             BUILDING AND CONSTRUCTION -- 0.22%
   600,000   D.R. Horton, Inc., 8.00%,
               02/01/09......................       594,000
   500,000   Ryland Group, 8.00%, 08/15/06...       502,500
                                               ------------
                                                  1,096,500
                                               ------------
             CHEMICALS -- 0.17%
   325,000   Dow Chemical Company, 5.75%,
               12/15/08......................       324,739
   500,000   Lyondell Chemical Company,
               Series B, 9.875%, 05/01/07....       502,500
                                               ------------
                                                    827,239
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.10%
   500,000   Unisys Corp., 8.125%,
               06/01/06......................       497,500
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             CONSUMER GOODS AND SERVICES -- 0.11%
$  500,000   Stone Container Corp., 9.75%,
               02/01/11......................  $    531,250
                                               ------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
   500,000   Allied Waste North America,
               Series B, 7.875%, 01/01/09....       490,000
                                               ------------
             FINANCE -- 1.68%
   900,000   Ford Motor Credit Company,
               6.875%, 02/01/06..............       901,296
 2,000,000   Ford Motor Credit Company,
               7.375%, 10/28/09..............     1,969,834
   300,000   Ford Motor Credit Company,
               7.875%, 06/15/10..............       304,246
 1,000,000   General Motors Acceptance Corp.,
               6.75%, 01/15/06...............     1,016,466
 1,540,000   General Motors Acceptance Corp.,
               6.875%, 09/15/11..............     1,508,521
   555,000   Lehman Brothers Holdings, 6.25%,
               05/15/06......................       568,533
 2,000,000   Verizon Global Funding Corp.,
               6.75%, 12/01/05(a)............     2,108,880
                                               ------------
                                                  8,377,776
                                               ------------
             FOOD AND BEVERAGE -- 0.27%
   400,000   Kellogg Company, Series B,
               6.60%, 04/01/11...............       411,100
   530,000   Kraft Foods, Inc., 5.625%,
               11/01/11......................       513,999
   400,000   Unilever Capital Corp., 7.125%,
               11/01/10......................       432,374
                                               ------------
                                                  1,357,473
                                               ------------
             INSURANCE -- 0.30%
   475,000   Allstate Corp., 7.20%,
               12/01/09......................       502,926
   400,000   Metlife, Inc., 6.125%,
               12/01/11......................       396,442
   550,000   Prudential Financial, 8.30%,
               07/01/25......................       582,978
                                               ------------
                                                  1,482,346
                                               ------------
             LEISURE AND RECREATION -- 0.02%
   100,000   Argosy Gaming Company, 10.75%,
               06/01/09......................       109,875
                                               ------------
             MANUFACTURING -- 0.32%
   600,000   American Standard, Inc., 7.375%,
               02/01/08......................       606,000
 1,000,000   Tyco International Group SA,
               6.375%, 10/15/11..............       976,928
                                               ------------
                                                  1,582,928
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MEDICAL AND OTHER HEALTH SERVICES -- 0.12%
$  500,000   Healthsouth Corp., 10.75%,
               10/01/08......................  $    550,000
    70,000   United Surgical
               Partners -- 144A, 10.00%,
               12/15/11......................        68,950
                                               ------------
                                                    618,950
                                               ------------
             METALS AND MINING -- 0.18%
   500,000   AK Steel Corp., 9.125%,
               12/15/06(a)...................       511,250
   350,000   Alcoa, Inc., 6.50%, 06/01/11....       361,300
                                               ------------
                                                    872,550
                                               ------------
             OIL, COAL & GAS -- 0.61%
   300,000   AmeriGas Partners LP, 8.875%,
               05/20/11......................       309,000
   260,000   Chesapeake Energy Corp., 8.125%,
               04/01/11......................       252,200
   350,000   Coastal Corp., 7.75%,
               06/15/10......................       356,539
 1,020,000   Conoco Funding Company, 7.25%,
               10/15/31(a)...................     1,076,710
   500,000   Pogo Producing Corp., Series B,
               10.375%, 02/15/09.............       540,000
   500,000   Vintage Petroleum, 7.875%,
               05/15/11......................       490,000
                                               ------------
                                                  3,024,449
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.26%
   500,000   Norske Skog Canada -- 144A,
               8.625%, 06/15/11..............       518,750
   300,000   Tembec Industries, Inc., 8.625%,
               06/30/09......................       312,000
   480,000   Weyerhaeuser Company, 6.00%,
               08/01/06......................       481,688
                                               ------------
                                                  1,312,438
                                               ------------
             PRIVATE ASSET BACKED: BANKS -- 1.04%
 1,825,164   First Union National
               Bank -- Bank of America,
               Series 01-C1, Class A1, 5.71%,
               03/15/33......................     1,829,074
 1,668,557   Provident Bank Equipment Lease
               Trust, Series 00-1A, Class C,
               Floating Rate, 2.96%(+),
               11/25/11......................     1,675,138
 1,671,671   Washington Mutual, Inc., Series
               00-A1, Class A1, Floating
               Rate, 2.22%(+), 06/25/24......     1,673,778
                                               ------------
                                                  5,177,990
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCE -- 0.93%
$1,977,918   Fannie Mae, Series 00-40, Class
               F, Floating Rate, 2.43%(+),
               12/25/22......................  $  1,979,805
 2,631,060   Medallion Trust, Series 00-1G,
               Class A1, Floating Rate,
               2.66%(+), 07/12/31............     2,630,244
                                               ------------
                                                  4,610,049
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 1.65%
   392,586   Bear Stearns Commercial Mortgage
               Securities, Series 01, Class
               A1,
               6.08%, 02/15/35...............       399,320
 1,821,008   GMAC Commercial Mortgage
               Securities, Inc., Series
               01-C1,
               5.99%, 04/15/34...............     1,839,218
 4,293,310   LB-UBS Commercial Mortgage
               Trust, Series 01-C2, Class A1,
               6.27%, 06/15/20...............     4,421,139
 1,515,458   PNC Mortgage Acceptance Corp.,
               Series 01-C1, Class A1, 5.91%,
               03/12/34......................     1,529,536
                                               ------------
                                                  8,189,213
                                               ------------
             PRIVATE ASSET BACKED: UTILITIES -- 0.44%
 2,000,000   Peco Energy Transition Trust,
               Series 00-A, Class A4, 7.65%,
               03/01/10......................     2,212,782
                                               ------------
             REAL ESTATE -- 0.10%
   500,000   EOP Operating LP, 7.00%,
               07/15/11......................       503,407
                                               ------------
             REAL ESTATE INVESTMENT TRUST -- 0.10%
   500,000   Felcor Lodging LP, 9.50%,
               09/15/08......................       501,250
                                               ------------
             RETAIL -- 0.16%
   500,000   K-Mart Corp., 9.375%,
               02/01/06(a)...................       413,441
   400,000   Sears Roebuck Acceptance Corp.,
               6.75%, 08/15/11(a)............       399,000
                                               ------------
                                                    812,441
                                               ------------
             RETAIL: RESTAURANT -- 0.12%
   535,000   Tricon Global Restaurants, Inc.,
               8.875%, 04/15/11..............       571,113
                                               ------------
             SPECIAL PURPOSE ENTITY -- 0.01%
    70,000   IPC Acquisition Corp. -- 144A,
               11.50%, 12/15/09..............        70,000
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 1.27%
$  875,000   AT&T Corp. -- 144A, 7.30%,
               11/15/11......................  $    896,371
   450,000   AT&T Corp. -- 144A, 8.00%,
               11/15/31......................       470,955
   175,000   Deutsche Telekom, 8.00%,
               06/15/10......................       191,518
   900,000   Dominion Resources, Inc., Series
               B, 7.625%, 07/15/05...........       959,548
 1,020,000   Sprint Capital Corp., 5.875%,
               05/01/04......................     1,044,222
   570,000   Qwest Corp., 7.20%, 11/01/04....       581,471
 1,000,000   Vodafone Group PLC, 7.75%,
               02/15/10......................     1,098,296
 1,020,000   WorldCom, Inc., 8.00%,
               05/15/06......................     1,085,769
                                               ------------
                                                  6,328,150
                                               ------------
             TRANSPORTATION -- 0.10%
   270,000   Burlington North Santa Fe Corp.,
               7.95%, 08/15/30...............       300,551
   200,000   Norfolk Southern Corp., 7.05%,
               05/01/37......................       212,325
                                               ------------
                                                    512,876
                                               ------------
             UTILITIES -- 0.64%
   600,000   AES Corp., 9.50%, 06/01/09(a)...       546,000
   500,000   Calpine Corp., 8.50%,
               02/15/11(a)...................       454,984
   500,000   CMS Energy Corp., 9.875%,
               10/15/07......................       530,393
   625,000   DTE Energy Corp., 6.45%,
               06/01/06......................       641,478
 1,020,000   Exelon Generation Company
               LLC -- 144A, 6.95%,
               06/15/11......................     1,034,258
                                               ------------
                                                  3,207,113
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $66,829,690)..............    67,081,789
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 3.40%
 2,590,000   Buoni Poliennali Del Tes, 5.00%,
               06/15/03(d)...................     2,355,015
   732,689   Federative Republic of Brazil,
               8.00%, 04/15/14...............       557,759
 4,260,000   Government of Canada, 6.00%,
               06/01/11(e)...................     2,792,831
 1,900,000   New Zealand Government, Series
               1111, 6.00%, 11/15/11(f)......       744,211
   622,326   Republic of Colombia, 9.75%,
               04/09/11......................       651,887
   382,000   Republic of Colombia, 10.00%,
               01/23/12......................       377,225

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$  472,000   Republic of Panama, 8.25%,
               04/22/08......................  $    468,460
   538,000   Republic of Panama, 9.625%,
               02/08/11......................       548,760
   300,000   Republic of Peru, 4.00%,
               03/07/17......................       213,533
   170,000   Republic of Philippines, 9.875%,
               01/15/19......................       160,650
   200,000   Republic of Philippines, 9.50%,
               10/21/24......................       208,000
 4,025,000   United Kingdom Treasury, 6.75%,
               11/26/04(g)...................     6,136,390
   250,000   United Mexican States, 9.875%,
               02/01/10......................       277,000
   250,000   United Mexican States, 11.375%,
               09/15/16......................       308,250
 1,132,000   United Mexican States, 8.125%,
               12/30/19......................     1,102,568
                                               ------------
             TOTAL FOREIGN OBLIGATIONS
             (Cost $16,944,261)..............    16,902,539
                                               ------------
             US GOVERNMENT SECURITIES -- 4.63%
             US TREASURY BONDS -- 3.46%
   800,000   9.25%, 02/15/16.................     1,081,750
 6,345,000   8.50%, 02/15/20(a)..............     8,301,538
 2,010,000   8.00%, 11/15/21.................     2,543,514
 4,090,000   6.25%, 08/15/23(a)..............     4,329,649
   900,000   6.125%, 11/15/27................       946,723
                                               ------------
                                                 17,203,174
                                               ------------
             US TREASURY STRIPS -- 1.17%
 9,850,000   0.00%, 05/15/17.................     3,934,376
 6,250,000   0.00%, 05/15/21.................     1,915,681
                                               ------------
                                                  5,850,057
                                               ------------
             TOTAL US GOVERNMENT SECURITIES
             (Cost $22,888,455)..............    23,053,231
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 17.89%
             FANNIE MAE -- 16.45%
 1,100,000   5.50%, 03/15/11.................     1,081,012
 1,730,000   6.625%, 11/15/30................     1,809,924
 2,150,000   PL# 535675, 7.00%, 01/01/16.....     2,226,241
   150,000   PL# 575334, 6.00%, 04/01/16.....       150,275
   823,825   PL# 579234, 6.00%, 04/01/16.....       825,334
   383,621   PL# 253845, 6.00%, 06/01/16.....       384,324
   731,604   PL# 582644, 6.00%, 06/01/16.....       732,943
   533,205   PL# 581853, 6.00%, 07/01/16.....       534,181
   595,791   PL# 590778, 6.00%, 07/01/16.....       596,882
   428,625   PL# 592659, 6.00%, 07/01/16.....       429,411

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$  531,405   PL# 594917, 6.00%, 07/01/16.....  $    532,378
   404,135   PL# 595972, 6.00%, 07/01/16.....       404,875
    35,911   PL# 596354, 6.00%, 07/01/16.....        35,977
   636,933   PL# 598252, 6.00%, 07/01/16.....       638,099
   424,932   PL# 586105, 6.00%, 08/01/16.....       425,710
    52,333   PL# 599389, 6.00%, 08/01/16.....        52,429
   366,181   PL# 545276, 5.50%, 09/01/16.....       360,084
    29,199   PL# 580166, 6.00%, 09/01/16.....        29,253
   394,966   PL# 595905, 6.00%, 09/01/16.....       395,689
   426,074   PL# 597668, 6.00%, 09/01/16.....       426,855
 1,000,099   PL# 604091, 6.00%, 09/01/16.....     1,001,930
   379,438   PL# 608779, 6.00%, 09/01/16.....       380,133
   393,146   PL# 612310, 6.00%, 09/01/16.....       393,866
    41,322   PL# 618559, 6.00%, 09/01/16.....        41,398
   583,859   PL# 598314, 6.00%, 10/01/16.....       584,928
   297,934   PL# 598913, 6.00%, 10/01/16.....       298,480
   227,173   PL# 602186, 6.00%, 10/01/16.....       227,589
 1,800,080   PL# 605966, 6.00%, 10/01/16.....     1,803,376
    32,775   PL# 610092, 6.00%, 10/01/16.....        32,836
   803,718   PL# 612011, 6.00%, 10/01/16.....       805,189
   260,808   PL# 612293, 6.00%, 10/01/16.....       261,286
   935,475   PL# 612678, 6.00%, 10/01/16.....       937,188
   633,918   PL# 604229, 5.50%, 11/01/16.....       623,362
   300,001   PL# 607839, 6.00%, 11/01/16.....       300,550
 1,260,252   PL# 612359, 5.50%, 11/01/16.....     1,239,267
 1,000,000   PL# 593484, 5.50%, 12/01/16.....       983,349
   376,488   PL# 601942, 6.00%, 12/01/16.....       377,177
 2,876,998   PL# 610825, 6.00%, 12/01/16*....     2,882,266
 2,728,180   PL# 611010, 6.00%, 12/01/16*....     2,733,175
 1,000,000   PL# 611695, 5.50%, 12/01/16.....       983,349
 2,000,000   PL# 614211, 5.50%, 12/01/16.....     1,966,698
 2,000,000   PL# 614748, 5.50%, 12/01/16.....     1,966,698
 1,000,000   PL# 614843, 5.50%, 12/01/16.....       983,349
   530,000   PL# 614924, 7.00%, 12/01/16.....       548,794
   300,030   PL# 614943, 6.00%, 12/01/16.....       300,579
   170,543   PL# 616130, 6.00%, 12/01/16.....       170,855
   580,000   PL# 616459, 6.00%, 12/01/16.....       581,062
   739,749   PL# 616674, 5.50%, 12/01/16.....       727,431
 1,000,000   PL# 617109, 5.50%, 12/01/16.....       983,349
 2,000,000   PL# 618454, 5.50%, 12/01/16.....     1,966,698
 1,000,000   PL# 618999, 5.50%, 12/01/16.....       983,349
 1,000,000   PL# 619021, 5.50%, 12/01/16.....       983,349
 1,000,000   PL# 620938, 5.50%, 12/01/16.....       983,349

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$2,000,000   PL# 622080, 5.50%, 12/01/16.....  $  1,966,698
 2,000,000   PL# 612847, 5.50%, 01/01/17.....     1,966,698
 2,000,000   PL# 615179, 5.50%, 01/01/17.....     1,966,698
   190,125   PL# 617515, 6.00%, 01/01/17.....       190,473
 1,000,000   PL# 621052, 5.50%, 01/01/17.....       983,349
 1,000,000   PL# 621055, 5.50%, 01/01/17.....       983,349
   670,870   PL# 622111, 6.00%, 01/01/17.....       672,098
 1,998,639   PL# 428865, 7.00%, 06/01/28.....     2,038,404
 3,931,073   PL# 406815, 7.00%, 07/01/28.....     4,009,286
   112,662   PL# 535041, 7.00%, 12/01/29.....       114,904
   480,000   PL# 535195, 7.00%, 03/01/30.....       489,550
   902,659   PL# 534021, 7.50%, 05/01/30.....       931,713
    59,691   PL# 540754, 7.50%, 05/01/30.....        61,612
   901,320   PL# 542576, 7.50%, 08/01/30.....       930,331
    57,245   PL# 548098, 7.50%, 08/01/30.....        59,088
    58,399   PL# 549906, 7.50%, 09/01/30.....        60,279
    55,119   PL# 552549, 7.50%, 09/01/30.....        56,893
   922,906   PL# 548190, 7.50%, 10/01/30.....       952,611
    59,397   PL# 558083, 7.50%, 10/01/30.....        61,309
   897,607   PL# 253515, 7.50%, 11/01/30.....       926,498
   102,404   PL# 554545, 7.00%, 11/01/30.....       104,442
    59,827   PL# 561320, 7.50%, 11/01/30.....        61,753
    59,969   PL# 561844, 7.50%, 11/01/30.....        61,899
   761,427   PL# 559547, 7.50%, 12/01/30.....       785,935
    54,211   PL# 558384, 7.50%, 01/01/31.....        55,956
    56,441   PL# 568677, 7.50%, 01/01/31.....        58,258
    34,837   PL# 571599, 7.00%, 03/01/31.....        35,530
    54,323   PL# 572762, 7.50%, 03/01/31.....        56,071
   119,731   PL# 253842, 7.00%, 06/01/31.....       122,114
54,806....   PL# 582178, 7.50%, 06/01/31.....        56,570
   156,942   PL# 586159, 7.00%, 06/01/31.....       160,065
    42,251   PL# 545195, 7.00%, 09/01/31.....        43,092
    43,296   PL# 254008, 7.00%, 10/01/31.....        44,157
 2,784,651   PL# 606361, 7.50%, 10/01/31.....     2,874,280
 3,702,811   PL# 611635, 7.00%, 11/01/31.....     3,776,482
    39,524   PL# 613898, 7.00%, 11/01/31.....        40,310
    56,538   PL# 613903, 7.00%, 11/01/31.....        57,663
    55,441   PL# 254093, 7.00%, 12/01/31.....        56,544
   382,093   PL# 613392, 7.00%, 12/01/31.....       389,695
   121,237   PL# 616713, 7.00%, 12/01/31.....       123,649
   100,517   PL# 617757, 7.00%, 12/01/31.....       102,517
 4,000,000   PL# 622176, 7.00%, 12/01/31.....     4,079,584

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FANNIE MAE (CONTINUED)
$5,320,000   TBA, 6.00%, 01/01/32............  $  5,198,640
 2,000,000   TBA, 6.50%, 01/14/32............     2,000,000
                                               ------------
                                                 81,875,177
                                               ------------
             FREDDIE MAC -- 0.70%
 2,150,000   7.00%, 03/15/10.................     2,338,402
 1,065,000   6.875%, 09/15/10................     1,148,733
                                               ------------
                                                  3,487,135
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 0.74%
 3,680,367   PL# 3161, 6.50%, 11/20/31.......     3,681,335
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $89,450,868)...    89,043,647
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITY -- 0.12%
             FREDDIE MAC
   600,000   1.98%, 01/15/02 (Cost
               $599,538).....................       599,538
                                               ------------
             SHORT TERM US GOVERNMENT
             SECURITY -- 0.08%
             US TREASURY BILL
   400,000   1.92%, 04/04/02(h) (Cost
               $398,016).....................       398,016
                                               ------------
  SHARES
  ------
             REGULATED INVESTMENT COMPANY -- 0.15%
   768,514   Merrimac Cash Fund -- Premium
               Class (b) (Cost $768,514).....       768,514
                                               ------------
PRINCIPAL
---------
             TIME DEPOSITS -- 2.11%
$  873,311   American Express Centurion Bank,
               1.89%, 01/22/02(b)............       873,311
 3,517,231   Bank of Nova Scotia, 2.04%,
               02/15/02(b)...................     3,517,231
 2,095,946   Bayerische HypoVereinsbank,
               1.92%, 02/05/02(b)............     2,095,946
   523,986   Bayerische HypoVereinsbank,
               1.81%, 03/18/02(b)............       523,986
   873,311   BNP Paribas, 1.84%,
               01/09/02(b)...................       873,311
 1,047,974   Credit Agricole Indosuez, 1.70%,
               01/07/02(b)...................     1,047,974
 1,378,307   Fleet National Bank, 1.95%,
               01/02/02(b)...................     1,378,307
   174,662   Royal Bank of Canada, 1.69%,
               01/07/02(b)...................       174,662
                                               ------------
             TOTAL TIME DEPOSITS
             (Cost $10,484,728)..............    10,484,728
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT TERM CORPORATE NOTES -- 2.69%
$5,366,555   Credit Suisse First Boston
               Corp., Floating Rate,
               1.98%(+), 05/07/02(b).........  $  5,366,555
   424,872   First Union National Bank,
               Floating Rate, 1.54%(+),
               03/12/02(b)...................       424,872
   254,923   Goldman Sachs Group, Inc.,
               Floating Rate, 1.54%(+),
               02/05/02(b)...................       254,923
   698,649   Merrill Lynch & Company,
               Floating Rate, 1.64%(+),
               11/26/02(b)...................       698,649
 2,619,934   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.93%(+), 01/03/02(b).........     2,619,934
   523,986   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.61%(+), 05/09/02(b).........       523,986
 3,493,244   Morgan Stanley Dean Witter &
               Company, Floating Rate,
               1.93%(+), 06/28/02(b).........     3,493,244
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
             (Cost $13,382,163)..............    13,382,163
                                               ------------
             TOTAL SECURITIES
             (Cost $525,670,884).............   524,023,604
                                               ------------
             REPURCHASE AGREEMENTS -- 1.12%
   143,087   With Investors Bank & Trust,
               dated 12/31/01, 1.40%, due
               01/02/02, repurchase proceeds
               at maturity $143,099
               (Collateralized by Fannie Mae,
               4.81%, due 03/25/22, with a
               value of $150,242) (Cost
               $143,087).....................       143,087
 5,446,500   With Investors Bank & Trust,
               dated 12/31/01, 1.40%, due
               01/02/02, repurchase proceeds
               at maturity $5,446,924
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               7.403%, due 03/01/28, with a
               value of $5,719,241) (Cost
               $5,446,500)...................     5,446,500
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost $5,589,587)...............     5,589,587
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             SECURITY SOLD SHORT -- (0.80%)
$4,000,000   Fannie Mae TBA, 6.50%, 01/01/16
               (Proceeds $4,019,729).........  $ (4,007,500)
                                               ------------
             Total Investments -- 105.58%
               (Cost $527,240,742)...........   525,605,691
             Liabilities less other
               assets -- (5.58)%.............   (27,769,044)
                                               ------------
             NET ASSETS -- 100.00%...........  $497,836,597
                                               ============

The aggregate cost of securities for federal income tax
purposes at December 31, 2001, is $550,115,946.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $  6,094,121
    Gross unrealized depreciation..........   (32,186,463)
                                             ------------
    Net unrealized depreciation............  $(26,092,342)
                                             ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(d) Principal amount shown for this debt security is denominated in Euros.
(e) Principal amount shown for this debt security is denominated in Canadian dollars.
(f) Principal amount shown for this debt security is denominated in New Zealand dollars.
(g) Principal amount shown for this debt security is denominated in British pounds.
(h) Security is fully segregated as collateral with brokers as initial margin for futures contract.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
 * Securities held as collateral by custodian for security sold short.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.73%
              AEROSPACE -- 1.79%
    100,000   Northrop Grumman Corp.(a)....  $   10,081,000
    180,000   Raytheon Company(a)..........       5,844,600
    175,000   Textron, Inc. ...............       7,255,500
    100,000   United Technologies Corp. ...       6,463,000
                                             --------------
                                                 29,644,100
                                             --------------
              APPAREL -- 1.69%
    305,400   Jones Apparel Group,
                Inc.(c)....................      10,130,118
    127,900   Liz Claiborne, Inc. .........       6,363,025
    293,100   V.F. Corp.(a)................      11,433,831
                                             --------------
                                                 27,926,974
                                             --------------
              AUTOMOBILES -- 0.58%
    145,001   Ford Motor Company...........       2,279,416
    150,000   General Motors Corp.(a)......       7,290,000
                                             --------------
                                                  9,569,416
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 1.33%
    314,400   Dana Corp.(a)................       4,363,872
    130,000   Johnson Controls, Inc. ......      10,497,500
    195,000   TRW, Inc. ...................       7,222,800
                                             --------------
                                                 22,084,172
                                             --------------
              BANKS -- 12.70%
    553,200   Bank of America Corp. .......      34,823,940
    441,000   Bank One Corp. ..............      17,221,050
    235,000   Comerica, Inc.(a)............      13,465,500
    685,280   FleetBoston Financial
                Corp. .....................      25,012,720
    157,000   Golden West Financial
                Corp. .....................       9,239,450
    241,400   Huntington Bancshares,
                Inc. ......................       4,149,666
    499,840   J.P. Morgan Chase &
                Company....................      18,169,184
    507,800   National City Corp. .........      14,848,072
    386,900   Regions Financial Corp. .....      11,622,476
    605,200   Wachovia Corp. ..............      18,979,072
    740,150   Washington Mutual, Inc.(a)...      24,202,905
    419,200   Wells Fargo & Company........      18,214,240
                                             --------------
                                                209,948,275
                                             --------------
              BROADCAST SERVICES/MEDIA -- 0.46%
    125,000   McGraw-Hill Companies,
                Inc. ......................       7,622,500
                                             --------------
              CHEMICALS -- 2.88%
    107,000   Cabot Corp. .................       3,819,900
    684,995   Dow Chemical Company.........      23,139,131
    186,600   Eastman Chemical Company.....       7,281,132

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
    200,000   E.I. du Pont de Nemours and
                Company....................  $    8,502,000
    138,000   Lubrizol Corp. ..............       4,842,420
                                             --------------
                                                 47,584,583
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.90%
  1,089,500   Hewlett-Packard Company......      22,378,330
    240,000   Pitney Bowes, Inc. ..........       9,026,400
                                             --------------
                                                 31,404,730
                                             --------------
              CONSTRUCTION -- 0.41%
    119,100   Centex Corp. ................       6,799,419
                                             --------------
              CONSUMER GOODS AND SERVICES -- 5.62%
    185,000   Avon Products, Inc. .........       8,602,500
    100,000   Colgate-Palmolive Company....       5,775,000
    330,000   General Electric Company.....      13,226,400
     70,000   Kimberly-Clark Corp. ........       4,186,000
    466,200   Leggett & Platt, Inc. .......      10,722,600
    431,000   Philip Morris Companies,
                Inc. ......................      19,761,350
     52,200   Procter & Gamble Company.....       4,130,586
    364,600   Sherwin-Williams Company.....      10,026,500
    226,100   Whirlpool Corp. .............      16,579,913
                                             --------------
                                                 93,010,849
                                             --------------
              DISTRIBUTORS -- 2.19%
    236,200   Arrow Electronics,
                Inc.(a)(c).................       7,062,380
    272,200   Avnet, Inc. .................       6,932,934
    377,000   Genuine Parts Company........      13,835,900
    163,555   Ingram Micro, Inc. -- Class
                A(c).......................       2,832,773
    127,800   Tech Data Corp.(c)...........       5,531,184
                                             --------------
                                                 36,195,171
                                             --------------
              ELECTRONICS -- 1.27%
    180,000   Emerson Electric Company.....      10,278,000
    669,800   Solectron Corp.(a)(c)........       7,555,344
    147,600   Thomas & Betts Corp. ........       3,121,740
                                             --------------
                                                 20,955,084
                                             --------------
              ENGINEERING -- 0.19%
     85,000   Fluor Corp.(a)...............       3,179,000
                                             --------------
              FINANCIAL SERVICES -- 6.93%
    875,500   Citigroup, Inc. .............      44,195,240
    413,200   Fannie Mae...................      32,849,400
    173,000   Freddie Mac..................      11,314,200

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
    188,900   Lehman Brothers Holdings,
                Inc. ......................  $   12,618,520
    244,400   Morgan Stanley Dean Witter &
                Company....................      13,671,736
                                             --------------
                                                114,649,096
                                             --------------
              FOOD & BEVERAGES -- 2.75%
    105,000   Anheuser-Busch Companies,
                Inc. ......................       4,747,050
    504,500   Coca-Cola Enterprises,
                Inc.(a)....................       9,555,230
    546,600   ConAgra Foods, Inc. .........      12,992,682
    170,000   PepsiCo, Inc. ...............       8,277,300
    859,239   Tyson Foods, Inc. -- Class
                A..........................       9,924,210
                                             --------------
                                                 45,496,472
                                             --------------
              INSURANCE -- 5.47%
     88,800   Aetna, Inc. .................       2,929,512
    100,000   Allstate Corp. ..............       3,370,000
     70,000   American International Group,
                Inc. ......................       5,558,000
    239,400   Chubb Corp. .................      16,518,600
     35,000   CIGNA Corp. .................       3,242,750
    170,000   Lincoln National Corp. ......       8,256,900
     60,000   Marsh & McLennan Companies,
                Inc. ......................       6,447,000
    226,200   MBIA, Inc. ..................      12,131,106
    187,880   St. Paul Companies, Inc. ....       8,261,084
    270,300   Torchmark Corp. .............      10,630,899
    143,100   XL Capital, Ltd. -- Class
                A..........................      13,073,616
                                             --------------
                                                 90,419,467
                                             --------------
              MACHINERY -- 1.73%
    185,000   Caterpillar, Inc.(a).........       9,666,250
    200,000   Deere & Company..............       8,732,000
    245,000   Ingersoll-Rand Company(a)....      10,243,450
                                             --------------
                                                 28,641,700
                                             --------------
              MANUFACTURING -- 3.47%
    110,000   Eaton Corp. .................       8,185,100
    210,000   Honeywell International,
                Inc. ......................       7,102,200
    148,900   Minnesota Mining &
                Manufacturing Company......      17,601,469
    228,300   Owens-Illinois, Inc.(a)(c)...       2,280,717
    592,950   Smurfit-Stone Container
                Corp.(c)...................       9,469,411
    250,950   Sonoco Products Company......       6,670,251
    340,000   USX-US Steel Group...........       6,157,400
                                             --------------
                                                 57,466,548
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.13%
    160,000   Baxter International,
                Inc. ......................  $    8,580,800
    170,000   Johnson & Johnson............      10,047,000
                                             --------------
                                                 18,627,800
                                             --------------
              METALS AND MINING -- 0.46%
    215,000   Alcoa, Inc. .................       7,643,250
                                             --------------
              OIL, COAL AND GAS -- 11.74%
    138,100   Amerada Hess Corp. ..........       8,631,250
    125,000   Baker Hughes, Inc. ..........       4,558,750
     90,000   Burlington Resources,
                Inc. ......................       3,378,600
    450,393   ChevronTexaco Corp. .........      40,359,717
    437,300   Conoco, Inc. ................      12,375,590
    125,000   Diamond Offshore Drilling,
                Inc.(a)....................       3,800,000
  1,525,400   Exxon Mobil Corp. ...........      59,948,220
     70,000   Halliburton Company..........         917,000
     65,000   Kerr-McGee Corp.(a)..........       3,562,000
     60,000   Murphy Oil Corp. ............       5,042,400
    464,000   Occidental Petroleum
                Corp. .....................      12,309,920
    298,900   Phillips Petroleum
                Company(a).................      18,011,714
     80,000   Schlumberger, Ltd.(a)........       4,396,000
    130,000   Tidewater, Inc. .............       4,407,000
     46,700   Unocal Corp. ................       1,684,469
    282,000   Valero Energy Corp.(a).......      10,749,840
                                             --------------
                                                194,132,470
                                             --------------
              OIL AND GAS: PIPELINES -- 0.55%
    100,000   El Paso Corp. ...............       4,461,000
    180,000   Williams Companies, Inc. ....       4,593,600
                                             --------------
                                                  9,054,600
                                             --------------
              PAPER AND FOREST PRODUCTS -- 3.69%
    646,484   Georgia-Pacific Group(a).....      17,849,423
    322,100   International Paper
                Company....................      12,996,735
    260,000   Mead Corp.(a)................       8,031,400
    119,350   Temple-Inland, Inc. .........       6,770,725
    256,200   Westvaco Corp. ..............       7,288,890
    150,000   Weyerhaeuser Company.........       8,112,000
                                             --------------
                                                 61,049,173
                                             --------------
              PHARMACEUTICALS -- 4.28%
    135,000   Abbott Laboratories..........       7,526,250
    100,000   American Home Products
                Corp. .....................       6,136,000
    100,000   Bristol-Myers Squibb
                Company....................       5,100,000
     80,000   Eli Lilly & Company..........       6,283,200
     70,000   GlaxoSmithKline PLC (ADR)....       3,487,400

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
    146,100   Merck & Company, Inc. .......  $    8,590,680
    450,000   Pfizer, Inc. ................      17,932,500
    285,000   Pharmacia Corp. .............      12,155,250
    100,000   Schering-Plough Corp. .......       3,581,000
                                             --------------
                                                 70,792,280
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.40%
    230,000   Equity Residential Properties
                Trust......................       6,603,300
                                             --------------
              RETAIL -- 2.87%
    315,700   Federated Department Stores,
                Inc.(c)....................      12,912,130
    300,000   J.C. Penney Company,
                Inc.(a)....................       8,070,000
    346,500   May Department Stores
                Company....................      12,813,570
    128,800   Sears, Roebuck &
                Company(a).................       6,136,032
    190,900   TJX Companies, Inc. .........       7,609,274
                                             --------------
                                                 47,541,006
                                             --------------
              RETAIL: RESTAURANT -- 0.49%
    276,700   Wendy's International,
                Inc. ......................       8,071,339
                                             --------------
              RETAIL: SUPERMARKET -- 0.48%
    355,700   SUPERVALU, Inc. .............       7,868,084
                                             --------------
              RUBBER PRODUCTS -- 0.71%
    193,100   Cooper Tire & Rubber
                Company....................       3,081,876
    360,900   Goodyear Tire & Rubber
                Company....................       8,593,029
                                             --------------
                                                 11,674,905
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT
                AND SERVICES -- 6.12%
    179,800   AT & T Corp. ................       3,261,572
    243,100   BellSouth Corp. .............       9,274,265
    650,500   SBC Communications, Inc. ....      25,480,085
    280,000   Sprint Corp. (FON Group).....       5,622,400
    526,650   Tellabs, Inc.(c).............       7,878,684
    670,652   Verizon Communications,
                Inc. ......................      31,829,144
  1,270,075   WorldCom, Inc. -- WorldCom
                Group(c)...................      17,882,656
                                             --------------
                                                101,228,806
                                             --------------
              TRANSPORTATION -- 3.61%
    366,500   Burlington Northern Santa Fe
                Corp. .....................      10,456,245
    160,000   Canadian National Railway
                Company(a).................       7,724,800
    287,100   CSX Corp. ...................      10,062,855

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION (CONTINUED)
    609,900   Norfolk Southern Corp. ......  $   11,179,467
    354,400   Union Pacific Corp. .........      20,200,800
                                             --------------
                                                 59,624,167
                                             --------------
              UTILITIES: ELECTRIC -- 5.42%
    225,900   Allegheny Energy, Inc. ......       8,182,098
    236,300   Ameren Corp. ................       9,995,490
    280,580   American Electric Power
                Company, Inc.(a)...........      12,213,647
    325,700   Cinergy Corp. ...............      10,888,151
    296,200   Consolidated Edison, Inc. ...      11,954,632
    110,000   Dominion Resources, Inc. ....       6,611,000
    165,000   Duke Energy Corp. ...........       6,477,900
    140,000   Entergy Corp. ...............       5,475,400
    305,800   Wisconsin Energy Corp. ......       6,898,848
    393,425   Xcel Energy, Inc. ...........      10,913,610
                                             --------------
                                                 89,610,776
                                             --------------
              UTILITIES: NATURAL GAS -- 0.42%
    200,000   KeySpan Corp. ...............       6,930,000
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,445,799,267)..............   1,583,049,512
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.18%
  3,040,045   Merrimac Cash Fund -- Premium
                Class(b)
                (Cost $3,040,045)..........       3,040,045
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 2.48%
$   193,000   Abbott Laboratories, 1.78%,
                01/11/02...................         192,904
  6,200,000   DaimlerChrysler NA, 2.75%,
                01/07/02...................       6,197,158
  9,000,000   DaimlerChrysler NA, 2.55%,
                01/24/02...................       8,985,337
  6,105,000   Delphi Auto Systems Corp.,
                2.85%, 01/11/02............       6,100,167
    580,000   Dominion Resources, Inc.,
                2.65%, 01/16/02............         579,360
  9,300,000   Progress Energy, Inc., 3.00%,
                01/04/02...................       9,297,675
  5,947,000   Sprint Corp., 2.72%,
                01/14/02...................       5,941,159
  3,680,000   Verizon Global Funding Corp.,
                1.85%, 01/02/02............       3,679,811
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $40,973,571)...........      40,973,571
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 2.39%
$ 3,454,597   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...  $    3,454,597
 15,891,146   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      15,891,146
  5,791,033   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       5,791,033
  2,072,758   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       2,072,758
  3,454,597   BNP Paribas, 1.84%,
                01/09/02(b)................       3,454,597
  4,145,516   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       4,145,516
  3,996,436   Fleet National Bank, 1.95%,
                01/02/02(b)................       3,996,436
    690,919   Royal Bank of Canada, 1.69%,
                01/07/02(b)................         690,919
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $39,497,002)...........      39,497,002
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.72%
 16,272,985   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......      16,272,985
  1,122,758   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,122,758
  2,763,678   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       2,763,678
 10,363,791   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......      10,363,791
  2,072,758   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       2,072,758
 12,318,388   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......      12,318,388
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES
              (Cost $44,914,358)...........      44,914,358
                                             --------------
              TOTAL SECURITIES
              (Cost $1,574,224,243)........   1,711,474,488
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE
                AGREEMENTS -- 2.55%
$10,000,000   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 1.98%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,001,100,
                (Collateralized by Norsk
                Hydro, 7.15%, due 01/15/29,
                with a value of $2,455,049,
                H.J. Heinz Company, 6.625%,
                due 07/15/11, with a value
                of $1,438,893, Equitable
                Life Assurance Company,
                6.95%, due 12/01/05, with a
                value of $2,433,263,
                Bankers Trust Corp.,
                7.125%, due 03/15/06, with
                a value of $2,587,376, and
                Bank of America Corp.,
                7.80%, due 02/15/10, with a
                value of $2,371,513)(b)....  $   10,000,000
 32,253,357   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $32,255,865 (Collateralized
                by Freddie Mac, 2.61%, due
                04/15/28, with a value of
                $25,029,000 and Fannie Mae,
                7.625%, due 05/01/10, with
                a value of $8,837,025).....      32,253,357
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $42,253,357)...........      42,253,357
                                             --------------
              Total Investments -- 106.05%
              (Cost $1,616,477,600)........   1,753,727,845
              Liabilities less other
                assets -- (6.05)%..........    (100,025,799)
                                             --------------
              NET ASSETS -- 100.00%........  $1,653,702,046
                                             ==============

The aggregate cost of securities for federal income tax
purposes at December 31, 2001 is $1,588,544,599.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $177,967,008
    Gross unrealized depreciation..........   (55,037,119)
                                             ------------
    Net unrealized appreciation............  $122,929,889
                                             ============

(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate based on Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipts

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 99.52%
              ADVERTISING -- 0.10%
     16,600   Interpublic Group of
                Companies, Inc. ...........  $      490,364
      4,850   Omnicom Group, Inc. .........         433,347
                                             --------------
                                                    923,711
                                             --------------
              AEROSPACE -- 1.68%
     39,850   Boeing Company...............       1,545,383
      9,450   General Dynamics Corp. ......         752,598
      4,100   Goodrich Corp. ..............         109,142
     19,900   Lockheed Martin Corp. .......         928,733
      3,700   Northrop Grumman Corp.(a)....         372,997
     15,700   Raytheon Company(a)..........         509,779
    186,900   United Technologies Corp. ...      12,079,347
                                             --------------
                                                 16,297,979
                                             --------------
              AGRICULTURAL EQUIPMENT -- 0.05%
     10,600   Deere & Company..............         462,796
                                             --------------
              AIRLINES -- 0.63%
    228,900   AMR Corp.(c).................       5,074,713
     11,950   Delta Air Lines, Inc. .......         349,657
     35,900   Southwest Airlines Company,
                Inc. ......................         663,432
                                             --------------
                                                  6,087,802
                                             --------------
              APPAREL -- 0.03%
      2,800   Liz Claiborne, Inc. .........         139,300
      4,550   V. F. Corp. .................         177,495
                                             --------------
                                                    316,795
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.22%
      8,500   AutoZone, Inc.(a)(c).........         610,300
      4,900   Dana Corp. ..................          68,012
     27,400   Delphi Automotive Systems
                Corp. .....................         374,284
      7,500   Genuine Parts Company........         275,250
      3,700   Johnson Controls, Inc. ......         298,775
     12,450   TRW, Inc. ...................         461,148
      3,650   Visteon Corp. ...............          54,896
                                             --------------
                                                  2,142,665
                                             --------------
              BANKS -- 5.67%
     17,600   AmSouth Bancorp..............         332,640
    267,591   Bank of America Corp. .......      16,844,853
     33,100   Bank of New York Company,
                Inc. ......................       1,350,480
     52,700   Bank One Corp. ..............       2,057,935
     21,350   BB&T Corp. ..................         770,949
     16,170   Charter One Financial,
                Inc. ......................         439,016

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
      8,200   Comerica, Inc. ..............  $      469,860
     26,300   Fifth Third Bancorp..........       1,612,979
    178,578   FleetBoston Financial
                Corp. .....................       6,518,097
      7,750   Golden West Financial
                Corp. .....................         456,088
     10,700   Huntington Bancshares,
                Inc. ......................         183,933
     94,750   J.P. Morgan Chase &
                Company....................       3,444,163
     18,700   KeyCorp. ....................         455,158
     21,400   Mellon Financial Corp. ......         805,068
     28,400   National City Corp. .........         830,416
     10,300   Northern Trust Corp. ........         620,266
     69,300   PNC Financial Services
                Group......................       3,894,660
     10,800   Regions Financial Corp. .....         324,432
     23,750   SouthTrust Corp. ............         585,912
     14,800   State Street Corp. ..........         773,300
     13,600   SunTrust Banks, Inc. ........         852,720
     13,100   Synovus Financial Corp. .....         328,155
     11,200   Union Planters Corp. ........         505,456
     83,700   U.S. Bancorp.................       1,751,841
     64,850   Wachovia Corp. ..............       2,033,696
     40,450   Washington Mutual, Inc. .....       1,322,715
    118,950   Wells Fargo & Company........       5,168,378
      4,200   Zions Bancorporation.........         220,836
                                             --------------
                                                 54,954,002
                                             --------------
              BROADCAST SERVICES/MEDIA -- 4.56%
    748,974   AOL Time Warner, Inc.(c).....      24,042,065
     43,300   Comcast Corp. -- Class
                A(c).......................       1,558,800
     11,900   Gannett Company, Inc. .......         800,037
      8,700   McGraw-Hill Companies,
                Inc. ......................         530,526
      2,800   Meredith Corp. ..............          99,820
     10,550   Univision Communications,
                Inc. -- Class A(c).........         426,853
    332,800   Viacom, Inc. -- Class
                B(a)(c)....................      14,693,120
     97,550   Walt Disney Company..........       2,021,236
                                             --------------
                                                 44,172,457
                                             --------------
              BUILDING MATERIALS -- 0.08%
     21,700   Masco Corp. .................         531,650
      4,100   Vulcan Materials Company.....         196,554
                                             --------------
                                                    728,204
                                             --------------
              BUSINESS SERVICES -- 0.31%
      8,000   Convergys Corp.(c)...........         299,920
      6,300   Ecolab, Inc. ................         253,575
     17,700   First Data Corp. ............       1,388,565
     14,850   Fiserv, Inc.(c)..............         628,452

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
      4,800   Robert Half International,
                Inc.(c)....................  $      128,160
      7,300   TMP Worldwide, Inc.(a).......         313,170
                                             --------------
                                                  3,011,842
                                             --------------
              CHEMICALS -- 1.73%
     10,900   Air Products and Chemicals,
                Inc. ......................         511,319
      4,200   Ashland, Inc. ...............         193,536
     21,500   Dow Chemical Company.........         726,270
      3,500   Eastman Chemical Company.....         136,570
    231,100   E. I. du Pont de Nemours and
                Company....................       9,824,061
      5,900   Engelhard Corp. .............         163,312
      3,500   International Flavors &
                Fragrances, Inc. ..........         103,985
     84,400   PPG Industries, Inc. ........       4,365,168
      7,700   Praxair, Inc. ...............         425,425
     10,200   Rohm and Haas Company........         353,226
                                             --------------
                                                 16,802,872
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.21%
     12,500   Apple Computer, Inc.(c)......         273,750
      4,900   Avery Dennison Corp. ........         276,997
    982,719   Compaq Computer Corp. .......       9,591,337
    230,450   Dell Computer Corp.(c).......       6,263,631
    102,950   EMC Corp.(c).................       1,383,648
    953,985   Gateway, Inc.(c).............       7,670,039
     89,650   Hewlett-Packard Company......       1,841,411
     80,300   International Business
                Machines Corp. ............       9,713,088
      4,100   Lexmark International,
                Inc.(c)....................         241,900
     27,350   Network Appliance, Inc.(c)...         598,145
     11,100   Pitney Bowes, Inc. ..........         417,471
    150,350   Sun Microsystems, Inc.(c)....       1,849,305
     63,800   Xerox Corp.(a)...............         664,796
                                             --------------
                                                 40,785,518
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 7.58%
      5,500   Autodesk, Inc. ..............         204,985
     28,200   Automatic Data Processing,
                Inc. ......................       1,660,980
     10,900   BMC Software, Inc.(c)........         178,433
    781,651   Cisco Systems, Inc.(c).......      14,155,700
      7,900   Citrix Systems, Inc.(a)(c)...         179,014
     52,000   Computer Associates
                International, Inc. .......       1,793,480
      7,200   Computer Sciences Corp.(c)...         352,656

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     36,700   Compuware Corp.(c)...........  $      432,693
     20,600   Electronic Data Systems
                Corp. .....................       1,412,130
      6,400   Intuit, Inc.(c)..............         273,664
      3,350   Mercury Interactive
                Corp.(c)...................         113,833
    512,200   Microsoft Corp.(c)...........      33,933,250
      3,800   NCR Corp.(c).................         140,068
     78,750   Nortel Networks Corp.(a).....         590,625
      6,250   NVIDIA Corp.(c)..............         418,125
    257,450   Oracle Corp.(c)..............       3,555,385
     10,900   Parametric Technology
                Corp.(c)...................          85,129
     13,200   PeopleSoft, Inc.(c)..........         530,640
     21,100   Siebel Systems, Inc.(c)......         590,378
     15,000   Unisys Corp.(c)..............         188,100
    282,757   Veritas Software
                Corp.(a)(c)................      12,675,996
                                             --------------
                                                 73,465,264
                                             --------------
              CONSUMER GOODS AND SERVICES -- 9.65%
      2,300   Alberto-Culver Company --
                Class B(a).................         102,902
      4,600   American Greetings Corp. --
                Class A(a).................          63,388
     10,700   Avon Products, Inc. .........         497,550
     16,100   Brunswick Corp. .............         350,336
    917,640   Cendant Corp.(a)(c)..........      17,994,920
      6,550   Cintas Corp.(a)..............         314,400
    358,150   Clorox Company...............      14,164,832
     25,600   Colgate-Palmolive Company....       1,478,400
     14,000   Eastman Kodak Company(a).....         412,020
      6,700   Fortune Brands, Inc. ........         265,253
    702,950   General Electric Company.....      28,174,236
    480,100   Gillette Company.............      16,035,340
     24,450   Kimberly-Clark Corp. ........       1,462,110
      8,400   Leggett & Platt, Inc. .......         193,200
     10,750   Maytag Corp. ................         333,572
     13,500   Newell Rubbermaid, Inc. .....         372,195
      8,050   Pactiv Corp.(c)..............         142,887
    110,050   Procter & Gamble Company.....       8,708,257
      9,900   Sabre Holdings Corp.(c)......         419,265
      7,300   Sherwin-Williams Company.....         200,750
     26,000   Unilever N.V. (ADR)..........       1,497,860
      4,500   Whirlpool Corp. .............         329,985
                                             --------------
                                                 93,513,658
                                             --------------
              DISTRIBUTOR -- 0.02%
      4,700   W.W. Grainger, Inc. .........         225,600
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 1.86%
     28,350   Agilent Technologies,
                Inc.(c)....................  $      808,258
    158,400   Emerson Electric Company.....       9,044,640
      7,900   Molex, Inc. .................         244,505
      9,300   Rockwell Collins, Inc. ......         181,350
     15,700   Sanmina -- SCI Corp.(c)......         312,430
    650,800   Solectron Corp.(a)(c)........       7,341,024
      4,300   Tektronix, Inc.(c)...........         110,854
                                             --------------
                                                 18,043,061
                                             --------------
              ENGINEERING -- 0.02%
      3,800   Flour Corp. .................         142,120
      4,500   McDermott International,
                Inc.(c)....................          55,215
                                             --------------
                                                    197,335
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.08%
     15,900   Allied Waste Industries,
                Inc.(c)....................         223,554
     16,000   Waste Management, Inc. ......         510,560
                                             --------------
                                                    734,114
                                             --------------
              FINANCIAL SERVICES -- 5.06%
     58,500   American Express Company.....       2,087,865
      7,600   Bear Stearns Companies,
                Inc. ......................         445,664
     12,750   Capital One Financial
                Corp. .....................         687,862
    340,950   Citigroup, Inc. .............      17,211,156
     22,800   Concord EFS, Inc.(a)(c)......         747,384
      6,400   Deluxe Corp. ................         266,112
      6,400   Equifax, Inc. ...............         154,560
     84,700   Fannie Mae...................       6,733,650
     12,600   Franklin Resources, Inc. ....         444,402
    156,469   Freddie Mac..................      10,233,073
      8,000   H & R Block, Inc. ...........         357,600
     31,650   Household International,
                Inc. ......................       1,833,801
     11,250   Lehman Brothers Holding,
                Inc. ......................         751,500
     37,900   MBNA Corp. ..................       1,334,080
     57,900   Merrill Lynch & Company,
                Inc.(a)....................       3,017,748
     12,300   Moody's Corp. ...............         490,278
     62,550   Schwab (Charles) Corp. ......         967,649
     10,200   Stilwell Financial, Inc. ....         277,644
     10,700   T. Rowe Price Group, Inc. ...         371,611
      7,250   USA Education, Inc. .........         609,145
                                             --------------
                                                 49,022,784
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE -- 6.11%
      2,000   Adolph Coors Company -- Class
                B..........................   $     106,800
     19,350   Albertson's, Inc. ...........         609,332

     41,700   Anheuser-Busch Companies,
                Inc. ......................       1,885,257
     39,655   Archer-Daniels-Midland
                Company....................         569,049
      3,000   Brown-Forman Corp. -- Class
                B..........................         187,800
     19,350   Campbell Soup Company........         577,985
    536,000   Coca-Cola Company............      25,272,400
     17,100   Coca-Cola Enterprises,
                Inc. ......................         323,874
     25,400   ConAgra Foods, Inc. .........         603,758
     13,550   General Mills, Inc. .........         704,736
      6,600   Hershey Foods Corp. .........         446,820
      9,000   H.J. Heinz Company...........         370,080
     37,250   Kellogg Company..............       1,121,225
     13,600   Pepsi Bottling Group,
                Inc. ......................         319,600
     81,200   PepsiCo, Inc. ...............       3,953,628
    307,900   Philip Morris Companies,
                Inc. ......................      14,117,215
     35,800   Sara Lee Corp. ..............         795,834
     31,300   SYSCO Corp. .................         820,686
     13,300   UST, Inc. ...................         465,500
    114,900   Wm. Wrigley Jr. Company......       5,902,413
                                             --------------
                                                 59,153,992
                                             --------------
              INSURANCE -- 5.08%
        200   Aetna, Inc. .................           6,598
    459,800   AFLAC, Inc. .................      11,292,688
     34,300   Allstate Corp. ..............       1,155,910
      8,600   Ambac Financial Group,
                Inc. ......................         497,596
    309,885   American International Group,
                Inc. ......................      24,604,869
     11,300   Aon Corp. ...................         401,376
      7,900   Chubb Corp. .................         545,100
      7,200   CIGNA Corp. .................         667,080
     12,900   Cincinnati Financial
                Corp. .....................         492,135
      6,200   Hartford Financial Services
                Group, Inc. ...............         389,546
      7,400   Jefferson-Pilot Corp. .......         342,398
     23,450   John Hancock Financial
                Services, Inc. ............         968,485
     12,800   Lincoln National Corp. ......         621,696
     13,050   Loews Corp. .................         722,709
     12,800   Marsh & McLennan Companies,
                Inc. ......................       1,375,360
     11,700   MBIA, Inc. ..................         627,471

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
     48,450   MetLife, Inc.(a).............  $    1,534,896
      2,850   MGIC Investment Corp. .......         175,902
      6,800   Progressive Corp. ...........       1,015,240
      6,400   SAFECO Corp. ................         199,360
     10,100   St. Paul Companies, Inc. ....         444,097
      5,650   Torchmark Corp. .............         222,214
     11,600   UnumProvident Corp. .........         307,516
      6,400   XL Capital, Ltd. -- Class
                A..........................         584,704
                                             --------------
                                                 49,194,946
                                             --------------
              INTERNET SERVICES -- 0.05%
     27,300   Yahoo!, Inc.(a)(c)...........         484,302
                                             --------------
              LEISURE AND RECREATION -- 0.26%
     51,450   Carnival Corp.(a)............       1,444,716
      5,200   Harrah's Entertainment,
                Inc.(c)....................         192,452
     16,600   Hilton Hotels Corp. .........         181,272
     11,400   Marriott International,
                Inc. -- Class A............         463,410
      8,500   Starwood Hotels & Resorts
                Worldwide, Inc. ...........         253,725
                                             --------------
                                                  2,535,575
                                             --------------
              MACHINERY AND OTHER PRODUCTS -- 0.10%
      8,200   Caterpillar, Inc. ...........         428,450
      5,950   Dover Corp. .................         220,567
      6,900   Ingersoll-Rand Company.......         288,489
                                             --------------
                                                    937,506
                                             --------------
              MANUFACTURING -- 2.48%
      1,450   Ball Corp. ..................         102,515
      2,300   Bemis Company, Inc. .........         113,114
      7,050   Cooper Industries, Inc. .....         246,186
      3,300   Crane Company................          84,612
      6,200   Danaher Corp.(a).............         373,922
      5,600   Eaton Corp. .................         416,696
     20,300   Honeywell International,
                Inc. ......................         686,546
    202,400   Illinois Tool Works, Inc. ...      13,706,528
      3,950   ITT Industries, Inc. ........         199,475
     18,600   Minnesota Mining and
                Manufacturing Company......       2,198,706
      5,600   Parker-Hannifin Corp. .......         257,096
      4,400   Sealed Air Corp.(a)(c).......         179,608
      6,300   Textron, Inc. ...............         261,198
     88,650   Tyco International, Ltd. ....       5,221,485
                                             --------------
                                                 24,047,687
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 0.68%
     25,000   HCA, Inc. ...................  $      963,500
     12,200   Health Management Associates,
                Inc. -- Class A(a)(c)......         224,480
     30,500   HEALTHSOUTH Corp.(c).........         452,010
      4,900   Humana, Inc.(c)..............          57,771
     37,200   Immunex Corp.(c).............       1,030,812
      9,400   Manor Care, Inc.(c)..........         222,874
     12,300   McKesson HBOC, Inc. .........         460,020
     15,150   Tenet Healthcare Corp.(c)....         889,608
     27,650   UnitedHealth Group, Inc. ....       1,956,790
      2,850   Wellpoint Health Networks,
                Inc.(c)....................         333,023
                                             --------------
                                                  6,590,888
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.79%
      5,050   Bausch & Lomb, Inc. .........         190,183
     14,800   Baxter International,
                Inc. ......................         793,724
     11,500   Becton, Dickinson &
                Company....................         381,225
     19,150   Biomet, Inc. ................         591,735
     11,900   Boston Scientific Corp.(c)...         287,028
      8,100   Chiron Corp.(c)..............         355,104
      2,500   C.R. Bard, Inc. .............         161,250
      9,600   Genzyme Corp.(c).............         574,656
    213,500   Guidant Corp.(c).............      10,632,300
    139,000   Johnson & Johnson............       8,214,900
    448,057   Medtronic, Inc.(a)...........      22,944,999
      6,750   St. Jude Medical, Inc.(c)....         524,137
      9,000   Stryker Corp. ...............         525,330
      8,760   Zimmer Holdings, Inc.(c).....         267,530
                                             --------------
                                                 46,444,101
                                             --------------
              METALS AND MINING -- 0.52%
     14,150   Alcan, Inc. .................         508,409
     87,350   Alcoa, Inc. .................       3,105,292
      2,600   Allegheny Technologies,
                Inc. ......................          43,550
     26,531   Barrick Gold Corp.(a)........         423,169
     15,500   Freeport-McMoRan Copper &
                Gold, Inc. -- Class
                B(a)(c)....................         207,545
      8,800   Inco, Ltd.(c)................         149,072
      8,550   Newmont Mining Corp.(a)......         163,391
      4,300   Nucor Corp. .................         227,728
     14,600   Placer Dome, Inc. ...........         159,286
      5,600   Worthington Industries,
                Inc. ......................          79,520
                                             --------------
                                                  5,066,962
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MOTOR VEHICLES -- 0.38%
     86,300   Ford Motor Company...........  $    1,356,636
     25,450   General Motors Corp. ........       1,236,870
     14,000   Harley-Davidson, Inc.(a).....         760,340
      3,100   Navistar International
                Corp. .....................         122,450
      3,400   PACCAR, Inc. ................         223,108
                                             --------------
                                                  3,699,404
                                             --------------
              OIL, COAL AND GAS -- 6.14%
      4,150   Amerada Hess Corp. ..........         259,375
     11,500   Anadarko Petroleum Corp. ....         653,775
     15,100   Baker Hughes, Inc. ..........         550,697
     10,200   Burlington Resources,
                Inc. ......................         382,908
     49,196   ChevronTexaco Corp. .........       4,408,454
    735,817   Conoco, Inc. ................      20,823,621
      5,500   Devon Energy Corp. ..........         212,575
      2,700   EOG Resources, Inc.(a).......         105,597
    633,550   Exxon Mobil Corp. ...........      24,898,515
      5,450   Noble Drilling Corp.(c)......         185,518
     17,300   Occidental Petroleum
                Corp. .....................         458,969
     25,790   Phillips Petroleum Company...       1,554,105
      4,900   Rowan Companies, Inc.(c).....          94,913
     57,900   Royal Dutch Petroleum
                Company....................       2,838,258
      8,700   Sunoco, Inc. ................         324,858
     14,900   Transocean Sedco Forex,
                Inc. ......................         503,918
     10,800   Unocal Corp. ................         389,556
     26,900   USX-Marathon Group...........         807,000
                                             --------------
                                                 59,452,612
                                             --------------
              OIL AND GAS: PIPELINES -- 0.13%
     12,950   El Paso Corp. ...............         577,699
      5,600   Kinder Morgan, Inc. .........         311,864
     12,700   Williams Companies, Inc. ....         324,104
                                             --------------
                                                  1,213,667
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.24%
      2,800   Boise Cascade Corp. .........          95,228
      9,700   Georgia-Pacific Corp.(a).....         267,817
     22,350   International Paper
                Company....................         901,822
      5,200   Mead Corp. ..................         160,628
      2,500   Temple-Inland, Inc. .........         141,825
      9,400   Weyerhaeuser Company.........         508,352
      5,000   Willamette Industries,
                Inc. ......................         260,600
                                             --------------
                                                  2,336,272
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 7.86%
     69,300   Abbott Laboratories..........  $    3,863,475
      5,800   Allergan, Inc.(a)............         435,290
      5,100   AmerisourceBergen Corp. .....         324,105
     11,550   Cardinal Health, Inc. .......         746,823
    219,100   Eli Lilly & Company..........      17,208,114
      8,200   Forest Laboratories,
                Inc.(c)....................         671,990
      9,900   King Pharmaceuticals,
                Inc.(c)....................         417,087
     57,450   Merck & Company, Inc. .......       3,378,060
    836,653   Pfizer, Inc. ................      33,340,622
    369,801   Pharmacia Corp. .............      15,772,013
                                             --------------
                                                 76,157,579
                                             --------------
              PUBLISHING -- 0.12%
      2,800   Dow Jones & Company,
                Inc.(a)....................         153,244
      7,400   New York Times Company --
                Class A....................         320,050
      4,950   R.R. Donnelley and Sons
                Company....................         146,966
     13,400   Tribune Company..............         501,562
                                             --------------
                                                  1,121,822
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.10%
     20,000   Equity Office Properties
                Trust......................         601,600
     11,900   Equity Residential Properties
                Trust......................         341,649
                                             --------------
                                                    943,249
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.72%
     60,600   Standard & Poor's Depository
                Receipts Trust Series 1....       6,922,338
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.87%
     49,600   Amgen, Inc.(c)...............       2,799,424
      6,400   Biogen, Inc.(c)..............         367,040
     72,607   Gilead Sciences,
                Inc.(a)(c).................       4,771,732
      9,300   MedImmune, Inc.(c)...........         431,055
      5,300   Quintiles Transnational
                Corp.(c)...................          85,224
                                             --------------
                                                  8,454,475
                                             --------------
              RETAIL -- 3.95%
     14,100   Bed Bath & Beyond, Inc.(c)...         477,990
     17,950   Best Buy Company, Inc.(c)....       1,336,916
     15,950   Circuit City
                Stores -- Circuit City
                Group(a)...................         413,902
     20,700   Costco Wholesale Corp.(c)....         918,666
      6,800   Dillard's, Inc. -- Class A...         108,800
      7,950   Family Dollar Stores.........         238,341

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      8,900   Federated Department Stores,
                Inc.(c)....................  $      364,010
    203,700   Home Depot, Inc. ............      10,390,737
     23,750   J.C. Penney Company,
                Inc.(a)....................         638,875
     15,800   Kohl's Corp.(c)..............       1,112,952
     67,150   Lowe's Companies, Inc. ......       3,116,431
     13,250   May Department Stores
                Company....................         489,985
     12,900   Nike, Inc. -- Class B........         725,496
     30,800   Office Depot, Inc.(c)........         571,032
     14,900   RadioShack Corp. ............         448,490
      3,200   Reebok International
                Ltd.(a)(c).................          84,800
     12,800   Safeway, Inc.(c).............         534,400
     15,350   Sears, Roebuck &
                Company(a).................         731,274
     20,300   Staples, Inc.(c).............         379,610
     22,000   Target Corp. ................         903,100
     39,500   The Gap, Inc. ...............         550,630
     20,700   The Limited, Inc. ...........         304,704
      6,650   Tiffany & Company............         209,275
     13,300   TJX Companies, Inc. .........         530,138
     25,950   Walgreen Company.............         873,477
    205,700   Wal-Mart Stores, Inc. .......      11,838,035
                                             --------------
                                                 38,292,066
                                             --------------
              RETAIL: RESTAURANTS -- 2.07%
      5,000   Darden Restaurants, Inc. ....         177,000
    720,333   McDonald's Corp. ............      19,067,215
     18,800   Starbucks Corp.(c)...........         358,140
      6,500   Tricon Global Restaurants,
                Inc.(c)....................         319,800
      5,500   Wendy's International,
                Inc. ......................         160,435
                                             --------------
                                                 20,082,590
                                             --------------
              RETAIL: SUPERMARKET -- 0.03%
     12,000   SUPERVALU, Inc. .............         265,440
                                             --------------
              RUBBER PRODUCTS -- 0.05%
     18,300   Cooper Tire & Rubber
                Company....................         292,068
      7,300   Goodyear Tire & Rubber
                Company....................         173,813
                                             --------------
                                                    465,881
                                             --------------
              SCIENTIFIC INSTRUMENTS -- 0.06%
     10,300   Applied Biosystems Group --
                Applera Corp. .............         404,481
      8,800   Thermo Electron Corp. .......         209,968
                                             --------------
                                                    614,449
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 4.17%
     14,450   Advanced Micro Devices,
                Inc.(c)....................  $      229,177
     11,050   Altera Corp.(c)..............         234,481
     16,900   Analog Devices, Inc.(c)......         750,191
     11,950   Broadcom Corp. -- Class
                A(c).......................         488,397
    656,375   Intel Corp. .................      20,642,994
      6,700   KLA-Tencor Corp.(a)(c).......         332,052
     27,900   Linear Technology Corp.(c)...       1,089,216
     10,300   LSI Logic Corp.(a)(c)........         162,534
     26,400   Maxim Integrated Products,
                Inc.(c)....................       1,386,264
     12,650   National Semiconductor
                Corp.(c)...................         389,494
     12,750   PMC-Sierra, Inc.(a)(c).......         271,065
      3,900   QLogic Corp.(a)(c)...........         173,589
      8,900   Teradyne, Inc.(c)............         268,246
    253,500   Texas Instruments, Inc. .....       7,098,000
    175,550   Xilinx, Inc.(c)..............       6,855,228
                                             --------------
                                                 40,370,928
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT &
              SERVICES -- 6.67%
     26,150   ALLTEL Corp. ................       1,614,239
      5,000   Andrew Corp.(c)..............         109,450
    237,950   AT&T Corp. ..................       4,316,413
    899,250   AT&T Wireless Services,
                Inc.(a)(c).................      12,922,223
     85,550   BellSouth Corp. .............       3,263,732
      6,400   CenturyTel, Inc. ............         209,920
      7,700   Comverse Technology,
                Inc.(c)....................         172,249
     40,600   Corning, Inc.(a).............         362,152
     62,000   JDS Uniphase Corp.(c)........         541,260
     86,300   Lucent Technologies,
                Inc.(a)....................         542,827
    359,000   Motorola, Inc. ..............       5,392,180
     19,350   QUALCOMM, Inc.(c)............         977,175
    482,950   SBC Communications, Inc. ....      18,917,152
      8,100   Scientific-Atlanta, Inc. ....         193,914
    551,300   Sprint Corp. (FON Group).....      11,070,104
     24,200   Sprint Corp. (PCS
                Group)(a)(c)...............         590,722
     11,900   Tellabs, Inc.(c).............         178,024
     68,450   Verizon Communications,
                Inc. ......................       3,248,637
                                             --------------
                                                 64,622,373
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TOOLS -- 0.04%
      3,500   Black & Decker Corp. ........  $      132,055
      1,800   Snap-on, Inc. ...............          60,588
      3,650   Stanley Works................         169,981
                                             --------------
                                                    362,624
                                             --------------
              TOYS -- 0.05%
     11,300   Hasbro, Inc. ................         183,399
     18,900   Mattel, Inc. ................         325,080
                                             --------------
                                                    508,479
                                             --------------
              TRANSPORTATION -- 0.20%
     18,400   Burlington Northern Santa Fe
                Corp. .....................         524,952
      9,700   CSX Corp. ...................         339,985
     19,200   Norfolk Southern Corp. ......         351,936
     12,000   Union Pacific Corp.(a).......         684,000
                                             --------------
                                                  1,900,873
                                             --------------
              TRANSPORTATION: FREIGHT -- 0.57%
     14,500   FedEx Corp.(c)...............         752,260
     87,800   United Parcel Service,
                Inc. -- Class B............       4,785,100
                                             --------------
                                                  5,537,360
                                             --------------
              UTILITIES -- 1.49%
      9,400   Allegheny Energy, Inc. ......         340,468
      6,850   Ameren Corp. ................         289,755
     14,900   American Electric Power
                Company, Inc. .............         648,597
      7,400   Cinergy Corp. ...............         247,382
      9,100   CMS Energy Corp. ............         218,673
     10,250   Consolidated Edison, Inc. ...         413,690
     16,300   Constellation Energy Group,
                Inc. ......................         432,765
      7,850   DTE Energy Company. .........         329,229
     16,300   Dominion Resources, Inc. ....         979,630
     35,850   Duke Energy Corp. ...........       1,407,471
     13,200   Entergy Corp. ...............         516,252
     15,350   Exelon Corp. ................         734,958
     25,300   FirstEnergy Corp.(a).........         884,994
     10,350   FPL Group, Inc. .............         583,740
      8,300   KeySpan Corp. ...............         287,595
     24,950   Mirant Corp.(c)..............         399,699
      8,900   Niagara Mohawk Holdings,
                Inc.(a)(c).................         157,797

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES (CONTINUED)
      3,650   NICOR, Inc. .................   $     151,986
     15,600   NiSource, Inc. ..............         359,736
      1,700   Peoples Energy Corp. ........          64,481
     10,500   PG&E Corp. ..................         202,020
      7,100   Pinnacle West Capital
                Corp. .....................         297,135
      6,600   PPL Corp. ...................         230,010
     14,900   Progress Energy, Inc. .......         670,947
      9,150   Public Service Enterprise
                Group, Inc. ...............         386,039
     18,550   Reliant Energy, Inc. ........         491,946
     19,700   Sempra Energy................         483,635
     32,400   Southern Company.............         821,340
      7,200   Teco Energy, Inc. ...........         188,928
     11,700   TXU Corp. ...................         551,655
     23,500   Xcel Energy, Inc. ...........         651,890
                                             --------------
                                                 14,424,443
                                             --------------
              TOTAL COMMON STOCK
              (Cost $970,797,019)..........     964,093,342
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.22%
  2,101,581   Merrimac Cash Fund -- Premium
                Class(b)
                (Cost $2,101,581)..........       2,101,581
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 2.91%
$ 2,388,160   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       2,388,160
 10,985,538   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      10,985,538
  5,731,585   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       5,731,585
  1,432,896   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       1,432,896
  2,388,160   BNP Paribas, 1.84%,
                01/09/02(b)................       2,388,160
  2,865,793   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       2,865,793
  1,959,143   Fleet National Bank, 1.95%,
                01/02/02(b)................       1,959,143
    477,632   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................         477,632
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $28,228,907)...........      28,228,907
                                             --------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES -- 3.82%
$11,940,802   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......  $   11,940,802
  3,503,352   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................       3,503,352
  1,532,899   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,532,899
  1,910,528   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       1,910,528
  7,164,481   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......       7,164,481
  1,432,896   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......       1,432,896
  9,552,642   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......       9,552,642
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $37,037,600).....      37,037,600
                                             --------------
              TOTAL SECURITIES
              (Cost $1,038,165,107)........   1,031,461,430
                                             --------------
              REPURCHASE AGREEMENT -- 1.06%
 10,256,447   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,257,244 (Collateralized
                by Fannie Mae, 6.00%, due
                09/25/22, with a value of
                $10,769,269)
                (Cost $10,256,447)               10,256,447
                                             --------------
              Total Investments -- 107.53%
              (Cost $1,048,421,554)........   1,041,717,877
              Liabilities less other
              assets -- (7.53)%............     (72,952,110)
                                             --------------
              NET ASSETS -- 100.00%........  $  968,765,767
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $1,067,829,963.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 15,959,421
    Gross unrealized depreciation..........   (52,327,954)
                                             ------------
    Net unrealized depreciation............  $(36,368,533)
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c)  Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate.
    The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 96.93%
              AEROSPACE AND DEFENSE -- 3.27%
    222,280   General Dynamics Corp. ......  $   17,702,379
    403,122   Lockheed Martin Corp. .......      18,813,704
     58,500   United Technologies Corp. ...       3,780,855
                                             --------------
                                                 40,296,938
                                             --------------
              AIRLINES -- 0.68%
    454,058   Southwest Airlines Company...       8,390,992
                                             --------------
              AUTOMOBILES -- 0.81%
    284,400   Bayerische Motoren Werke
                AG(c)......................       9,921,721
                                             --------------
              BROADCAST SERVICES/MEDIA -- 2.48%
    574,366   AOL Time Warner, Inc.(c).....      18,437,149
    258,848   Charter Communications,
                Inc. -- Class A(a)(c)......       4,252,873
     94,000   Comcast Corp. -- Class
                A(c).......................       3,384,000
     53,540   Gemstar -- TV Guide
                International,
                Inc.(a)(c).................       1,483,058
     66,254   Viacom, Inc. -- Class B(c)...       2,925,114
                                             --------------
                                                 30,482,194
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.51%
    312,192   Dell Computer Corp.(c).......       8,485,379
    295,400   EMC Corp.(c).................       3,970,176
    324,424   International Business
                Machines Corp. ............      39,242,327
    309,000   Sun Microsystems, Inc.(c)....       3,800,700
                                             --------------
                                                 55,498,582
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 12.31%
     86,500   Check Point Software
                Technologies, Ltd.(a)(c)...       3,450,485
  1,934,296   Cisco Systems, Inc.(c).......      35,030,101
     67,200   Electronic Arts, Inc.(c).....       4,028,640
     70,000   Electronic Data Systems
                Corp. .....................       4,798,500
  1,194,663   Microsoft Corp.(c)...........      79,146,424
    525,583   Oracle Corp.(c)..............       7,258,301
    175,000   Siebel Systems, Inc.(a)(c)...       4,896,500
     85,016   VeriSign, Inc.(a)(c).........       3,234,009
    218,000   VERITAS Software Corp.(c)....       9,772,940
                                             --------------
                                                151,615,900
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.62%
     22,200   Avon Products, Inc. .........       1,032,300
     78,600   Cendant Corp.(a)(c)..........       1,541,346
     76,100   Clorox Company...............       3,009,755
    226,000   Colgate-Palmolive Company....      13,051,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
     80,900   FedEx Corp.(c)...............  $    4,197,092
  1,392,885   General Electric Company.....      55,826,831
     64,300   Gillette Company.............       2,147,620
     65,000   Procter & Gamble Company.....       5,143,450
    145,000   United Parcel Service,
                Inc. -- Class B(a).........       7,902,500
                                             --------------
                                                 93,852,394
                                             --------------
              ELECTRONICS -- 0.26%
    132,857   Flextronics International,
                Ltd.(a)(c).................       3,187,239
                                             --------------
              FINANCE -- 7.32%
    507,887   Citigroup, Inc. .............      25,638,136
    347,996   Fannie Mae...................      27,665,682
     31,300   Freddie Mac..................       2,047,020
    282,985   Lehman Brothers Holdings,
                Inc. ......................      18,903,398
     38,612   Merrill Lynch & Company,
                Inc. ......................       2,012,457
    164,128   USA Education, Inc. .........      13,790,035
                                             --------------
                                                 90,056,728
                                             --------------
              FOOD AND BEVERAGE -- 5.89%
    443,049   Anheuser-Busch Companies,
                Inc. ......................      20,030,245
    157,000   Coca-Cola Company............       7,402,550
    253,900   Kraft Foods, Inc. ...........       8,640,217
    635,066   PepsiCo, Inc. ...............      30,921,363
    211,000   SYSCO Corp. .................       5,532,420
                                             --------------
                                                 72,526,795
                                             --------------
              INSURANCE -- 3.28%
    382,900   American International Group,
                Inc. ......................      30,402,260
     35,000   Marsh & McLennan Companies,
                Inc. ......................       3,760,750
     13,600   Progressive Corp. ...........       2,030,480
     57,200   Prudential Financial,
                Inc.(a)(c).................       1,898,468
     25,000   XL Capital Ltd. -- Class A...       2,284,000
                                             --------------
                                                 40,375,958
                                             --------------
              INTERNET SERVICES -- 0.24%
     44,700   eBay, Inc.(a)(c).............       2,990,430
                                             --------------
              LEISURE AND RECREATION -- 0.63%
    164,400   Four Seasons Hotels,
                Inc.(a)....................       7,687,344
                                             --------------
              MANUFACTURING -- 3.52%
    735,148   Tyco International, Ltd. ....      43,300,217
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 4.26%
     88,200   IMS Health, Inc. ............  $    1,720,782
     35,036   Laboratory Corp. of America
                Holdings(a)(c).............       2,832,661
    113,820   Quest Diagnostics, Inc.(c)...       8,162,032
    381,214   Tenet Healthcare Corp.(c)....      22,384,886
    245,672   UnitedHealth Group, Inc. ....      17,386,207
                                             --------------
                                                 52,486,568
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.27%
     22,900   Baxter International,
                Inc. ......................       1,228,127
     55,700   Boston Scientific Corp.(c)...       1,343,484
    265,416   Cytyc Corp.(a)(c)............       6,927,358
     34,300   Genzyme Corp.(c).............       2,053,198
    588,350   Johnson & Johnson............      34,771,485
     90,700   McKesson Corp. ..............       3,392,180
     54,254   Medtronic, Inc. .............       2,778,347
                                             --------------
                                                 52,494,179
                                             --------------
              OIL, COAL AND GAS -- 1.17%
     97,120   BJ Services Company(c).......       3,151,544
     57,200   EOG Resources, Inc.(a)(c)....       2,237,092
    100,013   Nabors Industries, Inc.(c)...       3,433,446
     58,000   Schlumberger, Ltd. ..........       3,187,100
     72,000   Transocean Sedco Forex,
                Inc. ......................       2,435,040
                                             --------------
                                                 14,444,222
                                             --------------
              PHARMACEUTICALS -- 12.71%
     61,000   Abbott Laboratories(c).......       3,400,750
    285,000   American Home Products
                Corp. .....................      17,487,600
     88,000   Bristol-Myers Squibb
                Company....................       4,488,000
    142,100   Eli Lilly & Company..........      11,160,534
    161,500   GlaxoSmithkline PLC (ADR)....       8,045,930
     14,300   IDEC Pharmaceuticals
                Corp.(c)...................         985,699
     49,995   King Pharmaceuticals,
                Inc.(c)....................       2,106,289
    234,000   Merck & Company, Inc. .......      13,759,200
    180,500   Millennium Pharmaceuticals,
                Inc.(a)(c).................       4,424,055
  1,572,877   Pfizer, Inc. ................      62,679,148
    441,459   Pharmacia Corp. .............      18,828,226
    252,000   Schering-Plough Corp. .......       9,024,120
                                             --------------
                                                156,389,551
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.39%
    159,158   Equity Office Properties
                Trust......................       4,787,473
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RESEARCH AND DEVELOPMENT -- 3.61%
    413,769   Amgen, Inc.(c)...............  $   23,353,122
    187,200   Genentech, Inc.(c)...........      10,155,600
     55,700   Gilead Sciences,
                Inc.(a)(c).................       3,660,604
    106,000   Human Genome Sciences,
                Inc.(a)(c).................       3,574,320
     80,000   MedImmune, Inc.(c)...........       3,708,000
                                             --------------
                                                 44,451,646
                                             --------------
              RETAIL -- 9.90%
    274,924   Costco Wholesale Corp.(c)....      12,201,127
    689,035   Home Depot, Inc.(a)..........      35,147,675
    163,900   Nike, Inc. -- Class B........       9,217,736
    611,983   Tiffany & Company............      19,259,105
    253,900   Walgreen Company.............       8,546,274
    652,318   Wal-Mart Stores, Inc. .......      37,540,901
                                             --------------
                                                121,912,818
                                             --------------
              SCIENTIFIC EQUIPMENT -- 0.53%
    168,000   Waters Corp.(c)..............       6,510,000
                                             --------------
              SEMICONDUCTORS -- 4.06%
     59,938   Applied Materials, Inc.(c)...       2,403,514
     72,200   ASML Holding N.V.(c).........       1,231,010
  1,102,200   Intel Corp. .................      34,664,190
    105,000   Maxim Integrated Products,
                Inc.(c)....................       5,513,550
     55,000   Micron Technology,
                Inc.(a)(c).................       1,705,000
     30,000   NVIDIA Corp.(a)(c)...........       2,007,000
    144,280   Taiwan Semiconductor
                Manufacturing Company, Ltd.
                (ADR)(a)(c)................       2,477,288
                                             --------------
                                                 50,001,552
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT
              AND SERVICES -- 3.21%
    230,000   Nextel Communications,
                Inc. -- Class A(a)(c)......       2,520,800
    283,000   Nokia Oyj. (ADR).............       6,941,990
    289,290   QUALCOMM, Inc.(c)............      14,609,145
    126,000   Qwest Communications
                International, Inc.........       1,780,380
    304,000   Vodafone Group PLC (ADR).....       7,806,720
    415,000   WorldCom, Inc. -- WorldCom
                Group(c)...................       5,843,200
                                             --------------
                                                 39,502,235
                                             --------------
              TOTAL COMMON STOCK
              (Cost $1,269,479,538)........   1,193,163,676
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              PREFERRED STOCK -- 0.15%
              AUTOMOBILES
      4,836   Porsche AG(c)
              (Cost $1,507,362)............  $    1,839,663
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.13%
  1,652,157   Merrimac Cash Fund -- Premium
                Class(b)
                (Cost $1,652,157)..........       1,652,157
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 1.87%
$ 1,877,450   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       1,877,450
  8,636,271   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................       8,636,271
  4,505,879   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........       4,505,879
  1,126,470   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       1,126,470
  1,877,450   BNP Paribas, 1.84%,
                01/09/02(b)................       1,877,450
  2,252,940   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       2,252,940
  2,314,202   Fleet National Bank, 1.95%,
                01/02/02(b)................       2,314,202
    375,490   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................         375,490
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $22,966,152)...........      22,966,152
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.30%
  9,387,250   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......       9,387,250
  1,808,752   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................       1,808,752
  1,376,465   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       1,376,465
  1,501,960   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       1,501,960
  5,632,350   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......       5,632,350

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 1,126,470   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......  $    1,126,470
  7,509,800   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......       7,509,800
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $28,343,047).....      28,343,047
                                             --------------
              TOTAL SECURITIES
              (Cost $1,323,948,256)........   1,247,964,695
                                             --------------
              REPURCHASE AGREEMENTS -- 3.32%
  6,857,886   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $6,858,419 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 7.011%, due
                09/01/18, with a value of
                $7,201,316)................       6,857,886
 10,122,821   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $10,123,608 (Collateralized
                by Fannie Mae, 2.888%, due
                11/25/22, with a value of
                $10,634,251)...............      10,122,821
 23,804,466   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $23,806,317 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 7.476%, due
                08/01/27, with a value of
                $2,130,270 and Fannie Mae,
                6.50%, due 05/15/31, value
                of $22,865,027)............      23,804,466
                                             --------------

              TOTAL REPURCHASE AGREEMENTS
              (Cost $40,785,173)...........      40,785,173
                                             --------------
              Total Investments -- 104.70%
              (Cost $1,364,733,429)........   1,288,749,868
              Liabilities less other
              assets -- (4.70)%............     (57,805,535)
                                             --------------
              NET ASSETS -- 100.00%........  $1,230,944,333
                                             ==============

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2001

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $1,350,411,174.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  48,710,590
    Gross unrealized depreciation.........   (151,157,069)
                                            -------------
    Net unrealized depreciation...........  $(102,446,479)
                                            =============

---------------

(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipts.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
            COMMON STOCK -- 95.92%
            AEROSPACE -- 2.24%
  13,800    Empresa Brasileira de Aeronautica
              S.A. (Embraer) (ADR)...........  $   305,394
                                               -----------
            BANKS -- 8.79%
   3,000    Bank Of New York Company,
              Inc. ..........................      122,400
   9,135    Charter One Financial, Inc. .....      248,015
   5,300    Huntington Bancshares, Inc. .....       91,107
  12,800    North Fork Bancorp., Inc. .......      409,472
   3,400    UnionBanCal Corp. ...............      129,200
   6,050    Washington Mutual, Inc. .........      197,835
                                               -----------
                                                 1,198,029
                                               -----------
            BROADCAST SERVICES/MEDIA -- 4.84%
   5,100    Cablevision Systems New York
              Group(a).......................      241,995
   8,500    Cablevision Systems Corp. --
              Rainbow Media Group(a).........      209,950
   3,400    McGraw-Hill Companies, Inc. .....      207,332
                                               -----------
                                                   659,277
                                               -----------
            COMMERCIAL SERVICES -- 7.86%
  13,500    Accenture, Ltd.(a)...............      363,420
  11,900    Acxiom Corp.(a)..................      207,893
  17,200    Cendant Corp.(a).................      337,292
   6,900    Viad Corp. ......................      163,392
                                               -----------
                                                 1,071,997
                                               -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.18%
  37,100    IKON Office Solutions, Inc. .....      433,699
                                               -----------
            CONSUMER GOODS AND SERVICES -- 3.48%
   5,100    Avon Products, Inc. .............      237,150
   5,600    Sabre Holdings Corp.(a)..........      237,160
                                               -----------
                                                   474,310
                                               -----------
            ELECTRONICS -- 3.14%
   1,200    Amphenol Corp. -- Class A(a).....       57,660
   2,100    L-3 Communications Holdings,
              Inc.(a)........................      189,000
   6,700    Molex, Inc. -- Class A...........      181,235
                                               -----------
                                                   427,895
                                               -----------
            FINANCIAL SERVICES -- 3.73%
  11,000    AmeriCredit Corp.(a).............      347,050
     800    Federated Investors,
              Inc. -- Class B................       25,504
   3,900    T. Rowe Price Group, Inc. .......      135,447
                                               -----------
                                                   508,001
                                               -----------
            INSURANCE -- 8.95%
  10,300    Aon Corp. .......................      365,856
   3,400    Everest Re Group, Ltd. ..........      240,380

 SHARES                                           VALUE
 ------                                        -----------
            COMMON STOCK (CONTINUED)
            INSURANCE (CONTINUED)
   7,300    Loews Corp. .....................  $   404,274
   8,900    Willis Group Holdings, Ltd.(a)...      209,595
                                               -----------
                                                 1,220,105
                                               -----------
            LEISURE & RECREATION -- 1.50%
   7,300    Carnival Corp. ..................      204,984
                                               -----------
            MEDICAL AND OTHER HEALTH SERVICES -- 4.48%
   4,300    Anthem, Inc.(a)..................      212,850
   3,400    Wellpoint Health Networks,
              Inc.(a)........................      397,290
                                               -----------
                                                   610,140
                                               -----------
            MEDICAL EQUIPMENT AND SUPPLIES -- 6.89%
   7,600    Beckman Coulter, Inc. ...........      336,680
  12,600    Boston Scientific Corp.(a).......      303,912
   6,000    Guidant Corp.(a).................      298,800
                                               -----------
                                                   939,392
                                               -----------
            OIL, COAL AND GAS -- 7.74%
  15,300    Arch Coal, Inc. .................      347,310
   6,600    CONSOL Energy, Inc. .............      163,944
  20,200    Massey Energy Company............      418,746
   4,800    PanCanadian Energy Corp. ........      124,800
                                               -----------
                                                 1,054,800
                                               -----------
            OIL AND GAS: PIPELINES -- 3.19%
   4,600    Dynegy, Inc. -- Class A..........      117,300
   5,700    Kinder Morgan, Inc. .............      317,433
                                               -----------
                                                   434,733
                                               -----------
            PHARMACEUTICALS -- 4.73%
   9,900    ICN Pharmaceuticals, Inc. .......      331,650
  12,600    Omnicare, Inc. ..................      313,488
                                               -----------
                                                   645,138
                                               -----------
            RETAIL -- 12.65%
  35,500    AutoNation, Inc.(a)..............      437,715
  32,800    Circuit City Stores,
              Inc. -- CarMax Group(a)........      745,872
  10,100    Dollar Tree Stores, Inc.(a)......      312,191
  11,000    Toys 'R' Us, Inc.(a).............      228,140
                                               -----------
                                                 1,723,918
                                               -----------
            RETAIL: RESTAURANTS -- 1.44%
   6,900    AFC Enterprises, Inc.(a).........      195,891
                                               -----------
            SCIENTIFIC & TECHNICAL INSTRUMENTS -- 1.46%
   2,300    Applied Biosystems
              Group -- Applera Corp. ........       90,321
   1,800    Millipore Corp. .................      109,260
                                               -----------
                                                   199,581
                                               -----------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
            COMMON STOCK (CONTINUED)
            TELECOMMUNICATIONS EQUIPMENT AND
            SERVICES -- 3.78%
  11,200    EchoStar Communications Corp. --
              Class A(a).....................  $   307,664
   8,500    Sprint Corp. (PCS Group).........      207,485
                                               -----------
                                                   515,149
                                               -----------
            UTILITIES: ELECTRIC -- 1.85%
   5,300    ALLETE, Inc. ....................      133,560
   6,200    PG&E Corp. ......................      119,288
                                               -----------
                                                   252,848
                                               -----------
            TOTAL COMMON STOCK
            (Cost $11,750,561)...............   13,075,281
                                               -----------

PRINCIPAL
---------
            REPURCHASE AGREEMENT -- 4.23%
$577,220    With Investors Bank & Trust,
              dated 12/31/01, 1.40%, due
              01/02/02, repurchase proceeds
              at maturity $577,265,
              (Collateralized by Fannie Mae,
              2.89%, due 11/25/22, with a
              value of $614,289) (Cost
              $577,220)......................      577,220
                                               -----------
            Total Investments -- 100.15%
            (Cost $12,327,781)...............   13,652,501
            Liabilities less other
            assets -- (0.15)%................      (20,207)
                                               -----------
            NET ASSETS -- 100.00%............  $13,632,294
                                               ===========

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $11,870,910.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 1,448,794
    Gross unrealized depreciation...........     (244,423)
                                              -----------
    Net unrealized appreciation.............  $ 1,204,371
                                              ===========

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK -- 96.25%
           AEROSPACE -- 1.02%
   2,000   General Dynamics Corp. ...........  $   159,280
                                               -----------
           AIRLINES -- 0.56%
   3,000   Delta Air Lines, Inc. ............       87,780
                                               -----------
           AGRICULTURAL PRODUCTS -- 0.54%
   2,500   Monsanto Company..................       84,500
                                               -----------
           BANKS -- 3.50%
   3,500   City National Corp. ..............      163,975
   2,000   Investors Financial Services
             Corp. ..........................      132,420
   2,500   North Fork Bancorporation,
             Inc. ...........................       79,975
   3,500   TCF Financial Corp. ..............      167,930
                                               -----------
                                                   544,300
                                               -----------
           BROADCAST SERVICES/MEDIA -- 3.29%
  10,000   Charter Communications, Inc. --
             Class A(a)......................      164,300
   2,500   Entercom Communications
             Corp.(a)........................      125,000
   5,500   Univision Communications, Inc. --
             Class A(a)......................      222,530
                                               -----------
                                                   511,830
                                               -----------
           BUSINESS SERVICES -- 3.75%
   2,500   ARAMARK Corp. -- Class B(a).......       67,250
   3,500   Fiserv, Inc.(a)...................      148,120
   6,500   KPMG Consulting, Inc.(a)..........      107,705
   2,500   Paychex, Inc.(a)..................       87,125
   6,500   Robert Half International,
             Inc.(a).........................      173,550
                                               -----------
                                                   583,750
                                               -----------
           COMPUTERS AND OFFICE EQUIPMENT -- 1.26%
   2,500   Brocade Communications Systems,
             Inc.(a).........................       82,800
   5,000   Jabil Circuit, Inc.(a)............      113,600
                                               -----------
                                                   196,400
                                               -----------
           COMPUTER SOFTWARE AND SERVICES -- 12.31%
   4,100   Affiliated Computer Services,
             Inc. -- Class A(a)..............      435,133
   6,500   BISYS Group, Inc.(a)..............      415,935
   5,500   Check Point Software Technologies,
             Ltd.(a).........................      219,395
   3,000   Electronic Arts, Inc.(a)..........      179,850
   3,000   Emulex Corp.(a)...................      118,530
   5,500   McDATA Corp. -- Class B(a)........      138,105
   2,500   Mercury Interactive Corp.(a)......       84,950
   5,500   Peregrine Systems, Inc.(a)........       81,565

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           COMPUTER SOFTWARE AND SERVICES (CONTINUED)
   4,000   VeriSign, Inc.(a).................  $   152,160
   2,000   VERITAS Software Corp.(a).........       89,660
                                               -----------
                                                 1,915,283
                                               -----------
           ELECTRONICS -- 2.63%
  10,000   Flextronics International,
             Ltd.(a).........................      239,900
   8,500   Sanmina -- SCI Corp.(a)...........      169,150
                                               -----------
                                                   409,050
                                               -----------
           FINANCE -- 2.51%
   5,500   Concord EFS, Inc.(a)..............      180,290
   2,500   USA Education, Inc. ..............      210,050
                                               -----------
                                                   390,340
                                               -----------
           INSURANCE -- 2.90%
   2,500   Everest Re Group, Ltd. ...........      176,750
   3,000   XL Capital, Ltd. -- Class A.......      274,080
                                               -----------
                                                   450,830
                                               -----------
           LEISURE AND RECREATION -- 1.82%
   9,500   Starwood Hotel & Resorts
             Worldwide, Inc. ................      283,575
                                               -----------
           MANUFACTURING -- 0.58%
   1,500   Danaher Corp. ....................       90,465
                                               -----------
           MEDICAL AND OTHER HEALTH SERVICES -- 4.56%
   3,500   Anthem, Inc.(a)...................      173,250
   1,500   Laboratory Corporation of America
             Holdings(a).....................      121,275
   6,500   Triad Hospitals, Inc.(a)..........      190,775
   2,500   Universal Health Services, Inc. --
             Class B(a)......................      106,950
   1,000   WellPoint Health Networks,
             Inc.(a).........................      116,850
                                               -----------
                                                   709,100
                                               -----------
           MEDICAL EQUIPMENT AND SUPPLIES -- 9.20%
   5,000   Biomet, Inc. .....................      154,500
   7,500   Cytyc Corp.(a)....................      195,750
   2,500   Genzyme Corp.(a)..................      149,650
   4,000   Invitrogen Corp.(a)...............      247,720
   3,500   St. Jude Medical, Inc.(a).........      271,775
   4,000   Stryker Corp. ....................      233,480
   2,500   Varian Medical Systems, Inc.(a)...      178,150
                                               -----------
                                                 1,431,025
                                               -----------
           OIL, COAL AND GAS -- 7.94%
   9,500   BJ Services Company(a)............      308,275
   7,500   EOG Resources, Inc. ..............      293,325
   7,500   Noble Drilling Corp.(a)...........      255,300

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2001

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           OIL, COAL AND GAS (CONTINUED)
   1,500   Smith International, Inc.(a)......  $    80,430
   8,000   Weatherford International,
             Inc.(a).........................      298,080
                                               -----------
                                                 1,235,410
                                               -----------
           OIL AND GAS: PIPELINES -- 0.55%
   5,000   Aquila, Inc.(a)...................       85,500
                                               -----------
           PHARMACEUTICALS -- 12.04%
   2,500   AmerisourceBergen Corp.(a)........      158,875
   3,300   Andrx Group(a)....................      232,353
   4,000   Cephalon, Inc.(a).................      302,340
   4,000   Forest Laboratories, Inc.(a)......      327,800
   4,000   ICOS Corp.(a).....................      229,760
   4,500   IDEC Pharmaceuticals Corp.(a).....      310,185
   3,500   King Pharmaceuticals, Inc.(a).....      147,455
   4,500   Shire Pharmaceuticals Group PLC
             (ADR)(a)........................      164,700
                                               -----------
                                                 1,873,468
                                               -----------
           RESEARCH AND DEVELOPMENT -- 3.64%
   2,000   Gilead Sciences, Inc.(a)..........      131,440
   4,000   Immunex Corp.(a)..................      110,840
   7,000   MedImmune, Inc.(a)................      324,450
                                               -----------
                                                   566,730
                                               -----------
           RETAIL -- 7.68%
   4,000   Bed Bath & Beyond, Inc.(a)........      135,600
   2,500   Best Buy Company, Inc.(a).........      186,200
   3,500   BJ's Wholesale Club, Inc.(a)......      154,350
   5,500   CDW Computer Centers, Inc.(a).....      295,405
   2,000   NIKE, Inc. -- Class B.............      112,480
   3,500   TJX Companies, Inc. ..............      139,510
   4,000   Williams-Sonoma, Inc.(a)..........      171,600
                                               -----------
                                                 1,195,145
                                               -----------
           RETAIL: RESTAURANTS -- 0.73%
   6,000   Starbucks Corp.(a)................      114,300
                                               -----------
           SCIENTIFIC EQUIPMENT -- 2.24%
   9,000   Waters Corp.(a)...................      348,750
                                               -----------
           SEMICONDUCTORS -- 5.42%
   5,500   Intersil Corp. -- Class A(a)......      177,375
   2,500   Micrel, Inc.(a)...................       65,575
   6,000   Microchip Technology, Inc.(a).....      232,440

 SHARES                                           VALUE
 ------                                        -----------
           COMMON STOCK (CONTINUED)
           SEMICONDUCTORS (CONTINUED)
   1,500   NVIDIA Corp.(a)...................  $   100,350
   7,500   Semtech Corp.(a)..................      267,675
                                               -----------
                                                   843,415
                                               -----------
           TELECOMMUNICATIONS EQUIPMENT AND
             SERVICES -- 1.94%
   5,500   Amdocs, Ltd.(a)...................      186,835
   6,000   RF Micro Devices, Inc.(a).........      115,380
                                               -----------
                                                   302,215
                                               -----------
           TOYS -- 1.55%
  14,000   Mattel, Inc. .....................      240,800
                                               -----------
           UTILITIES -- 2.09%
  12,000   Calpine Corp.(a)..................      201,480
   8,000   NRG Energy, Inc.(a)...............      124,000
                                               -----------
                                                   325,480
                                               -----------
           TOTAL COMMON STOCK
           (Cost $14,519,980)................   14,978,721
                                               -----------
PRINCIPAL
---------
            REPURCHASE AGREEMENT -- 4.24%
$660,472    With Investors Bank & Trust, dated
              12/31/01, 1.40%, due 01/02/02,
              repurchase proceeds at maturity
              $660,524 (Collateralized by
              Fannie Mae Adjustable Rate
              Mortgage, 6.001%, due 12/15/04,
              with a value of $693,933) (Cost
              $660,472).......................      660,472
                                                -----------
            Total Investments -- 100.49%
            (Cost $15,180,452)................   15,639,193
            Liabilities less other
            assets -- (0.49)%.................      (76,245)
                                                -----------
            NET ASSETS -- 100.00%.............  $15,562,948
                                                ===========

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $14,666,699.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $1,012,418
    Gross unrealized depreciation...........    (700,396)
                                              ----------
    Net unrealized appreciation.............  $  312,022
                                              ==========

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 96.05%
              ADVERTISING -- 0.39%
     85,800   Lamar Advertising
                Company(a)(c)..............  $    3,632,772
     50,600   R.H. Donnelley Corp.(c)......       1,469,930
                                             --------------
                                                  5,102,702
                                             --------------
              AEROSPACE -- 0.77%
    219,900   AAR Corp. ...................       1,981,299
    121,027   DRS Technologies, Inc.(c)....       4,314,613
     59,300   GenCorp Inc. ................         836,723
     28,700   Moog, Inc. -- Class A........         625,660
     37,000   Triumph Group, Inc.(c).......       1,202,500
     70,800   United Industrial Corp. .....       1,185,900
                                             --------------
                                                 10,146,695
                                             --------------
              AGRICULTURE -- 0.22%
    131,000   Delta and Pine Land
                Company....................       2,964,530
                                             --------------
              AIRLINES -- 0.38%
    232,400   AirTran Holdings, Inc.(c)....       1,533,840
     64,950   Atlantic Coast Airlines
                Holdings, Inc.(c)..........       1,512,685
    112,650   Frontier Airlines, Inc.(c)...       1,915,050
                                             --------------
                                                  4,961,575
                                             --------------
              APPAREL -- 0.68%
    229,500   Ashworth, Inc.(c)............       1,810,755
    103,300   Nautica Enterprises,
                Inc.(c)....................       1,321,207
    250,700   Pacific Sunwear of
                California, Inc.(c)........       5,119,294
     72,700   Phillips-Van Heusen Corp. ...         792,430
                                             --------------
                                                  9,043,686
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.43%
    267,400   ArvinMeritor, Inc. ..........       5,251,736
     39,000   IMPCO Technologies,
                Inc.(a)(c).................         494,910
                                             --------------
                                                  5,746,646
                                             --------------
              BANKS -- 4.94%
    151,976   Banner Corp. ................       2,569,914
     47,100   Boston Private Financial
                Holdings, Inc. ............       1,039,497
    114,200   Commercial Federal Corp. ....       2,683,700
     57,500   Community First Bankshares,
                Inc. ......................       1,477,175
      8,100   Corus Bankshares, Inc. ......         367,740
     24,800   Dime Community Bancshares....         695,888
     72,500   FirstFed Financial
                Corp.(c)...................       1,858,175
     27,375   First Midwest Bancorp.,
                Inc. ......................         799,076

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
     65,200   Flagstar Bancorp, Inc. ......  $    1,312,476
     28,800   GBC Bancorp..................         849,600
    790,000   Hibernia Corporation -- Class
                A..........................      14,054,100
    562,111   Hudson United Bancorp........      16,132,586
    113,600   Independence Community Bank
                Corp. .....................       2,585,536
    130,300   Irwin Financial Corp.(a).....       2,215,100
    325,000   People's Bank................       6,909,500
    101,200   Provident Bankshares
                Corp. .....................       2,459,160
     57,100   R&G Financial Corp. -- Class
                B..........................         978,694
     80,000   Staten Island Bancorp,
                Inc. ......................       1,304,800
     69,150   Sterling Bancshares, Inc. ...         865,758
     46,800   Trustmark Corp. .............       1,133,964
     17,200   UCBH Holdings, Inc. .........         489,168
     41,475   UMB Financial Corp. .........       1,659,000
     17,500   Washington Federal, Inc. ....         451,150
     11,100   Westamerica Bancorp..........         439,227
                                             --------------
                                                 65,330,984
                                             --------------
              BROADCAST SERVICES/MEDIA -- 6.38%
    160,000   Adelphia Communications
                Corp. -- Class A(a)(c).....       4,988,800
    439,400   Cox Radio, Inc. -- Class
                A(c).......................      11,195,912
    399,200   Crown Media Holdings,
                Inc.(c)....................       4,506,968
    217,700   Cumulus Media, Inc. -- Class
                A(c).......................       3,522,386
    662,400   Emmis Communications Corp. --
                Class A(c).................      15,659,136
    135,239   Entercom Communications
                Corp.(c)...................       6,761,950
    474,800   Entravision Communications
                Corp. -- Class A(c)........       5,673,860
    184,400   Insight Communications
                Company, Inc.(c)...........       4,455,104
    161,600   LodgeNet Entertainment
                Corp.(c)...................       2,761,744
    132,300   Martha Stewart Living
                Omnimedia, Inc. -- Class
                A(a)(c)....................       2,176,335
    261,200   Mediacom Communications
                Corp.(a)(c)................       4,769,512
     61,500   Paxson Communications
                Corp.(c)...................         642,675
    263,000   Radio One, Inc. -- Class
                A(c).......................       4,857,610
    172,100   Regent Communications,
                Inc.(c)....................       1,161,675
    283,097   Saga Communications, Inc. --
                Class A(c).................       5,860,108

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
    205,400   Salem Communications Corp. --
                Class A(c).................  $    4,724,200
     76,500   Sinclair Broadcast Group,
                Inc. -- Class A(c).........         723,690
                                             --------------
                                                 84,441,665
                                             --------------
              BUSINESS SERVICES -- 1.58%
    128,300   ABM Industries, Inc. ........       4,022,205
     23,900   Cerner Corp.(a)(c)...........       1,193,327
     57,700   Corporate Executive Board
                Company(a)(c)..............       2,117,590
    346,733   Encompass Service Corp.(c)...       1,005,526
     58,000   MIM Corp.(c).................       1,032,400
    102,300   National Processing,
                Inc.(c)....................       3,324,750
    134,800   NCO Group, Inc.(a)(c)........       3,086,920
     90,700   Paxar Corp.(c)...............       1,287,940
    123,900   Resources Connection,
                Inc.(a)(c).................       3,262,287
     26,000   Watson Wyatt & Company
                Holdings(c)................         566,800
                                             --------------
                                                 20,899,745
                                             --------------
              CHEMICALS -- 0.19%
     49,900   Airgas, Inc.(c)..............         754,488
     28,300   Albemarle Corp. .............         679,200
     16,600   Cytec Industries, Inc.(c)....         448,200
     39,900   Olin Corp. ..................         643,986
                                             --------------
                                                  2,525,874
                                             --------------
              COLLECTIBLES -- 0.05%
     56,800   The Topps Company, Inc.(c)...         690,120
                                             --------------
              COMMERCIAL SERVICES -- 1.02%
     32,800   Boron, LePore & Associates,
                Inc.(c)....................         452,312
     19,400   Chemed Corp. ................         657,660
    146,000   F.Y.I., Inc.(c)..............       4,891,000
    146,570   Iron Mountain, Inc.(a)(c)....       6,419,766
    845,000   Student Advantage, Inc.(c)...       1,064,700
                                             --------------
                                                 13,485,438
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.61%
    209,900   Concurrent Computer
                Corp.(c)...................       3,117,015
     67,100   Daisytek International
                Corp.(c)...................         883,707
    103,300   Electronics for Imaging,
                Inc.(c)....................       2,304,623

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
     76,600   Handspring, Inc.(a)(c).......  $      516,284
     54,000   John H. Harland Company......       1,193,400
                                             --------------
                                                  8,015,029
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 8.62%
    137,100   Acclaim Entertainment,
                Inc.(a)(c).................         726,630
     39,900   Activision, Inc.(c)..........       1,037,799
    146,800   Akamai Technologies,
                Inc.(a)(c).................         871,992
    435,000   American Management Systems,
                Inc.(c)....................       7,864,800
     26,000   ANSYS, Inc.(c)...............         640,900
     35,900   Avid Technology, Inc.(c).....         436,185
     19,400   CACI International, Inc. --
                Class A(c).................         766,009
     32,700   Caminus Corp.(c).............         752,100
    302,500   Checkpoint Systems,
                Inc.(a)(c).................       4,053,500
     70,500   Embarcadero Technologies,
                Inc.(a)(c).................       1,706,100
    992,881   Inktomi Corp.(c).............       6,662,232
     64,100   InterCept Group,
                Inc.(a)(c).................       2,621,690
    102,300   Inter-Tel, Inc. .............       1,966,206
     25,600   JDA Software Group,
                Inc.(c)....................         572,160
     42,900   JNI Corp.(c).................         356,499
     36,150   Kronos, Inc.(c)..............       1,748,937
    289,700   Legato Systems, Inc.(c)......       3,757,409
     46,400   Mentor Graphics Corp.(c).....       1,093,648
     63,000   Midway Games, Inc.(c)........         945,630
    218,500   Moldflow Corp.(c)............       3,128,920
    171,900   MRO Software, Inc.(c)........       4,019,022
     47,600   MTS Systems Corp. ...........         481,236
    204,125   Netegrity, Inc.(a)(c)........       3,951,860
    140,000   Novell, Inc.(c)..............         642,600
     47,100   Open Text Corp.(a)(c)........       1,392,276
    259,900   OPNET Technologies,
                Inc.(c)....................       3,745,159
    788,700   Parametric Technology
                Corp.(c)...................       6,159,747
    151,666   PLATO Learning, Inc.(c)......       2,519,172
    300,000   Rational Software Corp.(c)...       5,850,000
    885,600   Redback Networks, Inc.(c)....       3,498,120
    671,563   Red Hat, Inc.(c).............       4,768,097
     22,000   Renaissance Learning,
                Inc.(c)....................         670,340
     66,400   Roxio, Inc.(c)...............       1,098,920
    117,800   S1 Corp.(c)..................       1,906,004
    108,124   SeaChange International,
                Inc.(a)(c).................       3,689,191

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    109,800   SERENA Software, Inc.(c).....  $    2,387,052
    100,000   Synopsys, Inc.(a)(c).........       5,907,000
     65,028   Take-Two Interactive
                Software, Inc.(a)(c).......       1,051,503
     77,180   TALX Corp. ..................       1,927,956
    600,025   3DO Company(c)...............       1,248,052
     30,400   Tier Technologies, Inc. --
                Class B(c).................         655,424
    354,050   Titan Corp.(a)(c)............       8,833,548
     39,900   Transaction Systems
                Architects, Inc. -- Class
                A(c).......................         489,174
     63,000   Vastera, Inc.(c).............       1,046,430
     27,600   Virage Logic Corp.(c)........         530,748
    234,100   webMethods, Inc.(a)(c).......       3,923,516
                                             --------------
                                                114,101,493
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.57%
    389,800   Champion Enterprises,
                Inc.(c)....................       4,798,438
     21,900   Crossmann Communities,
                Inc. ......................         722,700
     58,600   Insituform Technologies,
                Inc. -- Class A(c).........       1,498,988
     64,100   KB Home......................       2,570,410
     49,100   Lennox International,
                Inc. ......................         476,270
     31,800   M.D.C. Holdings, Inc. .......       1,201,722
     12,200   Meritage Corp.(c)............         625,860
      9,800   Nortek, Inc.(c)..............         273,420
      7,700   NVR, Inc.(c).................       1,570,800
     18,600   Ryland Group, Inc.(a)........       1,361,520
     15,800   Standard Pacific Corp. ......         384,256
     28,700   Toll Brothers, Inc.(a)(c)....       1,259,930
     41,400   Walter Industries, Inc. .....         468,234
     74,675   Watsco, Inc. ................       1,060,385
     66,600   York International Corp. ....       2,539,458
                                             --------------
                                                 20,812,391
                                             --------------
              CONSUMER GOODS AND SERVICES -- 2.81%
     55,300   American Greetings Corp. --
                Class A(a).................         762,034
    124,900   Coinstar, Inc.(c)............       3,122,500
     39,900   Direct Focus, Inc.(a)(c).....       1,244,880
     36,600   GTECH Holdings Corp.(c)......       1,657,614
    190,700   Helen of Troy, Ltd.(c).......       2,366,587
    103,500   Mohawk Industries,
                Inc.(a)(c).................       5,680,080
    114,900   NBTY, Inc.(c)................       1,344,330
    253,950   1-800 CONTACTS, Inc.(a)(c)...       3,159,138

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
    329,623   1-800 FLOWERS.COM,
                Inc.(a)(c).................  $    5,142,119
    118,900   Rayovac Corp.(a)(c)..........       2,092,640
    150,700   Regis Corp. .................       3,885,046
    186,900   RPM, Inc. ...................       2,702,574
     61,800   Salton, Inc.(a)(c)...........       1,166,784
     22,400   Sunrise Assisted Living,
                Inc.(a)(c).................         652,064
     49,900   Toro Company.................       2,245,500
                                             --------------
                                                 37,223,890
                                             --------------
              CORRECTIONAL SERVICES -- 0.12%
     92,000   Cornell Companies, Inc.(c)...       1,623,800
                                             --------------
              DISTRIBUTION -- 0.77%
    101,600   Handleman Company(c).........       1,508,760
     39,900   Hughes Supply, Inc. .........       1,231,713
    182,700   NuCo2, Inc.(a)(c)............       2,196,054
     27,900   ScanSource, Inc.(c)..........       1,328,040
     43,500   Standard Commercial Corp. ...         717,750
     45,700   United Stationers, Inc.(c)...       1,537,805
     45,500   Universal Corp. .............       1,656,655
                                             --------------
                                                 10,176,777
                                             --------------
              EDUCATION -- 1.90%
    112,800   Bright Horizons Family
                Solutions, Inc.(c).........       3,157,272
     76,900   Career Education Corp.(c)....       2,636,132
    471,765   ITT Educational Services,
                Inc.(c)....................      17,393,976
     90,900   Sylvan Learning Systems,
                Inc.(c)....................       2,006,163
                                             --------------
                                                 25,193,543
                                             --------------
              ELECTRONICS -- 2.93%
     65,000   Ansoft Corp.(c)..............         949,000
    144,200   DuraSwitch Industries,
                Inc.(c)....................       1,225,700
     94,000   Littelfuse, Inc.(a)(c).......       2,466,560
    124,675   Merix Corp.(c)...............       2,150,644
     76,500   Methode Electronics, Inc. --
                Class A....................         612,000
    174,800   Optimal Robotics
                Corp.(a)(c)................       6,196,660
     53,559   Pemstar, Inc.(c).............         642,708
     25,300   Planar Systems, Inc.(c)......         533,830
     65,200   Recoton Corp.(c).............         886,720
    210,000   Rogers Corp.(c)..............       6,363,000
    107,950   Signal Technology Corp.(c)...         618,553

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS (CONTINUED)
    472,800   Thomas & Betts Corp. ........  $    9,999,720
    184,600   Universal Electronics,
                Inc.(c)....................       3,176,966
    184,700   Zygo Corp.(c)................       2,936,730
                                             --------------
                                                 38,758,791
                                             --------------
              ENGINEERING -- 0.52%
     22,200   EMCOR Group, Inc.(c).........       1,007,880
    152,100   Michael Baker Corp.(c).......       2,311,920
     70,100   TRC Companies, Inc.(c).......       3,505,000
                                             --------------
                                                  6,824,800
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.34%
    295,920   Allied Waste Industries,
                Inc.(c)....................       4,160,635
    344,700   Casella Waste Systems,
                Inc. -- Class A(c).........       5,105,007
     62,500   Catalytica Energy Systems,
                Inc.(c)....................         285,625
    151,500   Republic Services, Inc.(c)...       3,025,455
    113,200   Waste Connections,
                Inc.(a)(c).................       3,508,068
    250,600   Waste Holdings, Inc.(c)......       1,578,780
                                             --------------
                                                 17,663,570
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.21%
    174,100   Aaron Rents, Inc. -- Class
                B..........................       2,837,830
                                             --------------
              FINANCE -- 0.64%
     20,700   Actrade Financial
                Technologies, Ltd.(a)(c)...         609,615
    260,590   Allied Capital Corp. ........       6,775,340
     33,100   Doral Financial Corp. .......       1,033,051
                                             --------------
                                                  8,418,006
                                             --------------
              FOOD AND BEVERAGE -- 0.92%
    104,503   American Italian Pasta
                Company -- Class A(c)......       4,392,261
     30,600   Constellation Brands, Inc. --
                Class A(c).................       1,311,210
     79,200   Del Monte Foods Company(c)...         673,992
     42,500   Dole Food Company, Inc. .....       1,140,275
     15,800   Fleming Companies, Inc.(a)...         292,300
     41,400   Interstate Bakeries Corp. ...       1,001,052
    406,500   Monterey Pasta Company(c)....       3,032,490
     26,900   Pilgrim's Pride
                Corp. -- Class B...........         364,495
                                             --------------
                                                 12,208,075
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------

              COMMON STOCK (CONTINUED)

             FUNERAL SERVICES -- 0.13%
    275,200   Stewart Enterprises, Inc. --
                Class A(c).................   $   1,648,448
                                             --------------
             INSURANCE -- 1.17%
     14,500   Delphi Financial Group,
                Inc. -- Class A............         482,850
    122,100   First American Corp.(a)......       2,288,154
     65,700   Landamerica Financial Group,
                Inc. ......................       1,885,590
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       4,292,320
      6,800   Philadelphia Consolidated
                Holding Corp.(c)...........         256,428
    161,600   Scottish Annuity & Life
                Holdings, Ltd. ............       3,126,960
     22,600   StanCorp Financial Group,
                Inc. ......................       1,067,850
     30,200   Triad Guaranty, Inc.(c)......       1,095,354
    151,700   Universal American Financial
                Corp.(c)...................       1,030,043
                                             --------------
                                                 15,525,549
                                             --------------
              INTERNET -- 2.50%
    325,350   Alloy Online, Inc.(a)(c).....       7,004,786
     53,400   AsiaInfo Holdings, Inc.(c)...         930,228
    497,900   CNET Networks, Inc.(c).......       4,466,163
  1,105,500   Covad Communications Group,
                Inc.(c)....................       3,161,730
     55,300   DigitalThink, Inc.(c)........         597,240
    325,200   EarthLink, Inc.(c)...........       3,957,684
     84,700   FreeMarkets, Inc.(a)(c)......       2,030,259
     18,600   Global Sports, Inc.(a)(c)....         371,070
     73,900   McAfee.com Corp. -- Class
                A(a)(c)....................       2,505,949
     29,700   Overture Services,
                Inc.(a)(c).................       1,052,271
    316,900   Priceline.com, Inc.(c).......       1,844,358
     89,400   Register.com, Inc.(c)........       1,028,100
     78,600   Travelocity.com,
                Inc.(a)(c).................       2,256,606
     98,800   Tumbleweed Communications
                Corp.(c)...................         586,872
     40,600   Websense, Inc.(c)............       1,302,042
                                             --------------
                                                 33,095,358
                                             --------------
              LEISURE AND RECREATION -- 1.31%
    318,868   AMC Entertainment, Inc.(c)...       3,826,416
     32,500   Ameristar Casinos, Inc.(c)...         814,125
     86,100   Aztar Corp.(c)...............       1,575,630
    195,300   Isle of Capri Casinos,
                Inc.(c)....................       2,613,114

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
    132,000   MTR Gaming Group, Inc.(c)....  $    2,112,000
     52,800   Penn National Gaming,
                Inc.(c)....................       1,601,952
     31,800   Polaris Industries, Inc. ....       1,836,450
    263,900   Station Casinos,
                Inc.(a)(c).................       2,953,041
                                             --------------
                                                 17,332,728
                                             --------------
              MACHINERY -- 0.75%
     21,600   Flowserve Corp.(c)...........         574,776
     38,200   Graco, Inc. .................       1,491,710
     68,600   JLG Industries, Inc. ........         730,590
     88,600   Joy Global, Inc.(a)(c).......       1,488,480
     24,500   Kennametal, Inc. ............         986,615
     50,900   Lincoln Electric Holdings,
                Inc. ......................       1,243,996
     21,000   Manitowoc Company, Inc. .....         653,100
     72,900   Stewart & Stevenson Services,
                Inc. ......................       1,371,249
     19,600   Tecumseh Products Company --
                Class A....................         992,348
      8,000   Zebra Technologies Corp. --
                Class A(c).................         444,080
                                             --------------
                                                  9,976,944
                                             --------------
              MANUFACTURING -- 1.71%
    145,500   Applied Films Corp.(a)(c)....       4,546,875
     87,000   Armor Holdings, Inc.(a)(c)...       2,348,130
      8,400   Ball Corp. ..................         593,880
     36,900   Briggs & Stratton Corp.(a)...       1,575,630
    266,500   C&D Technologies, Inc.(a)....       6,089,525
     15,600   Engineered Support Systems,
                Inc. ......................         533,676
     50,850   Griffon Corp.(c).............         762,750
     81,200   Ivex Packaging Corp.(c)......       1,542,800
     17,700   Lancaster Colony Corp. ......         628,527
    139,800   Lydall, Inc.(c)..............       1,398,000
     11,900   Powell Industries, Inc.(c)...         223,363
     49,100   Roper Industries, Inc. ......       2,430,450
                                             --------------
                                                 22,673,606
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 9.33%
     45,800   Accredo Health, Inc.(c)......       1,818,260
     85,400   American Healthways,
                Inc.(c)....................       2,727,676
    138,500   Community Health
                Care(a)(c).................       3,531,750
     67,940   DIANON Systems, Inc.(c)......       4,130,752
     71,200   Healthcare Services Group,
                Inc.(c)....................         733,360
  1,464,800   HEALTHSOUTH Corp.(c).........      21,708,336

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
     62,300   IDEXX Laboratories,
                Inc.(c)....................  $    1,776,173
    650,000   IMS Health, Inc. ............      12,681,500
    580,000   Lincare Holdings, Inc.(c)....      16,617,000
    121,800   MedCath Corp.(c).............       2,043,804
    112,600   Mid Atlantic Medical
                Services, Inc.(c)..........       2,556,020
     47,900   National Dentex Corp.(c).....       1,158,222
     41,700   NDCHealth Corp. .............       1,440,735
    194,437   Orthodontic Centers of
                America, Inc.(a)(c)........       5,930,328
     52,800   PacifiCare Health Systems,
                Inc.(a)(c).................         844,800
     74,800   Province Healthcare
                Company(a)(c)..............       2,308,328
    120,934   Renal Care Group, Inc.(c)....       3,881,981
    299,400   Select Medical Corp.(c)......       4,814,352
    418,748   Triad Hospitals, Inc.(c).....      12,290,254
      4,200   Unilab Corp.(c)..............         105,420
    388,800   Universal Health Services,
                Inc. -- Class B(c).........      16,632,864
    166,750   U.S. Physical Therapy,
                Inc.(c)....................       2,694,680
    188,600   VitalWorks, Inc.(c)..........       1,065,590
                                             --------------
                                                123,492,185
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.74%
    346,100   BriteSmile, Inc.(a)(c).......       1,730,500
     65,500   Bruker Daltonics,
                Inc.(a)(c).................       1,070,925
     85,100   Closure Medical
                Corp.(a)(c)................       1,987,936
     76,100   Conceptus, Inc.(c)...........       1,795,960
     90,000   Conceptus, Inc.(c)(d)........       1,699,200
     52,950   CONMED Corp.(c)..............       1,056,882
     44,600   Cooper Companies, Inc. ......       2,229,108
     54,300   Cytyc Corp.(a)(c)............       1,417,230
     20,600   Datascope Corp. .............         698,752
     47,900   Diagnostic Products Corp. ...       2,105,205
     25,400   Edwards Lifesciences
                Corp.(c)...................         701,802
     18,600   Henry Schein, Inc.(c)........         688,758
    179,200   Luminex Corp.(a)(c)..........       3,039,232
     84,300   Mentor Corp. ................       2,407,608
     15,000   Ocular Sciences, Inc.(c).....         349,500
    285,000   Owens & Minor, Inc. .........       5,272,500
     35,500   Possis Medical, Inc.(c)......         618,410
     40,900   Sola International,
                Inc.(c)....................         793,460
     29,700   Techne Corp.(c)..............       1,094,445

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
     27,700   Varian Medical Systems,
                Inc.(c)....................  $    1,973,902
     88,800   Zoll Medical Corp.(a)(c).....       3,457,872
                                             --------------
                                                 36,189,187
                                             --------------
              METALS AND MINING -- 0.21%
     50,900   Cleveland-Cliffs, Inc.(a)....         931,470
     22,100   Quanex Corp. ................         625,430
     31,500   Ryerson Tull, Inc. ..........         346,500
     59,700   Worthington Industries,
                Inc. ......................         847,740
                                             --------------
                                                  2,751,140
                                             --------------
              OIL, COAL AND GAS -- 2.89%
    174,300   Berry Petroleum Company --
                Class A....................       2,736,510
     56,600   Cabot Oil & Gas Corp. --
                Class A....................       1,361,230
    320,200   Chesapeake Energy
                Corp.(a)(c)................       2,116,522
     29,300   Energen Corp. ...............         722,245
    141,689   Evergreen Resources,
                Inc.(a)(c).................       5,470,612
     71,700   Houston Exploration
                Company(c).................       2,407,686
     28,300   Key Production Company,
                Inc.(c)....................         481,100
     54,800   Oceaneering International,
                Inc.(c)....................       1,212,176
    132,500   Peabody Energy Corp.(a)......       3,735,175
     50,400   Penn Virginia Corp. .........       1,718,640
    108,839   Rowan Companies, Inc.(c).....       2,108,211
    237,300   Superior Energy Services,
                Inc.(c)....................       2,052,645
    157,300   Tesoro Petroleum Corp.(c)....       2,062,203
     70,300   TETRA Technologies,
                Inc.(c)....................       1,472,785
     94,800   Tom Brown, Inc.(c)...........       2,560,548
    122,500   Vintage Petroleum, Inc. .....       1,770,125
    264,300   Willbros Group, Inc.(c)......       4,228,800
                                             --------------
                                                 38,217,213
                                             --------------
              OIL AND GAS: EQUIPMENT -- 0.12%
     11,400   CARBO Ceramics, Inc. ........         446,424
     24,500   Hydril Company(c)............         431,935
     17,700   Lone Star Technologies,
                Inc.(c)....................         311,520
     46,800   NS Group, Inc.(c)............         350,064
                                             --------------
                                                  1,539,943
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.06%
     50,600   Glatfelter...................         788,348
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS -- 1.55%
     83,000   Alkermes, Inc.(a)(c).........  $    2,187,880
     64,700   Atrix Laboratories,
                Inc.(c)....................       1,333,467
    124,600   Connetics Corp.(c)...........       1,482,740
     41,200   Guilford Pharmaceuticals,
                Inc.(c)....................         494,400
     54,900   Interneuron Pharmacuticals,
                Inc.(a)(c).................         608,841
     25,100   K-V Pharmaceutical Company --
                Class A(c).................         740,450
     67,400   Medicis Pharmaceutical
                Corp. -- Class A(c)........       4,353,366
     81,700   Penwest Pharmaceuticals
                Company(c).................       1,638,085
    172,800   Perrigo Company(c)...........       2,042,496
    209,700   POZEN, Inc.(c)...............       1,100,925
     85,600   Priority Healthcare Corp. --
                Class B(c).................       3,012,264
     53,300   Syncor International
                Corp.(a)(c)................       1,526,512
                                             --------------
                                                 20,521,426
                                             --------------
              PRINTING -- 0.09%
     43,900   Bowne & Company, Inc. .......         561,920
     31,500   Consolidated Graphics,
                Inc.(c)....................         606,375
                                             --------------
                                                  1,168,295
                                             --------------
              PUBLISHING -- 0.60%
    141,600   John Wiley & Sons, Inc. --
                Class A....................       3,261,048
    171,400   Journal Register
                Company(c).................       3,606,256
     21,600   Scholastic Corp.(a)(c).......       1,087,128
                                             --------------
                                                  7,954,432
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.33%
    157,700   St. Joe Company..............       4,376,175
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.17%
     79,550   Annaly Mortgage Management,
                Inc. ......................       1,272,800
     32,600   Bedford Property Investors,
                Inc. ......................         733,500
     83,400   Boykin Lodging Company.......         664,698
     11,600   Camden Property Trust........         425,720
     55,300   Capital Automotive REIT......       1,099,917
    123,669   Chateau Communities, Inc. ...       3,697,703
     46,800   Developers Diversified Realty
                Corp. .....................         893,880
    231,500   Equity Inns, Inc. ...........       1,532,530
     43,300   Essex Property Trust,
                Inc. ......................       2,139,453

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     85,800   First Industrial Realty
                Trust, Inc. ...............  $    2,668,380
     38,700   Gables Residential Trust.....       1,145,520
     17,700   Highwoods Properties,
                Inc. ......................         459,315
    111,100   HRPT Properties Trust........         962,126
    111,000   JDN Realty Corp. ............       1,368,630
     39,100   Keystone Property Trust......         511,819
     36,500   Kilroy Realty Corp. .........         958,855
     39,900   Koger Equity, Inc. ..........         650,370
     35,100   National Health Investors,
                Inc. ......................         519,480
     14,000   Post Properties, Inc. .......         497,140
     26,600   Regency Centers Corp. .......         738,150
     38,900   Shurgard Storage Centers,
                Inc. -- Class A............       1,244,800
     50,200   SL Green Realty Corp. .......       1,541,642
     39,700   Sovran Self Storage, Inc. ...       1,236,655
     32,400   Town & Country Trust.........         677,160
     46,900   Universal Health Realty
                Income Trust...............       1,102,150
                                             --------------
                                                 28,742,393
                                             --------------
              RESEARCH AND DEVELOPMENT -- 1.62%
     75,800   ACLARA BioSciences,
                Inc.(c)....................         384,306
    143,250   Albany Molecular Research,
                Inc.(c)....................       3,794,693
     34,500   Antigenics, Inc.(c)..........         565,800
    186,700   ArQule, Inc.(c)..............       3,173,900
     75,600   Bio-Technology General
                Corp.(c)...................         622,188
     47,100   Charles River Laboratories
                International, Inc.(c).....       1,576,908
    111,100   CuraGen Corp.(a)(c)..........       2,485,307
     28,700   Digene Corp.(c)..............         846,650
     33,800   Diversa Corp.(c).............         478,270
    104,800   Exact Sciences Corp.(a)(c)...       1,075,248
     55,400   Immunomedics, Inc.(a)(c).....       1,122,404
    107,200   La Jolla Pharmaceutical
                Company(c).................         958,368
     43,700   Martek Biosciences
                Corp.(c)...................         950,475
     31,100   Neurocrine Biosciences,
                Inc.(c)....................       1,595,741
     74,500   SangStat Medical Corp.(c)....       1,463,180
     23,700   VaxGen, Inc.(a)(c)...........         274,920
                                             --------------
                                                 21,368,358
                                             --------------
              RESEARCH & DEVELOPMENT: AGRICULTURE -- 0.15%
    112,200   Embrex, Inc.(c)..............       2,008,380
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL -- 7.97%
    130,200   AnnTaylor Stores
                Corp.(a)(c)................  $    4,557,000
     25,000   Bebe Stores, Inc.(c).........         466,500
    537,050   Big Lots, Inc. ..............       5,585,320
     47,800   Cato Corp. -- Class A........         903,420
     18,800   Chico's FAS, Inc.(a)(c)......         746,360
    184,600   Copart, Inc.(c)..............       6,713,902
    464,250   dELIA*s Corp. -- Class
                A(c).......................       2,878,350
    133,000   Duane Reade, Inc.(a)(c)......       4,036,550
    100,800   Duckwall -- ALCO Stores,
                Inc.(c)....................         997,920
     44,840   Fred's, Inc. ................       1,836,646
    109,150   Genesco, Inc.(a)(c)..........       2,265,954
     51,300   Group 1 Automotive,
                Inc.(c)....................       1,462,563
    198,500   Guitar Center, Inc.(c).......       2,707,540
     89,400   Hancock Fabrics, Inc. .......       1,175,610
     73,750   Hibbet Sporting Goods,
                Inc.(c)....................       2,234,625
    486,800   Hollywood Entertainment
                Corp.(a)(c)................       6,956,372
    126,800   Hot Topic, Inc.(a)(c)........       3,980,252
     49,700   Movie Gallery, Inc.(c).......       1,210,692
     22,200   Payless ShoeSource,
                Inc.(c)....................       1,246,530
     46,800   Rent-A-Center, Inc.(a)(c)....       1,571,076
    300,000   Ross Stores, Inc. ...........       9,624,000
    950,000   Saks, Inc.(c)................       8,873,000
    157,300   School Specialty, Inc.(c)....       3,599,024
     90,000   SCP Pool Corp.(c)............       2,470,500
     48,500   7-Eleven, Inc.(c)............         567,935
     44,900   TBC Corp.(c).................         601,211
    503,927   The Finish Line, Inc. --
                Class A(c).................       7,705,044
     65,600   The Pep Boys -- Manny, Moe &
                Jack.......................       1,125,040
     80,900   Too, Inc.(c).................       2,224,750
    312,611   United Auto Group, Inc.(c)...       8,068,490
     33,000   Urban Outfitters, Inc.(c)....         795,960
    367,177   West Marine, Inc.(c).........       5,393,830
     39,900   Wet Seal, Inc. -- Class
                A(c).......................         939,645
                                             --------------
                                                105,521,611
                                             --------------
              RETAIL: RESTAURANTS -- 4.17%
    338,000   Applebee's International,
                Inc. ......................      11,559,600
    139,300   Benihana, Inc. -- Class
                A(c).......................       2,096,465
     34,700   CBRL Group, Inc. ............       1,021,568
     69,350   CEC Entertainment, Inc.(c)...       3,009,097

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL: RESTAURANTS (CONTINUED)
    179,300   Famous Dave's of America,
                Inc.(c)....................  $    1,310,683
     49,700   Krispy Kreme Doughnuts,
                Inc.(a)(c).................       2,196,740
    112,700   Landry's Restaurants,
                Inc. ......................       2,101,855
    131,700   Outback Steakhouse,
                Inc.(c)....................       4,510,725
     19,800   Panera Bread Company -- Class
                A(c).......................       1,030,392
     53,400   Papa John's International,
                Inc.(c)....................       1,467,432
    133,800   Rare Hospitality
                International, Inc.(c).....       3,015,852
    953,200   Ruby Tuesday, Inc. ..........      19,664,516
    101,900   Ryan's Family Steak Houses,
                Inc.(c)....................       2,206,135
                                             --------------
                                                 55,191,060
                                             --------------
              RETAIL: SUPERMARKET -- 0.35%
     66,400   Casey's General Stores,
                Inc. ......................         989,360
    148,000   Pathmark Stores, Inc.(c).....       3,649,680
                                             --------------
                                                  4,639,040
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.82%
     26,400   Electro Scientific
                Industries, Inc.(c)........         792,264
     17,000   FEI Company(c)...............         535,670
     23,900   Fisher Scientific
                International, Inc.(c).....         697,880
     19,600   FLIR Systems, Inc.(c)........         743,232
     57,100   Itron, Inc.(a)(c)............       1,730,130
     39,900   MagneTek, Inc.(c)............         359,499
     22,100   Mettler-Toledo International,
                Inc.(c)....................       1,145,885
     72,900   Photon Dynamics, Inc.(c).....       3,327,885
    110,900   Seitel, Inc.(c)..............       1,508,240
                                             --------------
                                                 10,840,685
                                             --------------
              SEMICONDUCTORS -- 4.64%
     82,700   Actel Corp.(c)...............       1,646,557
    404,700   Alpha Industries,
                Inc.(a)(c).................       8,822,460
     31,600   Artisan Components,
                Inc.(c)....................         499,280
     87,900   AstroPower, Inc.(a)(c).......       3,553,797
    144,800   Axcelis Technologies,
                Inc.(c)....................       1,866,472
     59,800   Cohu, Inc. ..................       1,181,050
    196,800   Cypress Semiconductor
                Corp.(c)...................       3,922,224
    151,000   DuPont Photomasks, Inc.(c)...       6,560,950
    121,100   ESS Technology, Inc.(c)......       2,574,586

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     67,800   FSI International, Inc.(c)...  $      625,116
     19,200   Kulicke and Soffa Industries,
                Inc.(c)....................         329,280
    107,350   LTX Corp.(a)(c)..............       2,247,909
     34,900   Microsemi Corp.(c)...........       1,036,530
     70,000   Microtune, Inc.(c)...........       1,642,200
    149,100   Monolithic System Technology,
                Inc.(a)(c).................       3,071,460
     52,200   Nanometrics, Inc.(c).........       1,012,680
     33,200   Numerical Technologies,
                Inc.(a)(c).................       1,168,640
    145,600   O2Micro International,
                Ltd.(c)....................       3,501,680
    102,500   Pericom Semiconductor
                Corp.(c)...................       1,486,250
    100,200   PLX Technology, Inc.(c)......       1,263,522
    138,300   Power Integrations,
                Inc.(a)(c).................       3,158,772
    118,000   Sage, Inc.(c)................       4,374,260
     43,700   Silicon Laboratories,
                Inc.(a)(c).................       1,473,127
     43,500   Xicor, Inc.(c)...............         482,850
    118,950   Zoran Corp.(c)...............       3,882,528
                                             --------------
                                                 61,384,180
                                             --------------
              STORAGE -- 0.48%
    162,700   Mobile Mini, Inc.(c).........       6,364,824
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
              SERVICES -- 4.32%
    199,700   Aether Systems, Inc.(a)(c)...       1,837,240
    391,277   Aeroflex, Inc.(c)............       7,406,874
     34,800   AirGate PCS, Inc.(c).........       1,585,140
     42,600   Alamosa Holdings, Inc.(c)....         508,218
    130,500   Anaren Microwave, Inc.(c)....       2,260,260
     45,400   Anixter International,
                Inc.(a)(c).................       1,317,054
     50,600   Audiovox Corp. -- Class
                A(c).......................         377,476
     23,400   Belden, Inc. ................         551,070
    275,450   Boston Communications Group,
                Inc.(c)....................       3,126,357
     85,700   Centennial Communications
                Corp. -- Class A(c)........         877,568
     94,000   Commonwealth Telephone
                Enterprises, Inc.(c).......       4,277,000
    467,950   Dobson Communications
                Corp. -- Class A(c)........       3,996,293
    157,900   EMS Technologies, Inc.(c)....       2,539,032
     69,600   General Cable Corp. .........         911,760
     61,800   General Communications,
                Inc. -- Class A(c).........         527,154

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
              (CONTINUED)
     33,900   Harmonic, Inc.(c)............  $      407,478
     14,800   Metro One Telecommunications,
                Inc.(a)(c).................         447,700
    102,400   NMS Communications
                Corp.(c)...................         493,568
    106,200   NTELOS, Inc.(a)(c)...........       1,645,038
    206,130   Price Communications
                Corp.(c)...................       3,935,022
    151,200   Rural Cellular Corp. -- Class
                A(a)(c)....................       3,364,200
    157,500   SBA Communications
                Corp.(a)(c)................       2,050,650
    215,350   Somera Communications,
                Inc.(c)....................       1,625,892
    289,400   SpectraLink Corp.(c).........       4,957,422
    407,300   Spectrasite Holdings,
                Inc.(a)(c).................       1,462,207
    206,700   SymmetriCom, Inc.(c).........       1,572,987
    237,600   UbiquiTel, Inc.(c)...........       1,770,120
    131,900   US Unwired, Inc. -- Class
                A(c).......................       1,342,742
                                             --------------
                                                 57,173,522
                                             --------------
              TRANSPORTATION: FREIGHT -- 1.95%
    430,000   Airborne, Inc. ..............       6,376,900
     35,000   Alexander & Baldwin, Inc. ...         934,500
    148,700   CNF, Inc. ...................       4,988,885
    217,000   EGL, Inc.(a)(c)..............       3,027,150
     84,100   Overseas Shipholding Group,
                Inc. ......................       1,892,250
     96,200   Petroleum Helicopters,
                Inc.(c)....................       1,890,330
    264,127   Pittston Brink's Group.......       5,837,207
     65,000   Sea Containers, Ltd. ........         889,200
                                             --------------
                                                 25,836,422
                                             --------------
              TRANSPORTATION: SERVICES -- 0.35%
     93,600   Offshore Logistics,
                Inc.(c)....................       1,662,336
    131,900   Ryder System, Inc. ..........       2,921,585
                                             --------------
                                                  4,583,921
                                             --------------
              UTILITIES: ELECTRIC -- 1.24%
     59,300   Cleco Corp. .................       1,302,821
     89,300   Covanta Energy Corp.(c)......         403,636
    871,700   El Paso Electric
                Company(c).................      12,639,650
    113,600   FuelCell Energy,
                Inc.(a)(c).................       2,060,704
                                             --------------
                                                 16,406,811
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES: GAS -- 0.34%
     47,700   AGL Resources, Inc. .........  $    1,098,054
     32,200   Peoples Energy Corp. ........       1,221,346
     71,000   UGI Corp.(a).................       2,144,200
                                             --------------
                                                  4,463,600
                                             --------------
              TOTAL COMMON STOCK
              (Cost $1,089,400,350)........   1,270,973,439
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.47%
  6,233,817   Merrimac Cash Fund -- Premium
                Class(b)
                (Cost $6,233,817)..........       6,233,817
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 6.31%
$ 7,083,885   American Express Centurion
                Bank, 1.89%, 01/22/02(b)...       7,083,885
 32,585,863   Bank of Nova Scotia, 2.04%,
                02/15/02(b)................      32,585,863
 17,101,323   Bayerische HypoVereinsbank,
                1.92%, 02/05/02(b).........      17,101,323
  4,250,331   Bayerische HypoVereinsbank,
                1.81%, 03/18/02(b).........       4,250,331
  7,083,885   BNP Paribas, 1.84%,
                01/09/02(b)................       7,083,885
  8,500,659   Credit Agricole Indosuez,
                1.70%, 01/07/02(b).........       8,500,659
  5,456,492   Fleet National Bank, 1.95%,
                01/02/02(b)................       5,456,492
  1,416,778   Royal Bank Of Canada, 1.69%,
                01/07/02(b)................       1,416,778
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $83,479,216)...........      83,479,216
                                             --------------
              SHORT TERM CORPORATE NOTES -- 8.32%
 35,419,420   Credit Suisse First Boston
                Corp., Floating Rate,
                1.98%(+), 05/07/02(b)......      35,419,420
 10,956,063   First Union National Bank,
                Floating Rate, 1.54%(+),
                03/12/02(b)................      10,956,063
  4,737,531   Goldman Sachs Group, Inc.,
                Floating Rate, 1.54%(+),
                02/05/02(b)................       4,737,531
  5,667,107   Merrill Lynch & Company,
                Floating Rate, 1.64%(+),
                11/26/02(b)................       5,667,107
 21,251,651   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 01/03/02(b)......      21,251,651

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 4,250,331   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.61%(+), 05/09/02(b)......  $    4,250,331
 27,835,535   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                1.93%(+), 06/28/02(b)......      27,835,535
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $110,117,638)....     110,117,638
                                             --------------
              TOTAL SECURITIES (Cost
              $1,289,231,021)..............   1,470,804,110
                                             --------------
              REPURCHASE AGREEMENTS -- 4.52%
    149,474   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $149,486 (Collateralized by
                Fannie Mae, 5.801%, due
                06/01/06, with a value of
                $156,948)..................         149,474
  7,123,778   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 0.55%, due
                01/02/02, repurchase
                proceeds at maturity
                $7,123,996 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $7,274,728).......       7,123,778
  8,146,833   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $8,147,467 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 6.194%, due
                06/01/29, with a value of
                $8,554,575)(e).............       8,146,833
 11,126,982   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $11,127,848 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 7.045%, due
                05/01/28, with a value of
                $11,683,398)...............      11,126,982

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$13,300,922   With Morgan Stanley Dean
                Witter & Company, dated
                12/31/01, 0.55%, due
                01/02/02, repurchase
                proceeds at maturity
                $13,301,328 (Collateralized
                by U.S. Treasury Notes,
                7.25%, due 05/15/04, with a
                value of $13,575,845)......  $   13,300,922
 19,985,119   With Investors Bank & Trust,
                dated 12/31/01, 1.40%, due
                01/02/02, repurchase
                proceeds at maturity
                $19,986,673 (Collateralized
                by Fannie Mae, 6.00%, due
                06/25/29, with a value of
                $20,984,375)...............      19,985,119
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $59,833,108)...........      59,833,108
                                             --------------
              Total Investments -- 115.67%
              (Cost $1,349,064,129)........   1,530,637,218
              Liabilities less other
              assets -- (15.67)%...........    (207,413,378)
                                             --------------
              NET ASSETS -- 100.00%........  $1,323,223,840
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $1,304,094,636.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.......  $  260,492,571
    Gross unrealized depreciation.......     (93,783,097)
                                          --------------
    Net unrealized appreciation.........  $  166,709,474
                                          ==============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(d) At December 31, 2001, the Portfolio held a restricted security amounting to 0.128% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.
(e) A portion of this security is segregated as initial margin for futures contracts.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK -- 98.64%
                        CHEMICALS -- 2.13%
         100,000        Cabot Microelectronics
                          Corp.(a)(c).................  $   7,925,000
                                                        -------------
                        COMPUTER SOFTWARE AND SERVICES -- 14.33%
          80,000        Affiliated Computer Services,
                          Inc. -- Class A(a)(c).......      8,490,400
         247,470        ATI Technologies, Inc.(c).....      3,142,869
         325,000        Cadence Design Systems,
                          Inc.(c).....................      7,124,000
         220,000        Check Point Software
                          Technologies, Ltd.(a)(c)....      8,775,800
         194,500        Numerical Technologies,
                          Inc.(a)(c)..................      6,846,400
         200,000        Open Text Corp.(a)(c).........      5,912,000
         210,000        PeopleSoft, Inc.(c)...........      8,442,000
          70,000        Symantec Corp.(a)(c)..........      4,643,100
                                                        -------------
                                                           53,376,569
                                                        -------------
                        CONSUMER GOODS AND SERVICES -- 1.47%
         100,000        Mohawk Industries,
                          Inc.(a)(c)..................      5,488,000
                                                        -------------
                        ELECTRONICS -- 4.50%
         350,000        Flextronics International,
                          Inc.(c).....................      8,396,500
         221,000        FLIR Systems, Inc.(c).........      8,380,320
                                                        -------------
                                                           16,776,820
                                                        -------------
                        ENVIRONMENTAL MANAGEMENT SERVICES -- 0.98%
          60,000        Stericycle, Inc.(c)...........      3,652,800
                                                        -------------
                        FINANCIAL SERVICES -- 6.31%
         145,000        Citigroup, Inc. ..............      7,319,600
         346,000        Concord EFS, Inc.(a)(c).......     11,341,880
          90,000        MBIA, Inc. ...................      4,826,700
                                                        -------------
                                                           23,488,180
                                                        -------------
                        FOOD AND BEVERAGES -- 6.15%
         200,000        Archer-Daniels-Midland
                          Company.....................      2,870,000
         130,000        Constellation Brands,
                          Inc. -- Class A(c)..........      5,570,500
         400,000        Fleming Companies, Inc. ......      7,400,000
         300,000        Pepsi Bottling Group, Inc. ...      7,050,000
                                                        -------------
                                                           22,890,500
                                                        -------------
                        INTERNET -- 4.74%
         125,000        eBay, Inc.(a)(c)..............      8,362,500
         360,000        Network Associates,
                          Inc.(a)(c)..................      9,306,000
                                                        -------------
                                                           17,668,500
                                                        -------------

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK (CONTINUED)
                        LEISURE AND RECREATION -- 2.20%
         120,000        International Game
                          Technology(c)...............  $   8,196,000
                                                        -------------
                        MANUFACTURING -- 4.94%
          57,000        SPX Corp.(a)(c)...............      7,803,300
         180,000        Tyco International, Ltd. .....     10,602,000
                                                        -------------
                                                           18,405,300
                                                        -------------
                        MEDICAL AND OTHER HEALTH SERVICES -- 2.14%
         115,000        Trigon Healthcare, Inc.(c)....      7,986,750
                                                        -------------
                        MEDICAL EQUIPMENT AND SUPPLIES -- 6.26%
          85,455        Biomet, Inc. .................      2,640,559
         255,000        Cytyc Corp.(c)................      6,655,500
         195,000        Henry Schein, Inc. ...........      7,220,850
         110,000        Invitrogen Corp.(a)(c)........      6,812,300
                                                        -------------
                                                           23,329,209
                                                        -------------
                        OIL, COAL AND GAS -- 1.27%
         270,000        XTO Energy, Inc.(a)...........      4,725,000
                                                        -------------
                        PHARMACEUTICALS -- 17.11%
         280,000        AdvancePCS(c).................      8,218,000
         118,000        Forest Laboratories,
                          Inc.(c).....................      9,670,100
         410,000        IVAX Corp.(a)(c)..............      8,257,400
         356,000        King Pharmaceuticals,
                          Inc.(c).....................     14,998,280
         155,000        Priority Healthcare Corp. --
                          Class B(c)..................      5,454,450
         325,000        SICOR, Inc.(c)................      5,096,000
         155,000        Taro Pharmaceutical
                          Industries, Ltd.(c).........      6,192,250
          95,000        Teva Pharmaceutical
                          Industries, Ltd.(ADR)(a)....      5,854,850
                                                        -------------
                                                           63,741,330
                                                        -------------
                        RETAIL -- 7.15%
         155,000        BJ's Wholesale Club,
                          Inc.(c).....................      6,835,500
          90,000        Bed Bath & Beyond, Inc.(c)....      3,051,000
         418,250        Circuit City Stores, Inc. --
                          CarMax Group(a)(c)..........      9,511,005
         220,000        Michaels Stores, Inc.(c)......      7,249,000
                                                        -------------
                                                           26,646,505
                                                        -------------
                        RETAIL: RESTAURANT -- 1.80%
         225,000        Brinker International,
                          Inc.(c).....................      6,696,000
                                                        -------------
                        RETAIL: SUPERMARKETS -- 1.30%
         232,470        Kroger Company(c).............      4,851,649
                                                        -------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                               VALUE
       ------                                           -------------
                        COMMON STOCK (CONTINUED)
                        SCIENTIFIC EQUIPMENT -- 1.65%
         190,000        Varian, Inc.(a)(c)............  $   6,163,600
                                                        -------------
                        SEMICONDUCTORS -- 8.11%
         150,000        Genesis Microchip,
                          Inc.(a)(c)..................      9,918,000
         215,000        Intel Corp. ..................      6,761,750
         280,000        Intermagnetics General
                          Corp.(c)....................      7,252,000
         200,000        Photronics, Inc.(a)(c)........      6,270,000
                                                        -------------
                                                           30,201,750
                                                        -------------
                        TELECOMMUNICATIONS EQUIPMENT AND
                        SERVICES -- 3.00%
         185,000        Polycom, Inc.(a)(c)...........      6,364,000
         250,000        RF Micro Devices,
                          Inc.(a)(c)..................      4,807,500
                                                        -------------
                                                           11,171,500
                                                        -------------
                        UTILITIES: ELECTRIC -- 1.10%
         245,000        Calpine Corp.(a)(c)...........      4,113,550
                                                        -------------
                        TOTAL COMMON STOCK (Cost
                        $344,127,663).................    367,494,512
                                                        -------------
                        REGULATED INVESTMENT COMPANY -- 0.89%
       3,324,222        Merrimac Cash Fund -- Premium
                          Class(b) (Cost
                          $3,324,222).................      3,324,222
                                                        -------------
   PRINCIPAL
   ---------
                        TIME DEPOSITS -- 12.11%
     $ 3,777,525        American Express Centurion
                          Bank, 1.89%, 01/22/02(b)....      3,777,525
      18,326,615        Bank of Novia Scotia, 2.04%,
                          02/15/02(b).................     18,326,615
       9,066,060        Bayerische Hypo Vereinsbank,
                          1.92%, 02/05/02(b)..........      9,066,060
       2,266,515        Bayerische Hypo Vereinsbank,
                          1.81%, 03/18/02(b)..........      2,266,515
       3,777,525        BNP Paribas I, 1.84%,
                          01/09/02(b).................      3,777,525
       4,533,030        Credit Agricole Indosuez,
                          1.70%, 01/07/02(b)..........      4,533,030
       2,601,851        Fleet National Bank, 1.95%,
                          01/02/02(b).................      2,601,851
         755,505        Royal Bank of Canada, 1.69%,
                          01/07/02(b).................        755,505
                                                        -------------
                        TOTAL TIME DEPOSITS (Cost
                        $45,104,626)..................     45,104,626
                                                        -------------
                        SHORT TERM CORPORATE NOTES -- 15.60%
      18,887,625        Credit Suisse First Boston
                          Corp., Floating Rate,
                          1.98%(+), 05/07/02(b).......     18,887,625
       3,014,888        First Union National Bank,
                          Floating Rate, 1.54%(+),
                          03/12/02(b).................      3,014,888

      PRINCIPAL                                             VALUE
      ---------                                         -------------
                        SHORT TERM CORPORATE NOTES (CONTINUED)
     $ 2,498,373        Goldman Sachs Group, Inc.,
                          Floating Rate, 1.54%(+),
                          02/05/02(b).................  $   2,498,373
       3,022,020        Merrill Lynch & Company,
                          Floating Rate, 1.64%(+),
                          11/26/02(b).................      3,022,020
      11,332,575        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.93%(+), 01/03/02(b).......     11,332,575
       2,266,515        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.61%(+), 05/09/02(b).......      2,266,515
      17,110,100        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          1.93%(+), 06/28/02(b).......     17,110,100
                                                        -------------
                        TOTAL SHORT TERM CORPORATE
                        NOTES (Cost $58,132,096)......     58,132,096
                                                        -------------
                        TOTAL SECURITIES
                        (Cost $450,688,607)...........    474,055,456
                                                        -------------
                        REPURCHASE AGREEMENT -- 1.44%
       5,388,725        With Investors Bank & Trust,
                          dated 12/31/01, 1.40%, due
                          01/02/02, repurchase
                          proceeds at maturity
                          $5,389,144 (Collateralized
                          by Fannie Mae, 7.44%, due
                          04/01/28, with a value of
                          $5,658,922)
                          (Cost $5,388,725)...........      5,388,725
                                                        -------------
                        Total Investments -- 128.68%
                        (Cost $456,077,332)...........    479,444,181
                        Liabilities less other
                        assets -- (28.68%)............   (106,865,048)
                                                        -------------
                        NET ASSETS -- 100.00%.........  $ 372,579,133
                                                        =============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $451,051,098.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 45,441,996
    Gross unrealized depreciation.........   (22,437,638)
                                            ------------
    Net unrealized appreciation...........  $ 23,004,358
                                            ============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipt.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 92.50%
             AEROSPACE -- 0.52%
$  515,000   Alliant Techsystems, Inc.,
               8.50%, 05/15/11...............  $    535,600
   175,000   Sequa Corp., 8.875%, 04/01/08...       163,625
   215,000   Sequa Corp., 9.00%, 08/01/09....       203,175
                                               ------------
                                                    902,400
                                               ------------
             AIRLINES -- 1.82%
 1,080,000   American Airlines -- 144A,
               7.80%, 10/01/06...............     1,058,400
 1,200,000   Dunlop Stand Aero Holdings,
               11.875%, 05/15/09.............     1,212,000
 1,080,000   Northwest Airlines, Inc.,
               8.875%, 06/01/06..............       890,233
                                               ------------
                                                  3,160,633
                                               ------------
             APPAREL -- 0.66%
 1,080,000   William Carter -- 144A, 10.875%,
               08/15/11......................     1,155,600
                                               ------------
             AUTOMOTIVE PARTS AND EQUIPMENT -- 1.73%
   560,000   Collins & Aikman Products --
               144A, 10.75%, 12/31/11........       561,400
   980,000   CSK Auto, Inc. -- 144A, 12.00%,
               06/15/06......................       987,350
   500,000   Delco Remy International, Inc.,
               11.00%, 05/01/09..............       510,000
 1,000,000   Universal Compression, Inc.,
               zero coupon, 02/15/08(1)......       950,000
                                               ------------
                                                  3,008,750
                                               ------------
             BROADCAST SERVICES/MEDIA -- 13.26%
 1,450,000   Acme Television, Series B,
               10.875%, 09/30/04.............     1,393,813
 2,420,000   Adelphia Communications, 10.25%,
               11/01/06......................     2,468,400
   805,000   Belo Corp., 8.00%, 11/01/08.....       822,181
   825,000   Charter Communication Holdings,
               10.75%, 10/01/09..............       870,375
 1,650,000   Charter Communication Holdings,
               10.25%, 01/15/10..............     1,691,250
 2,500,000   Charter Communication Holdings,
               10.00%, 05/15/11..............     2,543,750
 2,550,000   Emmis Communications, zero
               coupon, 03/15/11(1)...........     1,542,750
   500,000   Granite Broadcasting Corp.,
               10.375%, 05/15/05.............       440,000
 1,500,000   Granite Broadcasting Corp.,
               8.875%, 05/15/08..............     1,200,000

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             BROADCAST SERVICES/MEDIA (CONTINUED)
$1,970,000   Insight Communications, zero
               coupon, 02/15/11(1)...........  $  1,162,300
 1,245,000   Mediacom LLC, 9.50%, 01/15/13...     1,291,687
   420,000   Mediacom Broadband LLC -- 144A,
               11.00%, 07/15/13..............       460,950
 1,000,000   Pegasus Communications, Series
               B, 9.625%, 10/15/05...........       900,000
   250,000   Pegasus Communications, Series
               B, 9.75%, 12/01/06............       225,000
   285,000   Pegasus Satellite, 12.375%,
               08/01/06......................       279,300
 2,100,000   Sinclair Broadcast Group,
               10.00%, 09/30/05..............     2,169,993
 2,192,000   Spectrasite Holdings, Inc., zero
               coupon, 04/15/09(1)...........       569,920
   250,000   Spectrasite Holdings, Inc.,
               6.75%, 11/15/10...............       106,563
   800,000   Telemundo Holdings, Inc., Series
               B, zero coupon, 08/15/08(1)...       752,000
   700,000   Telemundo Holdings,
               Inc. -- 144A, zero coupon,
               08/15/08(1)...................       658,000
   115,000   Telewest Communications PLC,
               9.625%, 10/01/06..............        78,775
 2,005,000   Telewest Communications PLC,
               11.00%, 10/01/07..............     1,443,600
                                               ------------
                                                 23,070,607
                                               ------------
             CHEMICALS -- 6.06%
   645,000   Airgas, Inc., 9.125%,
               10/01/11......................       680,475
 2,885,000   Avecia Group PLC, 11.00%,
               07/01/09......................     2,755,175
   350,000   Ferro Corp., 9.125%, 01/01/09...       359,871
   720,000   Hercules, Inc., 11.125%,
               11/15/07......................       752,400
 1,000,000   Huntsman Corp. -- 144A, 9.50%,
               07/01/07......................       185,000
 1,175,000   Huntsman ICI Chemicals, 10.125%,
               07/01/09......................     1,128,000
   550,000   Lyondell Chemical Company,
               Series A, 9.625%, 05/01/07....       555,500
 1,000,000   Lyondell Chemical Company,
               Series B, 9.875%, 05/01/07....     1,005,000
   700,000   Lyondell Chemical Company --
               144A, 9.50%, 12/15/08.........       693,000
   360,000   Macdermid, Inc. -- 144A, 9.125%,
               07/15/11......................       369,000
   750,000   Noveon, Inc., Series B, 11.00%,
               02/28/11......................       787,500

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             CHEMICALS (CONTINUED)
$1,120,000   Olin Corp., 9.125%, 12/15/11....  $  1,132,823
   140,000   OM Group, Inc. -- 144A, 9.25%,
               12/15/11......................       142,800
                                               ------------
                                                 10,546,544
                                               ------------
             COMMERCIAL SERVICES -- 1.40%
   575,000   Coinmach Corp., Series D,
               11.75%, 11/15/05..............       589,375
   600,000   Flag, Ltd., 8.25%, 01/30/08.....       408,000
 1,425,000   Pierce Leahy Command Company,
               8.125%, 05/15/08..............     1,439,250
                                               ------------
                                                  2,436,625
                                               ------------
             CONSTRUCTION -- 1.48%
 1,700,000   Nortek, Inc., Series B, 9.875%,
               06/15/11......................     1,683,000
   860,000   Ryland Group, 9.125%,
               06/15/11......................       890,100
                                               ------------
                                                  2,573,100
                                               ------------
             CONSUMER GOODS AND SERVICES -- 4.18%
   125,000   Amscan Holdings, Inc., 9.875%,
               12/15/07......................        99,375
   910,000   Fedders North America, 9.375%,
               08/15/07......................       666,575
    70,000   Fedders North America, Series B,
               9.375%, 08/15/07..............        51,275
   200,000   Kappa Beheer BV, 10.625%,
               07/15/09......................       216,000
 1,700,000   Playtex Products, Inc., 9.375%,
               06/01/11......................     1,793,500
   495,000   Resolution Performance -- 144A,
               13.50%, 11/15/10..............       539,550
   420,000   Revlon Consumer
               Products -- 144A, 12.00%,
               12/01/05......................       417,375
 1,500,000   Riverwood International,
               10.875%, 04/01/08.............     1,522,500
 1,565,000   Stone Container, 9.25%,
               02/01/08......................     1,651,075
   285,000   Weight Watchers International,
               Inc., 13.00%, 10/01/09........       327,750
                                               ------------
                                                  7,284,975
                                               ------------
             ELECTRONICS -- 0.44%
   415,000   Flextronics International, Ltd.,
               9.875%, 07/01/10..............       435,750
   350,000   Solectron Corp., zero coupon,
               05/08/20......................       185,062
   350,000   Solectron Corp., zero coupon,
               11/20/20......................       147,000
                                               ------------
                                                    767,812
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             ENVIRONMENTAL MANAGEMENT SERVICES -- 2.67%
$  500,000   Allied Waste North America
               Industries, Inc., Series B,
               8.875%, 04/01/08..............  $    515,000
 1,250,000   Allied Waste North America
               Industries, Inc., Series B,
               7.875%, 01/01/09..............     1,225,000
 2,075,000   Allied Waste North America
               Industries, Inc., Series B,
               10.00%, 08/01/09..............     2,137,250
   650,000   Stericycle, Inc., Series B,
               12.375%, 11/15/09.............       776,750
                                               ------------
                                                  4,654,000
                                               ------------
             FINANCE -- 0.29%
   525,000   Ford Motor Credit Company,
               7.25%, 10/25/11...............       510,891
                                               ------------
             FOOD AND BEVERAGE -- 3.94%
 1,040,000   Dean Foods Company, 8.15%,
               08/01/07......................     1,066,995
 1,750,000   Great Atlantic & Pacific Tea,
               9.125%, 12/15/11..............     1,754,375
   187,000   New World Pasta Company, 9.25%,
               02/15/09......................       170,170
   110,000   Luigino's, Inc., 10.00%,
               02/01/06......................       107,800
 1,700,000   Michael Foods, Series B, 11.75%,
               04/01/11......................     1,836,000
   415,000   Pilgrim's Pride Corp., 9.625%,
               09/15/11......................       441,975
 1,000,000   Premier International Foods PLC,
               12.00%, 09/01/09..............     1,045,000
   420,000   Smithfield Foods, Inc. -- 144A,
               8.00%, 10/15/09...............       432,600
                                               ------------
                                                  6,854,915
                                               ------------
             FUNERAL SERVICES -- 0.77%
   600,000   Service Corp. International,
               6.00%, 12/15/05...............       522,000
   750,000   Stewart Enterprises, 10.75%,
               07/01/08......................       817,500
                                               ------------
                                                  1,339,500
                                               ------------
             INDUSTRIAL -- 0.70%
 1,380,000   Muzak LLC, 9.875%, 03/15/09.....     1,214,400
                                               ------------
             INSURANCE -- 0.31%
   525,000   Willis Coroon Corp., 9.00%,
               02/01/09......................       546,000
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             LEISURE AND RECREATION -- 11.60%
$  350,000   Ameristar Casinos, Inc., 10.75%,
               02/15/09......................  $    378,000
 1,750,000   Anchor Gaming Company, 9.875%,
               10/15/08......................     1,916,250
   210,000   Argosy Gaming Company, 9.00%,
               09/01/11......................       219,450
   160,000   Boyd Gaming Corp., 9.25%,
               10/01/03......................       163,200
 1,000,000   Boyd Gaming Corp., 9.50%,
               07/15/07......................       987,500
 1,500,000   Hollywood Casino Shreveport,
               13.00%, 08/01/06..............     1,417,500
    20,000   Hollywood Casino Corp., 11.25%,
               05/01/07......................        21,625
   370,000   Majestic Star LLC, Series B,
               10.875%, 07/01/06.............       358,900
   150,000   Mandalay Resort Group, Series B,
               10.25%, 08/01/07..............       155,625
   300,000   Mandalay Resort Group, 9.50%,
               08/01/08......................       314,250
   605,000   MGM Mirage, Inc., 9.75%,
               06/01/07......................       633,738
 1,380,000   MGM Mirage, Inc., 8.50%,
               09/15/10......................     1,410,309
 1,800,000   Park Place Entertainment Corp.,
               7.875%, 12/15/05..............     1,793,250
   125,000   Park Place Entertainment Corp.,
               8.875%, 09/15/08..............       127,344
 2,095,000   Penn National Gaming, Inc.,
               Series B, 11.125%, 03/01/08...     2,210,225
 1,200,000   Six Flags Entertainment, 8.875%,
               04/01/06......................     1,206,000
   140,000   Six Flags, Inc., 9.25%,
               04/01/06......................       140,700
 2,450,000   Six Flags, Inc., 9.75%,
               06/15/07......................     2,486,750
    70,000   Six Flags, Inc., 9.50%,
               02/01/09......................        70,437
 2,000,000   Sun International Hotels,
               8.875%, 08/15/11..............     1,885,000
 2,024,000   Waterford Gaming LLC -- 144A,
               9.50%, 03/15/10...............     2,074,600
   220,000   Wheeling Island Gaming -- 144A,
               10.125%, 12/15/09.............       223,300
                                               ------------
                                                 20,193,953
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MACHINERY -- 1.82%
$  695,000   Flowserve Corp., 12.25%,
               08/15/10......................  $    774,925
 1,000,000   Terex Corp., 10.375%,
               04/01/01......................     1,040,000
 1,350,000   Terex Corp. -- 144A, 9.25%,
               07/15/11......................     1,350,000
                                               ------------
                                                  3,164,925
                                               ------------
             MANUFACTURING -- 3.40%
   845,000   Briggs & Stratton, 8.875%,
               03/15/11......................       883,025
   610,000   Crown Cork & Seal, 7.125%,
               09/01/02......................       414,800
 1,575,000   Dresser, Inc., 9.375%,
               04/15/11......................     1,606,500
   140,000   Grey Wolf, Inc., 8.875%,
               07/01/07......................       136,500
   995,000   Tekni-Plex, Inc., Series B,
               12.75%, 06/15/10..............       965,150
 1,305,000   Transdigm, Inc., 10.375%,
               12/01/08......................     1,265,850
   850,000   Venture Holdings Trust, Series
               B, 9.50%, 07/01/05............       646,000
                                               ------------
                                                  5,917,825
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.66%
 1,045,000   Davita, Inc., Series B, 9.25%,
               04/15/11......................     1,097,250
   750,000   HCA-Healthcare Company, 8.75%,
               09/01/10......................       810,000
   275,000   Magellan Health
               Services -- 144A, 9.375%,
               11/15/07......................       279,125
   560,000   Magellan Health Services, 9.00%,
               02/15/08......................       498,400
   370,000   Select Medical Corp., 9.50%,
               06/15/09......................       368,150
 1,500,000   Vanguard Health Systems -- 144A,
               9.75%, 08/01/11...............     1,575,000
                                               ------------
                                                  4,627,925
                                               ------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 1.71%
   560,000   Alaris Medical Systems -- 144A,
               11.625%, 12/01/06.............       604,800
   750,000   Alliance Imaging, 10.375%,
               04/15/11......................       795,000
 1,100,000   Fresenius Medical Capital Trust
               I, 9.00%, 12/01/06............     1,133,000
   435,000   Insight Health Services -- 144A,
               9.875%, 11/01/11..............       450,225
                                               ------------
                                                  2,983,025
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
         v   OIL, COAL AND GAS -- 6.33%
$  250,000   Abraxas Petroleum, 12.875%,
               03/15/03......................  $    252,500
   630,000   AmeriGas Partners LP, 8.875%,
               05/20/11......................       648,900
 1,600,000   Chesapeake Energy Corp., Series
               B, 8.50%, 03/15/12............     1,572,000
 1,340,000   Comstock Resources, Inc.,
               11.25%, 05/01/07..............     1,326,600
   540,000   Hanover Equipment Trust -- 144A,
               8.75%, 09/01/11...............       558,900
   700,000   Luscar Coal, Ltd. -- 144A,
               9.75%, 10/15/11...............       724,500
   600,000   Parker Drilling Corp., Series D,
               9.75%, 11/15/06...............       597,000
   140,000   Pennzoil-Quaker State -- 144A,
               10.00%, 11/01/08..............       146,300
 2,375,000   Plains Resources, Inc., Series
               F, 10.255%, 03/15/06..........     2,398,750
 1,325,000   Pride International, Inc.,
               10.00%, 06/01/09..............     1,437,625
   440,000   Ram Energy, Inc., 11.50%,
               02/15/08......................       325,600
 1,085,000   Sesi LLC, 8.875%, 05/15/11......     1,019,900
                                               ------------
                                                 11,008,575
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.66%
   700,000   Bowater Canada Finance -- 144A,
               7.95%, 11/15/11...............       717,567
   405,000   Caraustar Industries, Inc.,
               9.875%, 04/01/11..............       423,225
                                               ------------
                                                  1,140,792
                                               ------------
             PUBLISHING -- 0.11%
   195,000   Hollinger International
               Publishing, 9.25%, 03/15/07...       193,294
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.78%
   500,000   Felcor Lodging LP, 8.50%,
               06/01/11......................       480,000
   875,000   Host Marriott LP -- 144A, 9.50%,
               01/15/07......................       876,094
                                               ------------
                                                  1,356,094
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             RESTAURANTS -- 1.30%
$1,110,000   AFC Enterprises, 10.25%,
               05/15/07......................  $  1,171,050
 1,000,000   New World Coffee -- 144A,
               14.00%, 06/15/03..............       955,000
   135,000   Sbarro, Inc., 11.00%,
               09/15/09......................       129,600
                                               ------------
                                                  2,255,650
                                               ------------
             RETAIL -- 1.25%
   400,000   Advance Stores Company, Inc. --
               144A, 10.25%, 04/15/08........       406,000
   735,000   Gap, Inc. -- 144A, 8.80%,
               12/15/08......................       643,112
   245,000   Ingles Markets, Inc. -- 144A,
               8.875%, 12/01/11..............       240,712
   900,000   Pantry, Inc., 10.25%,
               10/15/07......................       884,250
                                               ------------
                                                  2,174,074
                                               ------------
             SCIENTIFIC EQUIPMENT -- 1.83%
 2,100,000   Fisher Scientific International,
               9.00%, 02/01/08...............     2,152,500
 1,000,000   Fisher Scientific International,
               9.00%, 02/01/08...............     1,025,000
                                               ------------
                                                  3,177,500
                                               ------------
             SEMICONDUCTORS -- 2.12%
   385,000   Amkor Technologies, Inc., 9.25%,
               05/01/06......................       367,675
   525,000   Amkor Technologies, Inc., 9.25%,
               02/15/08......................       496,125
   855,000   Chippac International, Ltd.,
               Series B, 12.75%, 08/01/09....       786,600
 1,090,000   Fairchild Semiconductor,
               10.125%, 03/15/07.............     1,117,250
   870,000   Fairchild Semiconductor, 10.50%,
               02/01/09......................       924,375
                                               ------------
                                                  3,692,025
                                               ------------
             SPECIAL PURPOSE ENTITY -- 2.19%
 1,300,000   Caithness Coso Funding Corp.,
               Series B, 9.05%, 12/15/09.....     1,326,000
 1,000,000   ONO Finance PLC, 13.00%,
               05/01/09......................       758,750
 1,000,000   ONO Finance PLC, 14.00%,
               02/15/11......................       788,750
   882,000   Peabody Energy Corp., Series B,
               8.875%, 05/15/08..............       939,330
                                               ------------
                                                  3,812,830
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
         v   TELECOMMUNICATIONS EQUIPMENT AND
             SERVICES -- 10.64%
$1,230,000   Alamosa Delaware, Inc., 13.625%,
               08/15/11......................  $  1,291,500
 2,000,000   Colt Telecommunications Group
               PLC, zero coupon,
               12/15/06(1)...................     1,760,000
   400,000   Crown Castle International
               Corp., zero coupon,
               11/15/07(1)...................       336,000
 1,700,000   Crown Castle International
               Corp., 10.75%, 08/01/11.......     1,661,750
   275,000   Dobson Communications Corp.,
               10.875%, 07/01/10.............       283,938
    85,000   Echostar DBS Broadband Corp.,
               10.375%, 10/01/07.............        89,037
 1,050,000   Echostar DBS Corp. -- 144A,
               9.125%, 01/15/09..............     1,052,625
   450,000   Flag Telecommunications Holding,
               Ltd., 11.625%, 03/30/10.......       189,000
 2,475,000   Intermedia Communications, Inc.,
               Series B, 9.50%, 03/01/09.....     2,651,344
 1,000,000   IPCS, Inc., zero coupon,
               07/15/10(1)...................       660,000
 1,000,000   IWO Holdings, Inc., 14.00%,
               01/15/11......................     1,030,000
 1,170,000   McCaw International, Ltd., zero
               coupon, 04/15/07(1)...........        58,500
 1,250,000   Nextel Communications, 9.375%,
               11/15/09......................       987,500
 2,000,000   Nextel Partners, Inc., 11.00%,
               03/15/10......................     1,620,000
   130,000   NTL, Inc., 5.75%, 12/15/09......        13,975
   250,000   SBA Communications Corp., zero
               coupon, 03/01/08(1)...........       187,500
   275,000   SBA Communications Corp.,
               10.25%, 02/01/09..............       235,125
    80,000   Spectrasite Holdings, Inc.,
               Series B, 10.75%, 03/15/10....        39,200
   940,000   Telecorp PCS, Inc., 10.625%,
               07/15/10......................     1,090,400
   935,000   Tritel PCS, Inc., 10.375%,
               01/15/11......................     1,070,575
 1,450,000   Triton PCS, Inc., 9.375%,
               02/01/11......................     1,500,750
 1,325,000   Ubiquitel Operating Company,
               zero coupon, 04/15/10(1)......       708,875
                                               ------------
                                                 18,517,594
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TRANSPORTATION -- 0.58%
$  615,000   Hornbeck-Leevac Marine
               Services -- 144A, 10.625%,
               08/01/08......................  $    624,225
   350,000   Kansas City Southern Industries,
               Inc., 9.50%, 10/01/08.........       381,500
                                               ------------
                                                  1,005,725
                                               ------------
             UTILITIES: ELECTRIC -- 3.29%
 2,200,000   AES Corp., 10.25%, 07/15/06.....     1,936,000
   500,000   AES Corp., 9.375%, 09/15/10.....       450,000
   500,000   BRL Universal Equipment, 8.875%,
               02/15/08......................       520,000
   220,000   Calpine Corp., 8.625%,
               08/15/10......................       199,851
   525,000   Calpine Corp., 8.50%,
               02/15/11......................       477,733
   750,000   CMS Energy Corp., 9.875%,
               10/15/07......................       795,590
 1,310,000   Edison Mission Energy, 10.00%,
               08/15/08......................     1,347,353
                                               ------------
                                                  5,726,527
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $162,619,451).............   160,975,085
                                               ------------
  SHARES
  ------
             PREFERRED STOCK -- 0.93%
       400   Broadwing Communications, Series
               B, 12.50%.....................       261,000
    12,500   CSC Holdings, Inc., Series M,
               11.125%.......................     1,318,750
     1,725   Global Crossing, Ltd., 6.75%....         9,056
        35   Nextel Communications, Inc.,
               Series D, 13.00%..............        20,738
                                               ------------
             TOTAL PREFERRED STOCK
             (Cost $2,168,242)...............     1,609,544
                                               ------------
             WARRANTS -- 0.07%
     1,000   IPCS, Inc. -- 144A, Expires
               07/15/10(a)...................        25,000
     1,000   IWO Holdings, Inc. -- 144A,
               Expires 01/15/11(a)...........        70,000
     1,000   New World Coffee, Expires
               06/15/06(2)(a)................         5,000
     1,000   ONO Finance PLC, Series A,
               Expires 03/16/11(a)...........        10,000
       250   Ubiquitel, Inc. -- 144A, Expires
               04/15/10(a)...................        13,500
                                               ------------
             TOTAL WARRANTS (Cost $3)........       123,500
                                               ------------
             TOTAL SECURITIES
             (Cost $164,787,696).............   162,708,129
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2001

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENT -- 5.42%
$9,429,634   With Morgan Stanley Dean Witter
               & Company, dated 12/31/01,
               0.55%, due 01/02/02,
               repurchase proceeds at
               maturity $9,429,922
               (Collateralized by U.S.
               Treasury Note, 7.25%,
               05/15/04, with a value of
               $9,626,707) (Cost
               $9,429,634)...................  $  9,429,634
                                               ------------
             Total Investments -- 98.92%
             (Cost $174,217,330).............   172,137,763
             Other assets less
             liabilities -- 1.08%............     1,881,702
                                               ------------
             NET ASSETS -- 100.00%...........  $174,019,465
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2001, is $164,888,560.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 5,183,700
    Gross unrealized depreciation..........   (7,364,131)
                                             -----------
    Net unrealized depreciation............  $(2,180,431)
                                             ===========

---------------
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

(2) At December 31, 2001, the Portfolio held a restricted warrant amounting to 0.003% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the warrant.

(a) Non-income producing security.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2001

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS -- 89.90%
                        AEROSPACE -- 0.54%
         762,844        Bae Systems PLC.........  $   3,435,697      UK
                                                  -------------
                        AIRLINES -- 0.64%
         440,000        British Airways
                         PLC(c).................      1,248,544      UK
         393,000        Japan Airlines Company,
                         Ltd. ..................        942,218     JPN
         317,000        Singapore Airlines,
                         Ltd. ..................      1,888,940     SIN
                                                  -------------
                                                      4,079,702
                                                  -------------
                        AUTOMOBILES -- 3.35%
          79,200        Bayerische Motoren Werke
                         AG.....................      2,763,011     GER
         163,700        DaimlerChrysler AG(a)...      7,052,949     GER
         338,300        GKN PLC.................      1,304,586      UK
         612,000        Mitsubishi Motors
                         Corp.(c)...............      1,037,340     JPN
         922,000        Nissan Motor Company,
                         Ltd. ..................      4,892,685     JPN
          37,200        PSA Peugeot
                         Citroen(c).............      1,582,860     FRA
         233,000        Suzuki Motor Corp. .....      2,551,140     FRA
                                                  -------------
                                                     21,184,571
                                                  -------------
                        AUTOMOTIVE PARTS AND EQUIPMENT -- 0.54%
          53,500        Magna International,
                         Inc. -- Class A........      3,386,882     CDA
                                                  -------------
                        BANKS -- 7.68%
         177,155        ABN AMRO Holding
                         N.V. ..................      2,855,739     NET
         301,640        Allied Irish Banks
                         PLC....................      3,494,288     IRE
          16,000        Allied Irish Banks
                         PLC....................        185,349     IRE
         336,290        Australia & New Zealand
                         Bank Group, Ltd. ......      3,065,149     AUS
         301,800        Banco Bilbao Vizcaya
                         Argentaria, SA.........      3,738,185     SPA
          43,800        Bank of Nova Scotia.....      1,342,798     CDA
         124,246        Credit Suisse
                         Group(c)...............      5,303,316     SWI
          20,300        Deutsche Bank AG........      1,436,290     GER
         165,250        ForeningsSparbanken AB..      2,046,406     SWE
         177,600        HBOS PLC................      2,057,212      UK
         422,823        Lloyds TSB Group PLC....      4,590,082      UK
         188,000        Oversea-Chinese Banking
                         Corp., Ltd. ...........      1,120,254     SIN
         326,000        Royal Bank of Scotland
                         Group PLC..............      7,931,906      UK
         210,000        Sumitomo Mitsui Banking
                         Corp.(c)...............        889,896     JPN
         185,000        Svenska Handelsbanken
                         AB -- Class A..........      2,713,931     SWE

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        BANKS (CONTINUED)
         207,338        Turkiye Is Bankasi
                         (Isbank) (GDR).........  $   1,154,251     TUR
             595        UFJ Holdings,
                         Inc.(a)(c).............      1,312,934     JPN
         316,000        United Overseas Bank,
                         Ltd. ..................      2,173,985     SIN
         150,447        Westpac Banking Corp.,
                         Ltd. ..................      1,213,114     AUS
                                                  -------------
                                                     48,625,085
                                                  -------------
                        BROADCAST SERVICES/MEDIA -- 2.31%
         923,565        Granada PLC.............      1,928,588      UK
          14,400        Grupo Televisa SA
                         (GDR)(c)...............        621,792     MEX
         121,509        News Corp., Ltd. .......        971,501     AUS
          35,150        News Corp., Ltd.
                         (ADR)(a)...............      1,118,122     AUS
         276,406        Reuters Group PLC.......      2,735,148      UK
         106,000        Societe Television
                         Francaise..............      2,681,620     FRA
         177,207        Singapore Press
                         Holdings, Ltd. ........      2,092,691     SIN
          44,852        Vivendi Universal SA....      2,458,006     FRA
                                                  -------------
                                                     14,607,468
                                                  -------------
                        BUILDING MATERIALS -- 0.70%
          20,401        Holcim, Ltd.(c).........      4,403,183     SWI
                                                  -------------
                        BUSINESS SERVICES -- 0.15%
         311,300        Hays PLC................        942,243      UK
                                                  -------------
                        CHEMICALS -- 1.16%
          16,200        L'Air Liquide SA(c).....      2,272,196     FRA
          52,700        Norsk Hydro ASA.........      2,210,185     NOR
             300        Norsk Hydro ASA (ADR)...         12,600     NOR
          80,000        Shin-Etsu Chemical
                         Company, Ltd. .........      2,876,992     JPN
                                                  -------------
                                                      7,371,973
                                                  -------------
                        COMMERCIAL SERVICES -- 0.26%
         338,300        Brambles Industries
                         PLC(c).................      1,673,807      UK
                                                  -------------
                        COMPUTER EQUIPMENT -- 0.34%
          45,000        TDK Corp. ..............      2,123,388     JPN
                                                  -------------
                        COMPUTER SOFTWARE AND SERVICES -- 0.15%
          23,700        Fuji Soft ABC, Inc. ....        944,599     JPN
                                                  -------------
                        CONSTRUCTION -- 2.72%
         216,200        Bouygues SA.............      7,089,717     FRA
         249,600        CRH PLC.................      4,392,760     IRE

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        CONSTRUCTION (CONTINUED)
          29,000        Rohm Company, Ltd. .....  $   3,766,436     JPN
         271,000        Sekisui House, Ltd. ....      1,965,726     JPN
                                                  -------------
                                                     17,214,639
                                                  -------------
                        CONSUMER GOODS AND SERVICES -- 2.91%
          64,200        Altadis SA(c)...........      1,092,684     SPA
          27,400        Hoya Corp. .............      1,638,101     JPN
         219,000        Nikon Corp. ............      1,687,198     JPN
         150,250        Sony Corp. .............      6,871,789     JPN
          20,100        Sony Corp. (ADR)........        906,510     JPN
         541,000        Swire Pacific, Ltd. --
                         Class A................      2,948,883     HNG
         397,000        Unilever PLC............      3,258,298      UK
                                                  -------------
                                                     18,403,463
                                                  -------------
                        DISTRIBUTOR -- 0.47%
         100,000        Hagemeyer NV............      1,871,310     NET
       1,012,000        Li & Fung, Ltd. ........      1,135,666     HNG
                                                  -------------
                                                      3,006,976
                                                  -------------
                        ELECTRONICS -- 7.35%
          65,222        Advantest Corp. ........      3,695,100     JPN
          36,100        Epcos AG................      1,785,362     GER
         183,000        Furukawa Electric
                         Company, Ltd. .........        972,499     JPN
          31,000        Hirose Electric Company,
                         Ltd. ..................      2,113,692     JPN
         169,000        Hitachi, Ltd. ..........      1,238,753     JPN
         120,000        Hon Hai Precision
                         Industry Company, Ltd.
                         (GDR)(a)...............      1,200,000     TWN
       1,939,000        Johnson Electric
                         Holdings, Ltd. ........      2,039,246     HNG
           9,990        Keyence Corp. ..........      1,662,076     JPN
         151,900        KoninkliSke (Royal)
                         Philips Electronics
                         NV.....................      4,518,250     NET
          12,100        KoninkliSke (Royal)
                         Philips Electronics NV
                         (ADR)..................        352,231     NET
          26,300        Mabuchi Motor Company,
                         Ltd. ..................      2,168,740     JPN
          62,800        Murata Manufacturing
                         Company, Ltd. .........      3,768,860     JPN
         700,000        NEC Corp. ..............      7,145,880     JPN
         128,689        Samsung Electronics
                         (GDR)(a)...............     13,875,634     KOR
                                                  -------------
                                                     46,536,323
                                                  -------------

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        ENGINEERING -- 0.44%
          57,261        Chudenko Corp. .........  $     742,813     JPN
       1,580,000        Singapore Technologies
                         Engineering, Ltd. .....      2,011,340     SIN
                                                  -------------
                                                      2,754,153
                                                  -------------
                        FINANCE -- 3.26%
          50,400        ACOM Company, Ltd. .....      3,675,042     JPN
          39,450        AIFUL Corp.(a)..........      2,554,297     JPN
         233,610        Compagnie Financiere
                         Financial Richemont
                         AG(c)..................      4,344,889     SWI
         225,000        Daiwa Securities Group,
                         Inc. ..................      1,183,658     JPN
         141,000        Irish Permanent PLC.....      1,426,032     IRE
          20,000        Kokusai Securities
                         Company, Ltd. .........        116,058     JPN
         294,000        Nikko Cordial Corp. ....      1,313,210     JPN
         203,000        Nomura Holdings,
                         Inc. ..................      2,603,962     JPN
          14,880        Orix Corp. .............      1,333,825     JPN
          38,200        Promise Company,
                         Ltd. ..................      2,067,938     JPN
                                                  -------------
                                                     20,618,911
                                                  -------------
                        FOOD AND BEVERAGE -- 3.51%
          40,956        Coca-Cola Hellenic
                         Bottling Company
                         S.A. ..................        591,233     GRE
          22,840        Coca-Cola Hellenic
                         Bottling Company
                         S.A. ..................        311,526     AUS
         171,000        Compass Group PLC.......      1,281,525      UK
         548,400        Fosters Group, Ltd. ....      1,364,035     AUS
          18,000        Groupe Danone...........      2,197,449     FRA
         220,243        Heineken N.V. ..........      8,358,640     NET
          37,500        Heineken Holding N.V. --
                         Class A................      1,069,320     NET
          23,500        LVMH Moet Hennessy Louis
                         Vuitton S.A. ..........        956,995     FRA
          22,040        Nestle SA(c)............      4,703,779     SWI
         275,000        Tate & Lyle PLC.........      1,380,610      UK
                                                  -------------
                                                     22,215,112
                                                  -------------
                        INSURANCE -- 4.83%
         290,000        Assicurazioni Generali
                         Spa(a).................      8,062,667     ITA
           3,600        Fairfax Financial
                         Holdings, Ltd. ........        369,693     CDA
          81,704        ING Groep N.V. .........      2,085,176     NET
         715,000        Mitsui Marine and Fire
                         Insurance Company,
                         Ltd. ..................      3,357,426     JPN
         464,600        Prudential PLC..........      5,381,648      UK

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        INSURANCE (CONTINUED)
         648,434        QBE Insurance Group,
                         Ltd. ..................  $   2,548,735     AUS
          87,105        Swiss Re(c).............      8,769,845     SWI
                                                  -------------
                                                     30,575,190
                                                  -------------
                        INTERNET -- 0.67%
         100,000        Thomson Corp. ..........      3,027,550     CDA
          39,724        Thomson Corp. ..........      1,202,664     CDA
                                                  -------------
                                                      4,230,214
                                                  -------------
                        INVESTMENT HOLDING COMPANY -- 0.90%
         593,800        Hutchison Whampoa,
                         Ltd. ..................      5,730,823     HNG
                                                  -------------
                        LEISURE AND RECREATION -- 0.19%
          32,500        Accor SA................      1,182,467     FRA
                                                  -------------
                        MANUFACTURING -- 2.33%
         181,800        Assa Abloy AB...........      2,615,029     SWE
         562,000        Mitsubishi Heavy
                         Industries, Ltd. ......      1,501,889     JPN
          64,000        Schneider Electric
                         SA(c)..................      3,079,635     FRA
          25,900        Siemens AG(a)...........      1,715,958     GER
         402,814        Smiths Group PLC........      3,968,403      UK
          75,000        THK Company, Ltd. ......      1,094,910     JPN
          71,000        Ushio, Inc. ............        802,861     JPN
                                                  -------------
                                                     14,778,685
                                                  -------------
                        MEDICAL AND OTHER HEALTH SERVICES -- 0.03%
          18,400        MDS, Inc. ..............        217,758     CDA
                                                  -------------
                        METALS AND MINING -- 1.96%
           5,800        Alcan, Inc. ............        207,558     CDA
       1,286,775        BHP Billiton, Ltd. .....      6,915,000     AUS
          78,576        BHP Billiton, Ltd.
                         (ADR)..................        841,549     AUS
          43,663        Pechiney SA -- Class
                         A......................      2,252,775     FRA
         441,600        WMC, Ltd. ..............      2,163,619     AUS
                                                  -------------
                                                     12,380,501
                                                  -------------
                        OIL AND GAS -- 2.78%
         323,000        BG Group PLC............      1,316,096      UK
         365,000        Centrica PLC............      1,179,132      UK
         380,400        Eni Spa(a)(c)...........      4,772,765     ITA
           2,300        Royal Dutch Petroleum
                         Company................        112,746     NET
          70,600        Royal Dutch Petroleum
                         Company................      3,579,667     NET
         474,200        Shell Transport &
                         Trading Company PLC....      3,257,090      UK

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        OIL AND GAS (CONTINUED)
         430,300        Statoil ASA(c)..........  $   2,951,729     NOR
          13,700        Suncor Energy, Inc. ....        449,518     CDA
                                                  -------------
                                                     17,618,743
                                                  -------------
                        PAPER AND FOREST PRODUCTS -- 0.62%
         189,000        Sumitomo Forestry
                         Company, Ltd. .........        992,836     JPN
          88,900        UPM-Kymmene Oyj.........      2,950,893     FIN
                                                  -------------
                                                      3,943,729
                                                  -------------
                        PHARMACEUTICALS -- 9.32%
         163,100        AstraZeneca PLC.........      7,352,891      UK
         278,128        AstraZeneca PLC.........     12,743,714      UK
          40,062        AstraZeneca PLC
                         (ADR)(a)...............      1,866,889      UK
         222,000        Chugai Pharmaceutical
                         Company, Ltd.(a).......      2,574,778     JPN
          31,200        Elan Corp. PLC
                         (ADR)(a)(c)............      1,405,872     IRE
          70,000        GlaxoSmithKline PLC.....      1,755,117      UK
         176,625        Novartis AG(c)..........      6,389,038     SWI
          31,900        Roche Holding AG(c).....      2,278,984     SWI
          60,000        Sankyo Company, Ltd. ...      1,028,478     JPN
         186,780        Sanofi-Synthelabo SA....     13,947,628     FRA
         256,000        Shionogi & Company,
                         Ltd. ..................      4,378,419     JPN
          96,000        Shire Pharmaceuticals
                         Group PLC(c)...........      1,201,411      UK
          28,000        Takeda Chemical
                         Industries, Ltd. ......      1,267,770     JPN
          29,000        Yamanouchi
                         Pharmaceutical Company,
                         Ltd. ..................        766,131     JPN
                                                  -------------
                                                     58,957,120
                                                  -------------
                        PUBLISHING -- 0.76%
         247,200        Pearson PLC.............      2,845,420      UK
          63,000        VNU NV..................      1,937,363     NET
                                                  -------------
                                                      4,782,783
                                                  -------------
                        REAL ESTATE -- 2.71%
         815,000        Cheung Kong Holdings,
                         Ltd. ..................      8,466,709     HNG
         707,000        Hong Kong Land Holdings,
                         Ltd. ..................      1,336,230     HNG
         387,000        Mitsubishi Estate
                         Company, Ltd. .........      2,833,730     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        REAL ESTATE (CONTINUED)
         410,000        Mitsui Fudosan Company,
                         Ltd. ..................  $   3,130,473     JPN
         308,000        Sumitomo Realty &
                         Development Company,
                         Ltd. ..................      1,411,010     JPN
                                                  -------------
                                                     17,178,152
                                                  -------------
                        RETAIL -- 2.73%
         176,000        Aeon Company, Ltd. .....      3,977,706     JPN
         215,900        Industria de Diseno
                         Textil, SA(c)..........      4,119,027     SPA
         400,000        Marks & Spencer PLC.....      2,101,320      UK
         129,300        Metro AG................      4,591,482     GER
           3,900        SHIMAMURA Company,
                         Ltd. ..................        229,289     JPN
         398,400        Woolworths, Ltd. .......      2,291,836      UK
                                                  -------------
                                                     17,310,660
                                                  -------------
                        RETAIL: SUPERMARKETS -- 0.18%
          21,500        Carrefour SA............      1,118,864     FRA
                                                  -------------
                        RUBBER PRODUCTS -- 0.35%
          66,500        Compagnie Generale des
                         Establissements
                         Michelin -- Class B....      2,195,511     FRA
                                                  -------------
                        SEMICONDUCTORS -- 4.38%
          46,000        Aixtron AG..............      1,043,211     GER
         262,400        Arm Holdings PLC(c).....      1,370,830      UK
          23,100        ASML Holding N.V.(c)....        401,806     NET
         237,600        ASML Holding N.V.(c)....      4,051,080     NET
          97,700        Infineon Technologies
                         AG(a)..................      1,998,033     GER
          83,600        STMicroelectronics
                         N.V.(a)................      2,647,612     FRA
          14,500        STMicroelectronics
                         N.V. ..................        465,799     SWI
         400,600        Taiwan Semiconductor
                         Manufacturing Company,
                         Ltd. (ADR)(a)(c).......      6,878,302     TWN
         146,100        Tokyo Electron, Ltd. ...      7,172,809     JPN
          27,400        Tokyo Seimitsu Company,
                         Ltd. ..................        930,975     JPN
          67,000        Zarlink Semiconductor,
                         Inc.(c)................        753,750     CDA
                                                  -------------
                                                     27,714,207
                                                  -------------

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS EQUIPMENT AND SERVICES --
                         13.91%
         228,500        America Movil SA de
                         CV -- Series L
                         (ADR)(a)...............  $   4,451,180     MEX
          68,000        Deutsche Telekom AG.....      1,169,478     GER
         311,600        Ericsson (LM) Telephone
                         Company (ADR)..........      1,626,552     SWE
             173        KDDI Corp. .............        323,624     JPN
          42,800        Hellenic
                         Telecommunications
                         Organization SA(c).....        697,944     GRE
             251        Nippon Telegraph and
                         Telephone Corp. .......        818,332     JPN
         703,600        Nokia Oyj...............     18,157,242     FIN
          75,400        Nokia Oyj (ADR).........      1,849,562     FIN
         225,200        Nortel Networks
                         Corp.(a)...............      1,689,000     CDA
             655        NTT DoCoMo, Inc. .......      7,701,764     JPN
         156,570        Portugal Telecom, SGPS,
                         SA(c)..................      1,220,792     POR
       5,585,000        Singapore
                         Telecommunications,
                         Ltd. ..................      5,324,739     SIN
         110,000        Societe Europeenne des
                         Satellites (FDR).......      1,274,273     LUX
          12,891        Swisscom AG.............      3,575,004     SWI
          40,500        Telecel -- Comunicacoes
                         Pessoais, SA(c)........        324,806     POR
         179,000        Telecom Italia Mobile
                         Spa(a).................      1,000,109     ITA
         235,000        Telecom Italia Spa......      1,256,451     ITA
         327,800        Telefonaktiebolaget LM
                         Ericsson AB -- Class
                         B......................      1,779,888     SWE
         126,159        Telefonica SA(c)........      1,689,673     SPA
          28,792        Telefonica SA (ADR)(c)..      1,153,983     SPA
         205,900        Telefonos De Mexico SA
                         de CV (ADR)(a).........      7,210,618     MEX
       8,770,740        Vodafone Group PLC......     22,941,625      UK
          31,000        Vodafone Group PLC
                         (ADR)..................        796,080      UK
                                                  -------------
                                                     88,032,719
                                                  -------------
                        TEXTILES -- 0.25%
         658,000        Toray Industries,
                         Inc. ..................      1,592,623     JPN
                                                  -------------
                        TOYS -- 1.26%
          45,600        Nintendo Corp., Ltd. ...      7,990,534     JPN
                                                  -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

       SHARES                                         VALUE       COUNTRY
       ------                                     -------------   -------
                        COMMON STOCKS (CONTINUED)
                        TRANSPORTATION -- 0.72%
          82,100        Bombardier, Inc. --
                         Class A................  $     848,249     CDA
         273,100        Bombardier, Inc. --
                         Class B................      2,821,642     CDA
         287,000        Tokyu Corp. ............        865,592     JPN
                                                  -------------
                                                      4,535,483
                                                  -------------
                        UTILITIES: ELECTRIC -- 0.54%
          67,000        Chubu Electric Power
                         Company, Inc.(c).......      1,207,300     JPN
         177,000        National Grid Group
                         PLC....................      1,102,409      UK
          52,000        Tokyo Electric Power
                         Company, Inc.(c).......      1,107,735     JPN
                                                  -------------
                                                      3,417,444
                                                  -------------
                        TOTAL COMMON STOCK
                        (Cost $638,635,813).....    569,012,385
                                                  -------------
                        REGULATED INVESTMENT COMPANY -- 0.19%
       1,198,072        Merrimac Cash Fund --
                         Premium Class(b)
                         (Cost $1,198,072)......      1,198,072     USA
                                                  -------------
   PRINCIPAL
    ------------
                        NON-CONVERTIBLE BONDS -- 0.17%
    $    521,000        Hellenic Exchange
                         Finance, 2.00%,
                         08/02/05...............        498,731     LUX
     138,000,000        Sanwa International
                         Financial Trust, 1.25%,
                         08/01/05(d)............        566,351     JPN
                                                  -------------
                        TOTAL NON-CONVERTIBLE
                        BONDS
                        (Cost $1,860,846).......      1,065,082
                                                  -------------
                        RIGHTS -- 0.00%
         390,900        TI Group(c) (Cost $0)...             --
                                                  -------------
                        TIME DEPOSITS -- 2.46%
       1,361,446        American Express
                         Centurion Bank, 1.89%,
                         01/22/02(b)............      1,361,446     USA
       6,262,652        Bank of Nova Scotia,
                         2.04%, 02/15/02(b).....      6,262,652     USA
       3,267,470        Bayerische
                         HypoVereinsbank, 1.92%,
                         02/05/02(b)............      3,267,470     USA

      PRINCIPAL                                       VALUE       COUNTRY
      ---------                                   -------------   -------
                        TIME DEPOSITS (CONTINUED)
    $    816,868        Bayerische
                         HypoVereinsbank, 1.81%,
                         03/18/02(b)............  $     816,868     USA
       1,361,446        BNP Paribas, 1.84%,
                         01/09/02(b)............      1,361,446     USA
       1,633,735        Credit Agricole
                         Indosuez, 1.70%,
                         01/07/02(b)............      1,633,735     USA
         619,813        Fleet National Bank,
                         1.95%, 01/02/02(b).....        619,813     USA
         272,289        Royal Bank Of Canada,
                         1.69%, 01/07/02(b)             272,289     USA
                                                  -------------
                        TOTAL TIME DEPOSITS
                        (Cost $15,595,719)......     15,595,719
                                                  -------------
                        SHORT TERM CORPORATE NOTES -- 3.42%
       6,807,230        Credit Suisse First
                         Boston Corp., Floating
                         Rate, 1.98%(+),
                         05/07/02(b)............      6,807,230     USA
       2,551,261        First Union National
                         Bank, Floating Rate,
                         1.54%(+),
                         03/12/02(b)............      2,551,261     USA
         816,869        Goldman Sachs Group,
                         Inc., Floating Rate,
                         1.54%(+),
                         02/05/02(b)............        816,869     USA
       1,089,157        Merrill Lynch & Company,
                         Floating Rate,
                         1.64%(+),
                         11/26/02(b)............      1,089,157     USA
       4,084,338        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.93%(+),
                         01/03/02(b)............      4,084,338     USA
         816,868        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.61%(+),
                         05/09/02(b)............        816,868     USA
       5,445,784        Morgan Stanley Dean
                         Witter & Company,
                         Floating Rate,
                         1.93%(+),
                         06/28/02(b)............      5,445,784     USA
                                                  -------------
                        TOTAL SHORT TERM
                        CORPORATE NOTES
                        (Cost $21,611,507)......     21,611,507
                                                  -------------
                        TOTAL SECURITIES
                        (Cost $678,901,957).....    608,482,765
                                                  -------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2001

      PRINCIPAL                                       VALUE       COUNTRY
      ---------                                   -------------   -------
                        REPURCHASE AGREEMENT -- 9.26%
$ 58,616,167             With Investors Bank &
                         Trust, dated 12/31/01,
                         1.40%, due 01/02/02,
                         repurchase proceeds at
                         maturity $58,620,726
                         (Collateralized by
                         various Fannie Mae's,
                         5.50% -- 6.50%, due
                         07/15/11 to 03/15/31,
                         with a total value of
                         $61,546,976) (Cost
                         $58,616,167)...........  $  58,616,167     USA
                                                  -------------
                        Total
                        Investments -- 105.40%
                        (Cost $737,518,124).....    667,098,932
                        Liabilities less other
                        assets -- (5.40)%.......    (34,210,207)
                                                  -------------
                        NET ASSETS -- 100.00%...  $ 632,888,725
                                                  =============

The aggregate cost of securities for federal income tax purposes at December 31, 2001 is $681,781,784.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $49,268,659
    Gross unrealized depreciation..........  (122,567,678)
                                             -----------
    Net unrealized depreciation............  $(73,299,019)
                                             ===========

---------------
(a)    All or part of the security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(d) Principal amount shown for this debt security is de-nominated in Japanese Yen.
(+) Variable rate security. Interest rate is based on the Federal Funds Rate. The rate shown was in effect at December 31, 2001.
(ADR)  American Depository Receipt.
(FDR)  Foreign Depository Receipt.
(GDR) Global Depository Receipt.

                                             PERCENT OF TOTAL
          COUNTRY COMPOSITION              INVESTMENTS AT VALUE
          -------------------              --------------------
Australia (AUS)........................            3.07%
Canada (CDA)...........................            2.45%
Finland (FIN)..........................            3.44%
France (FRA)...........................            7.23%
Germany (GER)..........................            3.53%
Greece (GRE)...........................            0.19%
Hong Kong (HNG)........................            3.25%
Ireland (IRE)..........................            1.63%
Italy (ITA)............................            2.26%
Japan (JPN)............................           19.46%
Korea (KOR)............................            2.08%
Luxembourg (LUX).......................            0.27%
Mexico (MEX)...........................            1.84%
Netherlands (NET)......................            4.68%
Norway (NOR)...........................            0.78%
Portugal (POR).........................            0.23%
Singapore (SIN)........................            2.19%
Spain (SPA)............................            1.77%
Sweden (SWE)...........................            1.62%
Switzerland (SWI)......................            6.03%
Turkey (TUR)...........................            0.17%
Taiwan (TWN)...........................            1.21%
United Kingdom (UK)....................           16.08%
United States (USA)....................           14.54%
                                                  ------
TOTAL PERCENTAGE.......................          100.00%
                                                  ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of fourteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value & Income Series, the Growth & Income Series, the Equity Growth Series, the Mid-Cap Value Series, the Mid-Cap Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2. SIGNIFICANT ACCOUNTING POLICIES

  A. SECURITY VALUATION

     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

  B. REPURCHASE AGREEMENTS

     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

  C. FOREIGN CURRENCY TRANSLATION

     The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

     The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

  D. FOREIGN CURRENCY FORWARD CONTRACTS

     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

  E. OPTIONS

     Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

  F. FUTURES CONTRACTS

     Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

     Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

                             OPEN FUTURES CONTRACTS

     Open futures contracts as of December 31, 2001 are:

                           NUMBER OF                           EXPIRATION   VALUE AT        VALUE AS OF       UNREALIZED
SERIES                     CONTRACTS        DESCRIPTION           DATE     TRADE DATE    DECEMBER 31, 2001   APPRECIATION
------                     ----------   --------------------   ----------  -----------   -----------------   ------------
Balanced.................  12 Long      S&P 500 Index Future   March 2002  $ 3,366,093         $ 3,447,600       $ 81,507
Special Equity...........  49 Long      Russell 2000 Future    March 2002  $11,636,418         $11,987,850       $351,432

  G. SHORT SALES

     The Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which the Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at their market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Fund will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

  H. FEDERAL INCOME TAXES

     It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

  I.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

  J. OPERATING EXPENSES

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among the series based on the relative net assets or another methodology that is appropriate based on the circumstances.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  K. OTHER

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Series Portfolios as follows:

AUSA SUB-ACCOUNT                                              PERCENTAGE INVESTMENT IN PORTFOLIO
----------------                                              ----------------------------------
Money Market................................................                               15.00
High Quality Bond...........................................                               25.69
Intermediate Government Bond................................                               30.85
Core Bond...................................................                               23.66
Balanced....................................................                               46.39
Value & Income..............................................                               45.34
Growth & Income.............................................                               35.12
Equity Growth...............................................                               44.63
Mid-Cap Value...............................................                                0.00(1)
Mid-Cap Growth..............................................                                0.00(1)
Special Equity..............................................                               28.38
Aggressive Equity...........................................                               27.54
High Yield Bond.............................................                               17.81
International Equity........................................                               27.34

---------------

 (1) Less than 0.005%.

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and payable monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For its services, the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                         ADVISOR      SUBADVISOR
PORTFOLIO SERIES                      PORTFOLIO SUBADVISORS              FEE (%)       FEE (%)
----------------             ----------------------------------------   ----------    ----------
Money Market Series          Capital Management Group                         0.25          0.05
High Quality Bond Series     Merganser Capital Management Corporation         0.35              (2)
Intermediate Government
  Bond Series                Capital Management Group                         0.35          0.15
Core Bond Series             Black Rock Advisors, Inc                         0.35              (3)
Balanced Series              (4)                                              0.45              (5)
Value & Income Series        (6)                                              0.45              (7)
Growth & Income Series       (8)                                              0.60              (9)
Equity Growth Series         (10)                                             0.62              (11)
Mid-Cap Value Series         Cramer Rosenthal McGlynn, LLC                    0.67(1)           (12)
Mid-Cap Growth Series        Dresdner RCM                                     0.72(1)           (13)
Special Equity Series        (14)                                             0.80              (15)
Aggressive Equity Series     McKinley Capital Management                      0.97              (16)
High-Yield Bond Series       Eaton Vance                                      0.55              (17)
International Equity Series  Capital Guardian Trust Company                   0.75              (18)

---------------

 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

 (3) The Core Bond Series changed its subadvisor on December 1, 2001 from Payden & Rygel Investment Counsel to Black Rock Advisors, Inc. From the period January 1, 2001 to November 30, 2001, the market values of the fixed income securities of the Core Bond and Balanced Series were combined to determine the subadvisor fee. Payden & Rygel Investment Counsel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000. For the period from December 1, 2001 to December 31, 2001, the market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

 (4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Black Rock Advisors, Inc. for equity and fixed income securities, respectively. Effective December 1, 2001, Black Rock replaced Payden & Rygel Investment Counsel

 (5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period January 1, 2001 through November 30, 2001, Payden & Rygel received 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series. For the period December 1, 2001 to December 31, 2001, Black Rock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets, and 0.05% on all average daily

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

 (6) The Value & Income Series has two subadvisors, Sanford C. Bernstein & Company, LLC and Asset Management Group.

 (7) Asset Management Group and Sanford C. Bernstein & Company, LLC received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

 (8) The Growth & Income Series changed subadvisors on July 31, 2001. Aeltus Investment Management, Inc. and Credit Suisse Asset Management replaced Putnam Advisory Company, Inc.

 (9) For the period January 1, 2001 through July 31, 2001, Putnam Advisory Company, Inc. received 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000. For the period August 1, 2001 through December 31, 2001, Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. For the period August 1, 2001 through December 31, 2001, Credit Suisse Asset Management received 0.30% on the first $100,000,000 in average daily net assets, 0.20% on the next $200,000,000 in average daily net assets, 0.15% on the next $200,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000.

(10) The Equity Growth Series has three subadvisors, Ark Asset Management, Marsico Capital Management, and Dresdner RCM Global Investors.

(11) Dresdner RCM Global Investors, Inc. received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(12) 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $300,000,000.

(13) 0.82% on the first $25,000,000 in average daily net assets, 0.46% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, and 0.23% on all average daily net assets in excess of $100,000,000.

(14) Effective August 3, 2001, The Special Equity Series added an additional subadvisor, INVESCO, Inc., to its existing subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(15) Liberty Investment Management received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $250,000,000 in average daily net assets, and 0.20% on all daily average net assets in excess of $350,000,000. Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000. For the period August 3, 2001 through December 31, 2001, INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

(16) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(17) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(18) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% on the next $200,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

    For the year ended December 31, 2001, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

FUND                                                           EXPENSE CAP
----                                                     -----------------------
Money Market Series...................................   30 basis points (b.p.)
High Quality Bond Series..............................           40 b.p.
Intermediate Government Bond Series...................           40 b.p.
Core Bond Series......................................           40 b.p.
Balanced Series.......................................           50 b.p.
Value & Income Series.................................           50 b.p.
Growth & Income Series................................           65 b.p.
Equity Growth Series..................................           65 b.p.
Mid-Cap Value Series..................................           70 b.p.
Mid-Cap Growth Series.................................           75 b.p.
Special Equity Series.................................           85 b.p.
Aggressive Equity Series..............................          100 b.p.
High-Yield Bond Series................................           60 b.p.
International Equity Series...........................           90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the Series Portfolio for the year ended December 31, 2001, amounted to $34,967.

4. SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

                        DIVERSIFIED INVESTORS PORTFOLIOS

4. SECURITIES LENDING (CONTINUED)

     The Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. At December 31, 2001, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
High Quality Bond Series....................................  $  5,333,650   $  5,472,000
Intermediate Government Bond Series.........................    20,878,353     21,418,500
Core Bond Series............................................    57,907,461     59,194,051
Balanced Series.............................................    23,861,077     24,635,405
Value & Income Series.......................................    94,189,598     97,451,405
Growth & Income Series......................................    64,880,737     67,368,088
Equity Growth Series........................................    51,118,879     52,961,356
Special Equity Series.......................................   191,693,131    199,830,671
Aggressive Equity Series....................................   103,393,241    106,560,944
International Equity Series.................................    36,343,078     38,405,298

5. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2001, were as follows:

                                                                    COST OF          PROCEEDS
                                                                   PURCHASES        FROM SALES
                                                                 --------------   --------------
High Quality Bond Series..............  Government Obligations   $   31,537,857   $   43,674,728
                                        Other                       198,043,176       90,241,739
Intermediate Government Bond Series...  Government Obligations       60,456,658       87,095,473
                                        Other                        12,864,628               --
Core Bond Series......................  Government Obligations    3,840,226,291    3,805,916,687
                                        Other                       752,306,112      720,150,933
Balanced Series.......................  Government Obligations    1,053,541,737    1,082,667,846
                                        Other                       627,235,142      594,939,851
Value & Income Series.................  Other                       689,268,008      471,378,734
Growth & Income Series................  Other                     1,590,343,103    1,502,157,700
Equity Growth Series..................  Other                     1,017,506,864      746,347,788
Mid-Cap Value Series..................  Other                        17,736,178        5,724,084
Mid-Cap Growth Series.................  Other                        19,407,266        4,335,614
Special Equity Series.................  Other                     1,098,828,108    1,049,466,546
Aggressive Equity Series..............  Other                       440,670,254      364,215,443
High Yield Bond Series................  Other                       186,473,063      129,232,249
International Equity Series...........  Other                       261,361,879      162,180,941

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 2001, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                      NET UNREALIZED
                                 FOREIGN     IN EXCHANGE   SETTLEMENT                 APPRECIATION/
                                CURRENCY         FOR          DATE         VALUE      (DEPRECIATION)
                               -----------   -----------   ----------   -----------   --------------
CORE BOND
SALE CONTRACTS:
British Pound................   16,908,285   $24,610,009     01/04/02   $24,598,849      $ 11,159
New Zealand Dollar...........    7,264,220     3,021,915     01/14/02     3,024,201        (2,285)
                                                                                         --------
  TOTAL......................                                                            $  8,874
                                                                                         ========
BALANCED
SALE CONTRACTS:
British Pound................    4,260,147   $ 6,200,644     01/04/02   $ 6,197,832      $  2,812
New Zealand Dollar...........    1,816,055       755,479     01/14/02       756,050          (572)
                                                                                         --------
  TOTAL......................                                                            $  2,240
                                                                                         ========
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Euro.........................    4,481,286     3,987,000     01/29/02     3,988,552      $  1,552
Euro.........................    2,600,852     2,321,000     02/08/02     2,314,035        (6,965)
                                                                                         --------
  TOTAL......................                                                            $ (5,413)
                                                                                         ========
SALE CONTRACTS:
Japanese Yen.................  388,810,000   $ 3,295,000     02/28/02   $ 2,977,468      $317,532
Japanese Yen.................  474,600,620     3,613,252     04/04/02     3,641,102       (27,851)
                                                                                         --------
  TOTAL......................                                                            $289,681
                                                                                         ========

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)


INTERNATIONAL EQUITY (CONTINUED)

FOREIGN CURRENCY CROSS CONTRACTS:

                                                                                         NET UNREALIZED
                                             SETTLEMENT     PURCHASE      SALE CURRENT   APPRECIATION/
PURCHASE/SALE                                   DATE      CURRENT VALUE      VALUE       (DEPRECIATION)
-------------                                ----------   -------------   ------------   --------------
Euro/British Pound.........................   03/26/02     $   907,285     $  907,281      $        4
Euro/British Pound.........................   04/26/02       7,458,262      7,533,087         (74,825)
Euro/Canadian Dollar.......................   01/23/02       1,411,025      1,403,506           7,519
Euro/Canadian Dollar.......................   02/20/02         250,284        246,830           3,453
Euro/Canadian Dollar.......................   03/07/02       1,242,543      1,214,180          28,364
Euro/Japanese Yen..........................   01/15/02       1,837,960      1,713,956         124,004
Euro/Japanese Yen..........................   01/18/02       4,255,974      3,976,161         279,813
Euro/Japanese Yen..........................   01/23/02       2,119,145      1,963,828         155,317
Euro/Japanese Yen..........................   01/28/02       4,133,276      3,858,773         274,503
Euro/Japanese Yen..........................   02/19/02       2,800,680      2,567,430         233,250
Euro/Japanese Yen..........................   02/21/02       1,699,440      1,571,914         127,526
Euro/Japanese Yen..........................   02/21/02       2,259,562      2,086,114         173,448
Euro/Japanese Yen..........................   02/28/02       4,690,438      4,328,859         361,579
Euro/Japanese Yen..........................   03/18/02       1,183,871      1,167,188          16,683
Euro/Japanese Yen..........................   03/18/02       7,265,840      6,353,583         912,257
Euro/Japanese Yen..........................   03/22/02         723,020        713,961           9,059
Euro/Japanese Yen..........................   03/28/02      10,553,919      9,464,949       1,088,970
Euro/Japanese Yen..........................   05/28/02       1,599,736      1,476,701         123,035
Swiss Franc/Hong Kong Dollar...............   06/20/02       1,264,657      1,281,572         (16,915)
Swiss Franc/Japanese Yen...................   02/28/02       2,213,253      2,091,423         121,829
Swiss Franc/Japanese Yen...................   03/27/02       2,468,757      2,445,705          23,052
Swiss Franc/Swedish Krona..................   03/25/02       2,143,143      2,336,322        (193,179)
                                                                                           ----------
  TOTAL....................................                                                $3,778,747
                                                                                           ==========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS

                                                  RATIO TO AVERAGE NET ASSETS
                                   ---------------------------------------------------------
                                                                               INVESTMENT
             FOR THE                             EXPENSES       INVESTMENT    INCOME (LOSS)                NET ASSETS,
           PERIOD/YEAR                            (NET OF         INCOME         (NET OF       PORTFOLIO      END OF       TOTAL
              ENDED                EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER    PERIOD/YEAR    RETURN
           -----------             --------   ---------------   ----------   ---------------   ---------   ------------   -------
MONEY MARKET
12/31/2001.......................    0.27%         0.27%           3.85%          3.85%           N/A      $704,577,191      4.37%
12/31/2000.......................    0.28          0.28            6.18           6.18            N/A       492,136,376       N/A
12/31/1999.......................    0.28          0.28            5.06           5.06            N/A       416,768,827       N/A
12/31/1998.......................    0.28          0.28            5.32           5.32            N/A       292,437,753       N/A
12/31/1997.......................    0.28          0.28            5.33           5.33            N/A       232,312,458       N/A

HIGH QUALITY BOND
12/31/2001.......................    0.38          0.38            5.74           5.74             53%      330,502,956      8.70
12/31/2000.......................    0.38          0.38            6.21           6.21             73       228,391,465       N/A
12/31/1999.......................    0.38          0.38            5.78           5.78             56       199,906,097       N/A
12/31/1998.......................    0.39          0.39            5.90           5.90             68       227,463,134       N/A
12/31/1997.......................    0.39          0.39            6.12           6.12             62       218,169,438       N/A

INTERMEDIATE GOVERNMENT BOND
12/31/2001.......................    0.38          0.38            5.25           5.25             40       260,795,117      7.24
12/31/2000.......................    0.37          0.37            5.82           5.82             48       208,106,902       N/A
12/31/1999.......................    0.39          0.39            5.46           5.46             25       174,804,385       N/A
12/31/1998.......................    0.39          0.39            5.46           5.46             70       158,574,467       N/A
12/31/1997.......................    0.41          0.39            5.61           5.62             45       129,186,397       N/A

CORE BOND
12/31/2001.......................    0.38          0.38            5.32           5.32            547       761,473,139      7.38
12/31/2000.......................    0.38          0.38            6.28           6.28            521       641,903,354       N/A
12/31/1999.......................    0.37          0.37            5.86           5.86            307       515,721,444       N/A
12/31/1998.......................    0.38          0.38            5.98           5.98            102       551,935,530       N/A
12/31/1997.......................    0.38          0.38            6.49           6.49             64       361,632,885       N/A

---------------

(1)  Commencement of Operations, April 27, 2001.
  *  Annualized

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                RATIO TO AVERAGE NET ASSETS
                                 ---------------------------------------------------------
                                                                             INVESTMENT
            FOR THE                            EXPENSES       INVESTMENT    INCOME (LOSS)
          PERIOD/YEAR                           (NET OF         INCOME         (NET OF       PORTFOLIO   NET ASSETS, END   TOTAL
             ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER    OF PERIOD/YEAR    RETURN
          -----------            --------   ---------------   ----------   ---------------   ---------   ---------------   ------
BALANCED
12/31/2001.....................    0.49%         0.49%            2.82%          2.82%          312%     $  497,836,597     (4.75)%
12/31/2000.....................    0.49          0.49             2.93           2.93           286         512,675,482       N/A
12/31/1999.....................    0.52          0.50             2.46           2.48           256         525,583,903       N/A
12/31/1998.....................    0.48          0.48             3.22           3.22            91         505,995,739       N/A
12/31/1997.....................    0.48          0.48             3.55           3.55            87         394,769,913       N/A

VALUE & INCOME
12/31/2001.....................    0.48          0.48             2.07           2.07            32       1,653,702,046     (1.46)
12/31/2000.....................    0.46          0.46             2.23           2.23            76       1,530,760,024       N/A
12/31/1999.....................    0.46          0.46             1.75           1.75            43       1,414,634,230       N/A
12/31/1998.....................    0.47          0.47             2.23           2.23            31       1,367,107,496       N/A
12/31/1997.....................    0.47          0.47             2.27           2.27            33       1,215,071,169       N/A

GROWTH & INCOME
12/31/2001.....................    0.63          0.63             0.50           0.50           153         968,765,767    (21.84)
12/31/2000.....................    0.62          0.62             0.07           0.07            80       1,172,093,970       N/A
12/31/1999.....................    0.62          0.62             0.07           0.07            86       1,242,236,443       N/A
12/31/1998.....................    0.63          0.63             0.30           0.30            75         771,268,461       N/A
12/31/1997.....................    0.64          0.64             0.65           0.65            87         376,260,408       N/A

EQUITY GROWTH
12/31/2001.....................    0.64          0.64             0.09           0.09            63       1,230,944,333    (19.12)
12/31/2000.....................    0.64          0.64             0.05           0.05            97       1,226,091,994       N/A
12/31/1999.....................    0.64          0.64             0.12           0.12            44       1,266,869,154       N/A
12/31/1998.....................    0.64          0.64             0.22           0.22           104         688,448,565       N/A
12/31/1997.....................    0.65          0.65             0.43           0.43            91         426,312,188       N/A

---------------

(1)  Commencement of Operations, April 27, 2001.
  *  Annualized

                        DIVERSIFIED INVESTORS PORTFOLIOS

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                RATIO TO AVERAGE NET ASSETS
                                 ---------------------------------------------------------
                                                                             INVESTMENT
            FOR THE                            EXPENSES       INVESTMENT    INCOME (LOSS)
          PERIOD/YEAR                           (NET OF         INCOME         (NET OF       PORTFOLIO   NET ASSETS, END   TOTAL
             ENDED               EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER    OF PERIOD/YEAR    RETURN
          -----------            --------   ---------------   ----------   ---------------   ---------   ---------------   ------
MID-CAP VALUE(1)
12/31/2001.....................    1.91%*        0.70%*         (0.48)%*         0.73%*          87%     $   13,632,294      9.29%

MID-CAP GROWTH(1)
12/31/2001.....................    1.93*         0.75*          (1.50)*         (0.32)*          63          15,562,948    (12.05)

SPECIAL EQUITY
12/31/2001.....................    0.83          0.83           (0.02)          (0.02)           88       1,323,223,840     (1.92)
12/31/2000.....................    0.82          0.82            0.10            0.10            77       1,311,523,517       N/A
12/31/1999.....................    0.84          0.84            0.13            0.13           171       1,171,034,281       N/A
12/31/1998.....................    0.83          0.83            0.14            0.14           173         924,089,884       N/A
12/31/1997.....................    0.84          0.84            0.41            0.41           146         743,388,261       N/A

AGGRESSIVE EQUITY
12/31/2001.....................    1.00          1.00           (0.72)          (0.72)           98         372,579,133    (30.23)
12/31/2000.....................    0.98          0.98           (0.62)          (0.62)           62         435,760,615       N/A
12/31/1999.....................    1.01          1.00           (0.47)          (0.46)          132         259,974,422       N/A
12/31/1998.....................    1.10          1.00           (0.41)          (0.31)          121          81,327,707       N/A
12/31/1997.....................    1.33          1.00           (0.52)          (0.19)          243          25,857,650       N/A

HIGH YIELD BOND
12/31/2001.....................    0.59          0.59            9.41            9.41            90         174,019,465      5.94
12/31/2000.....................    0.65          0.60            9.17            9.22           105         139,986,593       N/A
12/31/1999.....................    0.61          0.60            8.45            8.46           145         124,990,408       N/A
12/31/1998.....................    0.63          0.60            8.64            8.67            83          94,870,981       N/A
12/31/1997.....................    0.74          0.60            8.46            8.60           109          39,700,131       N/A

INTERNATIONAL EQUITY
12/31/2001.....................    0.88          0.88            0.67            0.67            28         632,888,725    (16.82)
12/31/2000.....................    0.84          0.84            0.77            0.77            46         650,534,093       N/A
12/31/1999.....................    0.86          0.86            0.74            0.74            35         592,713,641       N/A
12/31/1998.....................    0.88          0.87            1.05            1.06            33         320,218,173       N/A
12/31/1997.....................    0.88          0.87            0.90            0.91            31         205,306,068       N/A

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio; collectively, the "Portfolios") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, except for the Mid-Cap Value Portfolio and Mid-Cap Growth Portfolio for which the period was from April 27, 2001 (commencement of operations) through December 31, 2001, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 15, 2002

                        DIVERSIFIED INVESTORS PORTFOLIOS

                        TRUSTEES INFORMATION (UNAUDITED)

     Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Joseph P. Carusone, 36.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Assistant
                                                                   Vice President and Assistant
                                                                   Treasurer, The Bank of New York.

Robert F. Colby, 46....................   Secretary since 1993     Vice President and General Counsel,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Diversified
                                                                   Investors Securities Corp.; Vice
                                                                   President and Assistant Secretary,
                                                                   AUSA Life Insurance Company, Inc.

John F. Hughes, 60.....................   Assistant Secretary      Assistant Secretary, Vice President
                                           since 1993              and Senior Counsel, Diversified
                                                                   Investment Advisors, Inc.; Vice
                                                                   President, AUSA Life Insurance
                                                                   Company, Inc.; Assistant Secretary,
                                                                   Diversified Investors Securities
                                                                   Corp.

Mark Mullin, 39........................   Trustee since 1995       Vice President and Chief Investment
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

Tom A. Schlossberg, 51.................   Trustee, President       Director, Chairman of the Board,
                                           since 1993              President and Chief Executive
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   -----------------------------------
Neal M. Jewell, 67.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered investment
Stamford, CT 06903                                                 company)

Eugene M. Mannella, 48.................   Trustee since 1993       Executive Vice President,
2 Orchard Neck Road                                                Investment Management Services,
Center Moriches, NY 11934                                          Inc.

Patricia L. Sawyer, 51.................   Trustee since 1993       President and Executive Search
Smith & Sawyer LLP                                                 Consultant, Smith & Sawyer LLC
P.O. Box 8063
Vero Beach, FL 32963

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

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

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
DIVERSIFIED INVESTORS SECURITIES CORP. (DISC)
4 Manhattanville Road, Purchase, New York 10577
914-697-8000

























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